Exhibit 2.1 EXECUTION VERSION ASSET PURCHASE AGREEMENT BY AND BETWEEN FOUNDERS OIL & GAS IV, LLC AS SELLER AND RING ENERGY, INC. AS PURCHASER

ASSET PURCHASE AGREEMENT PAGE i TABLE OF CONTENTS Page ARTICLE 1 PURCHASE AND SALE .............................................................................................. 1  Section 1.1  Purchase and Sale. ................................................................................................ 1  Section 1.2  Assets. .................................................................................................................... 1  Section 1.3  Excluded Assets. .................................................................................................... 3  Section 1.4  Effective Time; Proration of Costs and Revenues. .............................................. 4  Section 1.5  Delivery and Maintenance of Records. ................................................................ 6  ARTICLE 2 PURCHASE PRICE ...................................................................................................... 6  Section 2.1  Purchase Price; Holdback. ................................................................................... 6  Section 2.2  Adjustments to Purchase Price. ............................................................................ 7  Section 2.3  Allocation of Purchase Price. ............................................................................... 9  Section 2.4  Deposit. .................................................................................................................. 9  Section 2.5  Payment of Purchase Price. ................................................................................. 9  Section 2.6  Withholding. .......................................................................................................... 9  ARTICLE 3 TITLE MATTERS ....................................................................................................... 10  Section 3.1  Seller’s Title. ....................................................................................................... 10  Section 3.2  Definitions of Title Matters. ............................................................................... 10  Section 3.3  Definition of Permitted Encumbrances. ............................................................ 12  Section 3.4  Notice of Title Defect Adjustments. .................................................................... 14  Section 3.5  Casualty or Condemnation Loss. ....................................................................... 19  Section 3.6  Limitations on Applicability. .............................................................................. 19  ARTICLE 4 ENVIRONMENTAL MATTERS ............................................................................... 20  Section 4.1  Assessment. ......................................................................................................... 20  Section 4.2  NORM, Wastes and Other Substances. .............................................................. 21  Section 4.3  Environmental Defects. ...................................................................................... 21  Section 4.4  Inspection Indemnity. ......................................................................................... 24  ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF SELLER ...................................... 24  Section 5.1  Generally. ............................................................................................................ 24  Section 5.2  Existence and Qualification. .............................................................................. 24  Section 5.3  Power. .................................................................................................................. 25  Section 5.4  Authorization and Enforceability. ...................................................................... 25  Section 5.5  No Conflicts. ........................................................................................................ 25  Section 5.6  Liability for Brokers’ Fees. ................................................................................. 25  Section 5.7  Litigation. ............................................................................................................ 25  Section 5.8  Taxes and Assessments. ...................................................................................... 25  Section 5.9  Compliance with Laws. ....................................................................................... 27  Section 5.10  Contracts. ............................................................................................................ 27  Section 5.11  Payments for Hydrocarbon Production. ............................................................ 27  Section 5.12  Governmental Authorizations. ........................................................................... 28  Section 5.13  Preference Rights and Transfer Requirements. ................................................ 28  Section 5.14  Outstanding Capital Commitments. ................................................................... 28  Section 5.15  Imbalances. ......................................................................................................... 28

ASSET PURCHASE AGREEMENT PAGE ii Section 5.16  Wells. ................................................................................................................... 28  Section 5.17  Environmental..................................................................................................... 29  Section 5.18    Permits. .............................................................................................................. 29  Section 5.19  Condemnation. .................................................................................................... 29  Section 5.20  Bankruptcy. ......................................................................................................... 29  Section 5.21  Foreign Person.................................................................................................... 29  Section 5.22  Payouts. ............................................................................................................... 29  Section 5.23  Equipment. .......................................................................................................... 30  Section 5.24  Hedge Contracts. ................................................................................................. 30  Section 5.25  Leases. ................................................................................................................. 30  Section 5.26  Surface Contracts. ............................................................................................... 30  Section 5.27  Schedule Supplement. ......................................................................................... 30  ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF PURCHASER ............................. 31  Section 6.1  Existence and Qualification. .............................................................................. 31  Section 6.2  Power. .................................................................................................................. 31  Section 6.3  Authorization and Enforceability. ...................................................................... 31  Section 6.4  No Conflicts. ........................................................................................................ 31  Section 6.5  Liability for Brokers’ Fees. ................................................................................. 32  Section 6.6  Litigation. ............................................................................................................ 32  Section 6.7  Limitation and Independent Evaluation. ........................................................... 32  Section 6.8  SEC Disclosure. .................................................................................................. 33  Section 6.9  Bankruptcy. ......................................................................................................... 33  Section 6.10  Qualification. ...................................................................................................... 33  Section 6.11  Financing. ........................................................................................................... 33  ARTICLE 7 COVENANTS OF THE PARTIES ............................................................................. 33  Section 7.1  Access. ................................................................................................................. 33  Section 7.2  Government Reviews. .......................................................................................... 34  Section 7.3  Notification of Breaches. .................................................................................... 34  Section 7.4  Assignments; Operatorship. ............................................................................... 35  Section 7.5  Public Announcements. ...................................................................................... 35  Section 7.6  Operation of Business. ........................................................................................ 36  Section 7.7  Preference Rights and Transfer Requirements. ................................................ 36  Section 7.8  Tax Matters. ........................................................................................................ 38  Section 7.9  Employment Matters. .......................................................................................... 40  Section 7.10  Seller’s Financial Statements. ............................................................................ 40  Section 7.11  [RESERVED]. ..................................................................................................... 41  Section 7.12  Further Assurances. ........................................................................................... 41  ARTICLE 8 CONDITIONS TO CLOSING .................................................................................... 41  Section 8.1  Conditions of Seller to Closing. .......................................................................... 41  Section 8.2  Conditions of Purchaser to Closing. .................................................................. 42

ASSET PURCHASE AGREEMENT PAGE iii ARTICLE 9 CLOSING .................................................................................................................... 43  Section 9.1  Time and Place of Closing. ................................................................................. 43  Section 9.2  Obligations of Seller at Closing. ......................................................................... 43  Section 9.3  Obligations of Purchaser at Closing. ................................................................. 44  Section 9.4  Closing Adjustments. .......................................................................................... 44  ARTICLE 10 TERMINATION .......................................................................................................... 46  Section 10.1  Termination. ........................................................................................................ 46  Section 10.2  Effect of Termination. ........................................................................................ 47  ARTICLE 11 POST-CLOSING OBLIGATIONS; INDEMNIFICATION; LIMITATIONS; DISCLAIMERS AND WAIVERS .............................................................................. 48  Section 11.1  Receipts. ............................................................................................................... 48  Section 11.2  Expenses. ............................................................................................................. 48  Section 11.3  Assumed Seller Obligations. ............................................................................... 48  Section 11.4  Survival and Limitations; Exclusive Remedy. ................................................... 50  Section 11.5  Indemnification by Seller. .................................................................................. 51  Section 11.6  Indemnification by Purchaser. ........................................................................... 52  Section 11.7  Indemnification Proceedings. ............................................................................. 53  Section 11.8  Release. ................................................................................................................ 54  Section 11.9  Disclaimers. ......................................................................................................... 55  Section 11.10  Waiver of Trade Practices Acts. ......................................................................... 56  Section 11.11  Recording. ........................................................................................................... 57  ARTICLE 12 MISCELLANEOUS .................................................................................................... 57  Section 12.1  Counterparts. ....................................................................................................... 57  Section 12.2  Notice. .................................................................................................................. 57  Section 12.3  Transfer Taxes. ................................................................................................... 58  Section 12.4  Expenses. ............................................................................................................. 58  Section 12.5  Change of Name. ................................................................................................ 59  Section 12.6  Replacement of Bonds, Letters of Credit and Guarantees. ............................... 59  Section 12.7  Governing Law; Venue and Waiver of Jury Trial. ............................................ 59  Section 12.8  Captions. .............................................................................................................. 60  Section 12.9  Waivers. ............................................................................................................... 60  Section 12.10  Assignment. ......................................................................................................... 60  Section 12.11  Entire Agreement. ............................................................................................... 60  Section 12.12  Amendment. ........................................................................................................ 60  Section 12.13  No Third-Party Beneficiaries. ............................................................................ 60  Section 12.14  References and Construction. ............................................................................ 61  Section 12.15  Conspicuousness. ................................................................................................ 61  Section 12.16  Severability. ......................................................................................................... 61  Section 12.17  Time of Essence. ................................................................................................. 61  Section 12.18  Non-Recourse. ..................................................................................................... 61  Section 12.19  Limitation on Damages. ...................................................................................... 62  Section 12.20  Suspense Funds. ................................................................................................. 62

ASSET PURCHASE AGREEMENT PAGE i EXHIBITS Exhibit A-1 Leases Exhibit A-2 Wells and Properties Exhibit A-3 Allocated Values Exhibit B Form of Conveyance SCHEDULES Schedule NC Form of Non-Competition Agreement Schedule TP Termination Payment Schedule 1.2(d) Contracts Schedule 1.2(e) Surface Contracts Schedule 1.3(d) Excluded Assets Schedule 2.2(a)(vii) Suspended Funds Schedule 5.1 Persons with Actual Knowledge Schedule 5.8(a) Contested Taxes Schedule 5.10 Contracts Schedule 5.11 Payments Schedule 5.13 Preference Rights and Transfer Requirements Schedule 5.15 Imbalances Schedule 5.16 Wells Schedule 5.17 Environmental Schedule 5.18 Permits Schedule 5.22 Payouts Schedule 5.23 Equipment Schedule 5.24 Hedge Contracts Schedule 5.25 Leases Schedule 5.26 Surface Contracts Schedule 9.2(f) Non-Compete Persons Schedule 9.4 Modifications Schedule 11.3 Specific Seller Excluded Obligations

ASSET PURCHASE AGREEMENT PAGE ii Attached to and made a part of the Asset Purchase Agreement By and Between Founders Oil & Gas IV, LLC and Ring Energy, Inc. Dated July 10, 2023 DEFINITIONS “AAA” has the meaning set forth in Section 3.4(k). “Actual Knowledge” has the meaning set forth in Section 5.1(a). “Adjusted Closing Cash Consideration” has the meaning set forth in Section 2.2(b). “Adjusted Purchase Price” has the meaning set forth in Section 2.2(b). “Adjustment Period” has the meaning set forth in Section 2.2(a)(i). “AFE” means authority for expenditure. “Affiliate” means with respect to any Person, means any Person that directly or indirectly Controls, is Controlled by or is under common control with such Person. No Person shall be deemed an Affiliate of any Person by reason of the exercise or existence of rights, interests or remedies under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, except with respect to Section 12.18, any portfolio company of any fund managed by Warburg Pincus, LLC, and any of their respective investors, general partners and any of their Affiliates shall not constitute an Affiliate of Purchaser. “Aggregate Defect Deductible” has the meaning set forth in Section 3.4(l). “Agreed Accounting Firm” has the meaning set forth in Section 9.4(d). “Agreement” means this Asset Purchase Agreement. “Allocated Value” has the meaning set forth in Section 3.4(a). “Assets” has the meaning set forth in Section 1.2. “Asset Taxes” means ad valorem, property, excise, severance, production, sales, use and similar Taxes based upon the operation or ownership of the Assets, the production of Hydrocarbons therefrom or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, Income Taxes and Transfer Taxes. “Assumed Seller Obligations” has the meaning set forth in Section 11.3. “Audited Financials” has the meaning set forth in Section 7.10(a). “Available Employee” has the meaning set forth in Section 7.9(a). “Business Day” any day other than a Saturday, Sunday or any other day on which commercial banks in the State of Texas are authorized or required by Law to close.

ASSET PURCHASE AGREEMENT PAGE iii “Claim Notice” has the meaning set forth in Section 11.4(b). “Closing” has the meaning set forth in Section 9.1(a). “Closing Cash Consideration” has the meaning set forth in Section 2.1(a)(i). “Closing Cash Consideration Adjustments” has the meaning set forth in Section 2.2(a). “Closing Date” has the meaning set forth in Section 9.1(b). “Code” means the United States Internal Revenue Code of 1986, as amended. “Confidentiality Agreement” has the meaning set forth in Section 7.1(a). “Conoco” means ConocoPhillips Company, a Delaware corporation. “Conoco PSA” means that certain Purchase and Sale Agreement, dated January 29, 2019, effective October 1, 2018, by and between Conoco and Seller. “Conoco PSA Assets” means all of the “Property” as defined in the Conoco PSA. “Contracts” has the meaning set forth in Section 1.2(d). “Control” (including the correlative terms “Controlled by” and “Controlling”) means the possession, directly or indirectly, of the power to direct, or to cause the direction of, the management and policies of a Person, whether through ownership of voting securities, as trustee or executor, as general partner or managing member, by contract or otherwise. “Conveyance” has the meaning set forth in Section 3.1(b). “COPAS” has the meaning set forth in Section 1.4(b)(i). “Cure Period” has the meaning set forth in Section 3.4(c). “Damages” means any and all claims, demands, payments, charges, judgments, assessments, losses, liabilities, damages, penalties, fines, expenses, costs, fees, settlements, and deficiencies, including any attorneys’ fees, legal fees, and other costs and expenses suffered or incurred therewith. “Defect Escrow Account” means a defect escrow sub-account established pursuant to the Escrow Agreement. “Defect Escrow Amount” means the sum of the (a) Title Defect Escrow Amount plus (b) the Environmental Defect Escrow Amount plus (c) any amount included in the Defect Escrow Account pursuant to Section 7.7(c). “Defensible Title” has the meaning set forth in Section 3.2. “Deferred Cash Consideration” has the meaning set forth in Section 2.1(a)(ii). “Deferred Cash Consideration Cap” has the meaning set forth in Section 2.1(b). “Deferred Payment Date” is defined in Section 2.5(b).

ASSET PURCHASE AGREEMENT PAGE iv “Deposit” has the meaning set forth in Section 2.4. “Deposit Escrow Account” has the meaning set forth in Section 2.4. “DTPA” has the meaning set forth in Section 11.10(a). “earned” has the meaning set forth in Section 1.4(b)(i). “Effective Time” has the meaning set forth in Section 1.4(a). “Employee Termination Date” has the meaning set forth in Section 7.9(a). “Environmental Claim Date” has the meaning set forth in Section 4.3(a). “Environmental Condition” means any environmental condition existing on the Execution Date that requires remediation or corrective action under (or if known, would require remediation under), or that represents a current violation of, any Environmental Law with respect to the Properties, other than any such condition to the extent caused by or relating to asbestos or asbestos containing materials, NORM (unless and to the extent the presence of asbestos, asbestos-containing materials or NORM constitutes a violation of Environmental Laws as of the Execution Date), or the obligation to plug, abandon, or decommission wells associated with the Assets. Further, for the avoidance of doubt, (a) the fact that a Well is no longer capable of producing sufficient quantities of oil or gas to continue to be classified as a “producing well” or that such a Well should be temporarily abandoned or permanently plugged and abandoned, in each case, shall not form the basis of an Environmental Condition, (b) the fact that a pipe is temporarily not in use shall not form the basis of an Environmental Condition, and (c) except with respect to personal property (i) that causes or has caused contamination of soil, surface water or groundwater or (ii) the use or condition of which is a current violation of Environmental Law or presently requires remediation or corrective action under Environmental Law (or if known, would presently require remediation under Environmental Law), the physical condition of any surface or subsurface personal property, including water or oil tanks, separators or other ancillary equipment, shall not form the basis of an Environmental Condition. “Environmental Consultant” has the meaning set forth in Section 4.1(a). “Environmental Defect” means an Environmental Condition discovered by Purchaser or its Representatives as a result of any environmental diligence conducted by or on behalf of Purchaser pursuant to Section 4.1. “Environmental Defect Amount” has the meaning set forth in Section 4.3(a). “Environmental Defect Escrow Amount” has the meaning set forth in Section 4.3(b)(iii). “Environmental Defect Notice” has the meaning set forth in Section 4.3(a). “Environmental Information” has the meaning set forth in Section 4.1(b). “Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act,

ASSET PURCHASE AGREEMENT PAGE v 42 U.S.C. §§ 300f through 300j, in each case as amended to the date hereof, and all similar Laws as of the date hereof of any Governmental Authority having jurisdiction over the property in question addressing pollution or protection of the environment or biological or cultural resources and all regulations implementing the foregoing and any applicable Legal Requirement in effect as of the Execution Date relating to pollution or the protection of the environment or worker health or safety (solely to the extent relating to exposure to Hazardous Materials), including those Legal Requirements relating to the storage, handling and use of Hazardous Materials and those Legal Requirements relating to the generation, processing, treatment, storage, transportation, disposal or other management of such Hazardous Materials. The term “Environmental Law” does not include (a) prudent, good or desirable operating practices, policies, statements or standards that may be voluntarily employed or adopted by other oil and gas well operators or recommended, but not required, by a Governmental Body or (b) the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., as amended, or any other Legal Requirement governing worker safety or workplace conditions (except to the extent relating to exposure to Hazardous Materials). “Environmental Liabilities” means all costs, Damages, expenses, liabilities, obligations, and other responsibilities with respect to, relating to, or arising from or under Environmental Laws (including any Environmental Conditions), Third Party claims relating to the environment, or relating to Hazardous Materials, and which relate to the Assets or the ownership or operation of the same. “Environmental Review” has the meaning set forth in Section 4.1(a). “Equipment” has the meaning set forth in Section 1.2(g). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Escrow Agent” means Citizens Bank, N.A. “Escrow Agreement” means that certain escrow agreement dated as of the Execution Date by and among Purchaser, Seller and the Escrow Agent. “Estimated Closing Cash Consideration Amount” has the meaning set forth in Section 9.4(a). “Event” has the meaning set forth in the definition of Material Adverse Effect. “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations of the SEC promulgated thereunder. “Excluded Assets” has the meaning set forth in Section 1.3. “Excluded Defects” has the meaning set forth in Section 3.2. “Excluded Seller Obligations” has the meaning set forth in Section 11.3. “Execution Date” has the meaning set forth in the preamble hereto. “Exhibit A” means, collectively, Exhibit A-1; Exhibit A-2; and Exhibit A-3. “Final Purchase Price Amount” has the meaning set forth in Section 9.4(b). “Final Settlement Date” has the meaning set forth in Section 9.4(c). “Final Settlement Statement” has the meaning set forth in Section 9.4(b).

ASSET PURCHASE AGREEMENT PAGE vi “Fundamental Representations” has the meaning set forth in Section 11.4(a). “GAAP” means generally accepted accounting principles in effect in the United States as amended from time to time. “Governmental Authorizations” has the meaning set forth in Section 5.12. “Governmental Body” or “Governmental Bodies” means any federal, state, local, municipal, or other government; any governmental, regulatory or administrative agency, commission, body, arbitrator or arbitration panel or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal. “Hazardous Materials” means any chemical, compounds, constituent, material, pollutant, contaminant, substance or waste, or material, hazardous substance, extremely hazardous substance, that is regulated by any Governmental Body or may form the basis of liability under any Environmental Law, including without limitation, petroleum products, Hydrocarbons and NORM. “Hedge Contract” means any Contract to which Seller or any of its Affiliates is a party, or to which any of the Assets are directly or indirectly subject, with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions. “Hydrocarbons” means oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous and liquid hydrocarbons or any combination thereof and sulphur and other minerals extracted from or produced with the foregoing. “Imbalance” or “Imbalances” means any over-production, under-production, over-delivery, under-delivery or similar imbalance of Hydrocarbons produced from or allocated to the Assets, regardless of whether such over-production, under-production, over-delivery, under-delivery or similar imbalance arises at the wellhead, pipeline, gathering system, transportation system, processing plant or other location. “Income Taxes” means income, franchise or similar Taxes based upon, measured by, or calculated with respect to income, profits, capital, or similar measures (or multiple bases, including corporate, franchise, business and occupation, business license, or similar Taxes, if income, profits, capital, or a similar measure is one of the bases on which such Tax is based, measured, or calculated), but excluding, for the avoidance of doubt, Asset Taxes and Transfer Taxes. “incurred” has the meaning set forth in Section 1.4(b)(i). “Indemnified Party” has the meaning set forth in Section 11.7(a). “Indemnifying Party” has the meaning set forth in Section 11.7(a). “Indemnity Cap” has the meaning set forth in Section 11.4(c). “Indemnity Deductible” has the meaning set forth in Section 11.4(c). “Indemnity Escrow Account” has the meaning set forth in Section 2.1(b).

ASSET PURCHASE AGREEMENT PAGE vii “Indemnity Holdback Amount” has the meaning set forth in Section 2.1(c). “Indemnity Holdback Disbursement” has the meaning set forth in Section 2.1(c)(ii). “Indemnity Holdback Release Time” has the meaning set forth in Section 2.1(c)(iii). “Indemnity Threshold” has the meaning set forth in Section 11.4(c). “Independent Expert” has the meaning set forth in Section 4.3(c). “Individual Environmental Threshold” has the meaning set forth in Section 4.3(c). “Individual Title Threshold” has the meaning set forth in Section 3.4(l). “Instruction Letter” means a joint instruction letter in a form consistent with the terms of the Escrow Agreement executed by authorized representatives of Purchaser and Seller instructing the Escrow Agent to disburse all or any portion of the Indemnity Holdback Amount, the Deposit or the Defect Escrow Amount. “Lands” has the meaning set forth in Section 1.2(a). “Law” or “Laws” means all statutes, laws, rules, regulations, ordinances, orders, decrees and codes of Governmental Bodies. “Leases” has the meaning set forth in Section 1.2(a). “Loss” or “Losses” means any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines, fees, Taxes, penalties, interest obligations, deficiencies, losses and expenses (including amounts paid in settlement, interest, court costs, costs of investigators, reasonable fees and expenses of attorneys, accountants, financial advisors and other experts, and other actual out of pocket expenses incurred in investigating and preparing for or in connection with any Proceeding); however, excluding special, punitive, exemplary, consequential or indirect damages, except to the extent a party is required to pay such damages to a Third Party in connection with a matter for which such party is entitled to indemnification under ARTICLE 11. “Lowest Cost Response” means the response required or allowed under Environmental Laws in effect on the Execution Date that addresses and resolves (for current and future use in the same manner as currently used) the identified Environmental Condition in the most cost-effective manner (considered as a whole) as compared to any other response that is required or allowed by a Governmental Body under Environmental Laws. The Lowest Cost Response shall include taking no action, leaving the condition unaddressed, periodic monitoring or the recording of notices in lieu of remediation, if such responses are allowed under Environmental Laws. The Lowest Cost Response shall not include (a) any obligations to plug, abandon or decommission any Wells; (b) the costs of Purchaser’s or any of its Affiliate’s employees; (c) expenses for matters that are costs of doing business (e.g., those costs that would ordinarily be incurred in the day-to-day operations of the Assets, or in connection with permit renewal/amendment activities); (d) overhead costs of Purchaser; (e) costs and expenses that would not have been required under Environmental Laws as they exist on the Closing Date; and (f) costs or expenses incurred in connection with remedial or corrective action that is designed to achieve standards that are more stringent than those required for similar facilities or that fail to reasonably take advantage of applicable risk reduction or risk assessment principles allowed under applicable Environmental Laws.

ASSET PURCHASE AGREEMENT PAGE viii “Material Adverse Effect” means any change, inaccuracy, circumstance, effect, event, result, occurrence, condition or fact (each an “Event”) that has had, or could reasonably be expected to have, a material adverse effect on (i) the ownership, operation or value of the Assets, taken as a whole, or (ii) the ability of Seller to consummate the transactions contemplated hereby. Excluded from such Events for the purposes of determining whether a “Material Adverse Effect” has occurred or could reasonably be expected to occur are (A) Events resulting from entering into this Agreement or the announcement of the transactions contemplated by this Agreement, (B) Events resulting from changes in general market, economic, financial or political conditions or any outbreak of hostilities or war or terrorist events, (C) Events resulting from an act of God, natural disaster, epidemic, pandemic or disease outbreak (including Covid-19 or the direct or indirect effects thereof), (D) Events that affect the Hydrocarbon exploration, production, development, processing, gathering and/or transportation industry generally (including changes in commodity prices or general market prices in the Hydrocarbon exploration, production, development, processing, gathering and/or transportation industry generally), (E) any effect resulting from a change in Laws or regulatory policies, (F) any event, occurrence or circumstance with respect to which Purchaser has Actual Knowledge as of the Execution Date, (G) matters that are cured by the Closing at no cost to Purchaser, and (H) natural declines in well performance and the depreciation of personal property due to ordinary wear and tear with respect to the Assets. “Material Contracts” has the meaning set forth in Section 5.10. “Net Mineral Acres” means, for each Lease, the product of (x) the number of gross acres in the lands covered by such Lease, multiplied by (y) the interest in oil and gas covered by such Lease in such lands, multiplied by (z) Seller’s aggregate undivided interest in such Lease insofar as it covers such lands (provided that if items (y) and/or (z) vary as to any tract or tracts of land covered by the Lease, a separate calculation shall be done for each such tract or tracts, as applicable). “Net Revenue Interest” has the meaning set forth in Section 3.2(a). “Non-Competition Agreement” means the Non-Competition Agreement in favor of Purchaser, substantially in the form attached to this Agreement as Schedule NC. “Non-Recourse Person” has the meaning set forth in Section 12.18. “NORM” means naturally occurring radioactive material. “Notice Period” has the meaning set forth in Section 11.7(a). “Parent” means D.R. Horton, Inc., a Delaware corporation. “Party” has the meaning set forth in the Preamble of this Agreement. “Permits” means all governmental (whether federal, state, local or tribal) certificates, consents, permits (including conditional use permits), licenses, orders, authorizations, franchises and related instruments or rights solely relating to the ownership, operation or use of the Assets. “Permitted Encumbrances” has the meaning set forth in Section 3.3. “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Body or any other entity. “Personal Property” has the meaning set forth in Section 1.2(h).

ASSET PURCHASE AGREEMENT PAGE ix “Phase I” or “Phase I Assessment” has the meaning set forth in Section 4.1(a). “Pipelines” has the meaning set forth in Section 1.2(h). “Preference Property” has the meaning set forth in Section 7.7(b). “Preference Right” means any right or agreement that enables any Person to purchase or acquire any Asset or any interest therein or portion thereof as a result of or in connection with (i) the sale, assignment or other transfer of any Asset or any interest therein or portion thereof or (ii) the execution or delivery of this Agreement or the consummation or performance of the terms and conditions contemplated by this Agreement. “Preliminary Settlement Statement” has the meaning set forth in Section 9.4(a). “Proceeding” or “Proceedings” has the meaning set forth in Section 5.7. “Properties” has the meaning set forth in Section 1.2(c). “Property Costs” has the meaning set forth in Section 1.4(b)(ii). “Purchaser” has the meaning set forth in the preamble hereto. “Purchaser Indemnified Persons” has the meaning set forth in Section 11.5. “Purchaser’s Auditor” has the meaning set forth in Section 7.10(b). “Purchase Price” has the meaning set forth in Section 2.1. “Records” has the meaning set forth in Section 1.2(j). “Retained Asset” has the meaning set forth in Section 7.7(c). “Schedule Supplement” has the meaning set forth in Section 5.27. “SEC” means the U.S. Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations of the SEC promulgated thereunder. “Seller” has the meaning set forth in the preamble hereto. “Seller Indemnified Persons” has the meaning set forth in Section 11.6. “Seller Operated Assets” means Assets operated by Seller or an Affiliate of Seller. “Special Warranty of Title” has the meaning set forth in Section 3.1(b). “Straddle Period” means any Tax period beginning before and ending after the Effective Time. “Surface Contracts” has the meaning set forth in Section 1.2(e).

ASSET PURCHASE AGREEMENT PAGE x “Suspended Funds” means those Third Party funds held in suspense with respect to production of Hydrocarbons from or attributable to any of the Assets set forth on Schedule 2.2(a)(vii). “Target Formation” means (a) with respect to a Well, the depths or formations from which such Well is producing as of the Effective Time (or if not producing as of the Effective Time, the open formation that could be produced if such Well was not shut-in) and (b) with respect to a Lease, the formations as set forth on Exhibit A-1. “Tax Allocation” has the meaning set forth in Section 7.8(f). “Taxes” means all federal, state, local, and foreign income, profits, franchise, sales, use, ad valorem, property, severance, production, excise, stamp, documentary, real property transfer or gain, gross receipts, goods and services, registration, capital, transfer, withholding taxes, duties, levies, customs, tariffs, imposts, assessments, unclaimed property and escheat obligations and other governmental taxes, fees or charges imposed by any Governmental Body, including any interest, penalties or additional amounts which may be imposed with respect thereto. “Tax Returns” means any and all returns, reports, information returns, declarations, statements, certificates, bills, schedules, claims for refund, or other written information provided, or required to be provided, to a Governmental Body with respect to any Tax, including any and all attachments, amendments, and supplements thereto. “Termination Date” has the meaning set forth in Section 10.1(b)(i). “Termination Payment” has the meaning set forth in Schedule TP. “Third Party” means any Person other than a Party or an affiliate of a Party. “Third Party Claim” has the meaning set forth in Section 11.7(a). “Title Benefit” has the meaning set forth in Section 3.2. “Title Benefit Amount” has the meaning set forth in Section 3.4(e). “Title Benefit Notice” has the meaning set forth in Section 3.4(b). “Title Claim Date” has the meaning set forth in Section 3.4(a). “Title Defect” has the meaning set forth in Section 3.2. “Title Defect Amount” has the meaning set forth in Section 3.4(d)(i). “Title Defect Escrow Amount” has the meaning set forth in Section 3.4(d)(iii). “Title Defect Notice” has the meaning set forth in Section 3.4(a). “Title Defect Property” has the meaning set forth in Section 3.4(a). “Title Expert” has the meaning set forth in Section 3.4(k). “Transfer Requirement” means any consent, approval, authorization or permit of, or filing with or notification to, any Person which is required to be obtained, made or complied with for or in connection

ASSET PURCHASE AGREEMENT PAGE xi with any sale, assignment or transfer of any Asset or any interest therein; provided, however, that “Transfer Requirement” shall not include any consent of, notice to, filing with, or other action by any Governmental Body in connection with the sale or conveyance of oil and/or gas leases or interests therein or Surface Contracts or interests therein, if they are not required prior to the assignment of such oil and/or gas leases, Surface Contracts or interests or they are customarily obtained subsequent to the sale or conveyance (including consents from state agencies). “Transfer Taxes” means all transfer, documentary, sales, use, stamp, registration and similar Taxes (but excluding Income Taxes) and documentary, filing, recording and similar fees and expenses arising out of, or in connection with, the transfer of the Assets to Purchaser or the filing or recording of the Conveyance or any other assignments or conveyances related to the transfer of the Assets to Purchaser. “Transferred Employees” has the meaning set forth in Section 7.9(b). “Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to an in respect of provisions of the Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar, substitute, proposed, or final Treasury Regulations. “Unaudited Interim Financials” has the meaning set forth in Section 7.10(a). “Units” has the meaning set forth in Section 1.2(c). “Unresolved Claim” means any indemnity claim where a Claim Notice has been asserted by or on behalf of a member of Purchaser Indemnified Persons that remains unresolved pursuant to the terms of this Agreement. “Unresolved Claim Amount” means the total dollar amount of Unresolved Claims at any given time. “Unscheduled (Negative) Gas Imbalance” shall mean, respectively as to each Property and without duplication, the sum (expressed in MMBtus) of (i) the aggregate make-up, prepaid or other volumes of natural gas, not described on Schedule 5.15, that Seller was obligated as of the Effective Time, on account of prepayment, advance payment, take-or-pay, gas balancing or similar obligations, to deliver from such Property after the Effective Time without then or thereafter being entitled to receive full payment therefor (proportionately reduced to the extent Seller will be entitled to receive partial payment therefor) and (ii) the aggregate pipeline or processing plant imbalances or overdeliveries, not described in Schedule 5.15 for which Seller is obligated to pay or deliver natural gas or cash to any pipeline, gatherer, transporter, processor, co-owner or purchaser in connection with any other natural gas attributable to each Property. “Unscheduled (Negative) Oil Imbalance” shall mean, respectively as to each Property and without duplication, the sum (expressed in MMBtus) of (i) the aggregate make-up, prepaid or other volumes of crude oil, not described on Schedule 5.15, that Seller was obligated as of the Effective Time, on account of prepayment, advance payment, take-or-pay, or similar obligations, to deliver from such Property after the Effective Time without then or thereafter being entitled to receive full payment therefor (proportionately reduced to the extent Seller will be entitled to receive partial payment therefor) and (ii) the aggregate pipeline or processing plant imbalances or overdeliveries, not described in Schedule 5.15 for which Seller is obligated to pay or deliver crude oil or cash to any pipeline, gatherer, transporter, processor, co-owner or purchaser in connection with any other crude oil attributable to each Property.

ASSET PURCHASE AGREEMENT PAGE xii “Unscheduled (Positive) Gas Imbalance” shall mean, respectively as to each Property and without duplication, the sum (expressed in MMBtus) of (i) the aggregate make-up, prepaid or other volumes of natural gas, not described on Schedule 5.15, that Seller was entitled as of the Effective Time, on account of prepayment, advance payment, take-or-pay, gas balancing or similar obligations, to receive from such Property after the Effective Time and (ii) the aggregate pipeline or processing plant Imbalances or underdeliveries, not described in Schedule 5.15, for which Seller is entitled to receive natural gas or cash from any pipeline, gatherer, transporter, processor, co-owner or purchaser in connection with any other natural gas attributable to each Property. “Unscheduled (Positive) Oil Imbalance” shall mean, respectively as to each Property and without duplication, the sum (expressed in MMBtus) of (i) the aggregate make-up, prepaid or other volumes of crude oil, not described on Schedule 5.15, that Seller was entitled as of the Effective Time, on account of prepayment, advance payment, take-or-pay, or similar obligations, to receive from such Property after the Effective Time and (ii) the aggregate pipeline or processing plant Imbalances or underdeliveries, not described in Schedule 5.15, for which Seller is entitled to receive crude oil or cash from any pipeline, gatherer, transporter, processor, co-owner or purchaser in connection with any other crude oil attributable to each Property. “Wells” has the meaning set forth in Section 1.2(b). “Willful Breach” means Seller’s (a) willful or deliberate act, which act constitutes in and of itself a material breach of any covenant set forth in this Agreement, (b) actual and intentional misstatement in making the representations and warranties in ARTICLE 5, which breach would result in a failure of Section 8.2 to be satisfied in accordance with the terms of this Agreement if the Closing were otherwise to occur, or (c) failure to consummate the transactions contemplated by this Agreement after all conditions to Closing set forth in Section 8.1 and Section 8.2 have been satisfied or waived in accordance with the terms of this Agreement (other than those conditions that by their terms can only be satisfied simultaneously with the Closing but that would be capable of being satisfied at Closing if Closing were to occur). “Working Interest” has the meaning set forth in Section 3.2(b).

ASSET PURCHASE AGREEMENT PAGE 1 ASSET PURCHASE AGREEMENT This Asset Purchase Agreement is executed on July 10, 2023 (the “Execution Date”), by and between Founders Oil & Gas IV, LLC, a Delaware limited liability company (“Seller”), and Ring Energy, Inc., a Nevada corporation (“Purchaser”). Seller and Purchaser are each a “Party” and collectively, the “Parties.” RECITALS A. Seller owns certain interests in the Assets as more fully described in Section 1.2 and the Exhibits hereto. B. Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller the properties and rights of Seller hereafter described, in the manner and upon the terms and conditions hereafter set forth. NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound by the terms hereof, agree as follows: ARTICLE 1 PURCHASE AND SALE Section 1.1 Purchase and Sale. At the Closing, and upon the terms and subject to the conditions of this Agreement, Seller agrees to sell, transfer and convey all of its interests in the Assets to Purchaser and Purchaser agrees to purchase, accept and pay for the interest of Seller in the Assets and to assume the Assumed Seller Obligations. Section 1.2 Assets. As used herein, the term “Assets” means, subject to the terms and conditions of this Agreement, all of the Seller’s right, title, and interest, in and to the following (but excluding the Excluded Assets): (a) All of the oil and gas leases; subleases and other leaseholds; interests in fee; carried interests; reversionary interests; net profits interests; royalty interests; overriding royalty interests; forced pooled interests; farmout rights; options; mineral interests and other properties and interests owned by Seller located in Crane and Ector Counties, Texas as set forth on Exhibit A-1, subject to such depth limitations and other restrictions as may be set forth in Exhibit A-1, together with all rights, privileges, benefits and powers conferred upon the holder of said interests with respect to the use and occupation of the lands covered thereby (collectively, the “Leases”), together with each and every kind and character of right, title, and interest that Seller has in and to the lands covered by the Leases and the interests currently pooled, unitized, communitized or consolidated therewith (the “Lands”); (b) All oil, gas, water or injection wells located on the Lands, whether producing, shut- in, temporarily or permanently abandoned, including the wells shown on Exhibit A-2 attached hereto (collectively, the “Wells”);

ASSET PURCHASE AGREEMENT PAGE 2 (c) All interests of Seller in or to (i) any currently existing pools or units which include any Lands or all or a part of any Leases or include any Wells (the “Units”, the Units, together with the Leases, Lands and Wells being hereinafter referred to as the “Properties”), and including all tenements, hereditaments and appurtenances belonging to the Properties; (d) All contracts, agreements and instruments, including all amendments, supplements or modifications thereto, by which the Properties are bound or subject, or that relate to or are otherwise applicable to the Properties, only to the extent applicable to the Properties, including operating agreements, unitization, pooling and communitization agreements, declarations and orders, joint venture agreements, farmin and farmout agreements, exploration agreements, participation agreements, area of mutual interest agreements, exchange agreements, transportation or gathering agreements, agreements for the sale and purchase of oil, gas or casinghead gas and processing agreements to the extent applicable to the Properties or the production of Hydrocarbons produced in association therewith from the Properties, including those identified on Schedule 1.2(d) (collectively “Contracts”), but excluding any contracts, agreements and instruments to the extent transfer would result in a violation of applicable Law or is restricted by any Transfer Requirement that is not waived by Purchaser or satisfied pursuant to Section 7.7 and provided that “Contracts” shall not include the instruments constituting the Leases or Surface Contracts; (e) All easements (including subsurface easements), permits, licenses, servitudes, rights-of-way, surface leases and other surface rights (collectively “Surface Contracts”) appurtenant to, and used or held for use in connection with the Properties, whether part of the premises covered by the Leases or Units or otherwise, (including those identified on Schedule 1.2(e)), but excluding any permits and other rights to the extent transfer would result in a violation of applicable Law or is restricted by any Transfer Requirement that is not waived by Purchaser or satisfied pursuant to Section 7.7; (f) to the extent assignable or transferable, unless the assignment or transfer thereof would require the payment of a fee or other consideration to any person other than Seller (or any of its Affiliates) that Purchaser has not separately agreed in writing to pay, all permits, water rights (including water withdrawal, storage, discharge, treatment, injection and disposal rights), licenses, registrations, consents, orders, approvals, variances, exemptions, waivers, franchises, rights and other authorizations issued by any Governmental Body that are related to the use, ownership or operation of any of the Properties; (g) All equipment, machinery, fixtures and other tangible personal property and improvements located on the Properties or used or held for use in connection with the operation of the Properties (“Equipment”); (h) All flow lines, pipelines, gathering systems and appurtenances thereto located on the Properties or used or held for use in connection with the operation of the Properties (“Pipelines” and, together with the Equipment and Wells, “Personal Property”); (i) All oil, gas, well gas, casinghead gas, condensate, and all components of any of them (including liquids and products produced from any of them), in each case, either (i) produced from or attributable to the Properties from and after the Effective Time or (ii) in storage or existing in tanks, pipelines or plants or that constitute liquids, including inventory and line fill, in each case of the foregoing, as of the Effective Time, together with and subject to Imbalances associated with the Properties;

ASSET PURCHASE AGREEMENT PAGE 3 (j) All lease files, land files, well files, gas and oil sales contract files, gas processing and transportation files, division order files, abstracts, title opinions, land surveys, logs, maps, engineering data and reports, interpretive data, technical evaluations and technical outputs, production, Asset Tax, environmental and other books, records, data, files, and accounting records, including but not limited to records showing all funds payable to owners of Working Interests, royalties and overriding royalties and other interests in the Properties held in suspense by Seller as of the Closing Date, in each case to the extent related to the Properties, or used or held for use in connection with the maintenance or operation thereof whether held in hard copy or electronic format and in Seller’s possession (the “Records”); provided, however, that Seller may retain copies of such Records in accordance with Section 1.5; (k) To the extent transferable, and subject to payment by Purchaser of all Third Party transfer and license fees, all geological and geophysical data (including all seismic data, as well as reprocessed data) related exclusively to the Properties; (l) All radio equipment, SCADA and measurement technology and other production related mobility devices (such as SCADA controllers), well communication devices and any other information technology systems and licenses associated with the foregoing, in each case only to the extent such assets and licenses are (i) used or held for use solely in connection with the operation of the Properties, (ii) assignable (with consent, if applicable, but without the payment of any fee unless Purchaser agrees in writing to pay such fee); and (iii) located within the Properties; (m) All funds payable to owners of Working Interests, royalties and overriding royalties, Suspended Funds and other interests in the Properties held beneficially in suspense by Seller as of the Closing Date; (n) [RESERVED]; and (o) All (i) trade credits, accounts receivable, notes receivable, take or pay amounts receivable, and other receivables, instruments, general intangibles and other proceeds, benefits, income or revenues primarily attributable to any of the Assets (including from the sale of any Hydrocarbons) with respect to any period of time from and after the Effective Time; and (ii) liens and security interests in favor of Seller, whether choate or inchoate, under any Contract, solely to the extent arising from, or relating to, the ownership or operation of the Assets, on or after the Effective Time. Section 1.3 Excluded Assets. Notwithstanding the foregoing, the Assets shall not include, and there is excepted, reserved and excluded from the transaction contemplated hereby (collectively, the “Excluded Assets”): (a) (i) All corporate, financial, income and franchise Tax and legal records of Seller that relate to Seller’s business generally, (ii) all books, records and files that relate to Excluded Assets, (iii) copies of any records retained by Seller pursuant to Section 1.2(j), (iv) any books, records, data, files, logs, maps, evaluations, outputs, and accounting records to the extent disclosure or transfer would result in a violation of applicable Law or is restricted by any Transfer Requirement that is not satisfied pursuant to Section 7.7, (v) computer or communications software or intellectual property (including tapes, codes, data and program documentation and all tangible manifestations and technical information relating thereto), (vi) attorney-client privileged communications and work product of Seller’s or Seller’s Affiliates’ legal counsel (other than title

ASSET PURCHASE AGREEMENT PAGE 4 opinions, title abstracts and chain-of-title materials), (vii) reserve studies and evaluations, and (viii) records relating solely to the marketing, negotiation, and consummation of the sale of the Assets; (b) all rights to any refund related to the Excluded Seller Obligations or Taxes or other costs or expenses borne by Seller or Seller’s predecessors in interest and title attributable to periods prior to the Effective Time; (c) Seller’s area-wide bonds, permits and licenses or other permits, licenses or authorizations used in the conduct of Seller’s business generally; (d) those items listed in Schedule 1.3(d); (e) except to the extent related to any Assumed Seller Obligations, all trade credits, accounts receivable, notes receivable, take-or-pay amounts receivable, pre-paid expenses and deposits, and other receivables attributable to the Assets with respect to any period of time prior to the Effective Time (other than Suspended Funds); (f) except to the extent related to any Assumed Seller Obligations, all rights, titles, claims and interests of Seller or any Affiliate of Seller (i) to or under any policy or agreement of insurance or any insurance proceeds, except to the extent provided in Section 3.5, and (ii) to or under any bond or bond proceeds; (g) any patent, patent application, logo, service mark, copyright, trade name or trademark of or associated with Seller or any Affiliate of Seller or any business of Seller or of any Affiliate of Seller; (h) that certain residential home whose address is 7002 La Escalera Court, Odessa, Texas 79765; and (i) all Retained Assets not conveyed to Purchaser pursuant to Section 7.7 and any Property excluded pursuant to Section 3.4(d)(ii) or Section 4.3(b). Section 1.4 Effective Time; Proration of Costs and Revenues. (a) Subject to Section 1.5, possession of the Assets shall be transferred from Seller to Purchaser at the Closing, but certain financial benefits and burdens of the Assets shall be transferred and assumed effective as of 7:00 A.M., local time, where the respective Assets are located, on April 1, 2023 (the “Effective Time”), as described below. (b) Purchaser shall be entitled to all Hydrocarbon production from or attributable to the Properties at and after the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Assets at or after the Effective Time, and Purchaser shall be responsible for (and entitled to any refunds with respect to) all Property Costs incurred at and after the Effective Time. Seller shall be entitled to its proportionate share of all Hydrocarbon production from or attributable to the Properties prior to the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Assets prior to the Effective Time, and Seller shall be responsible for (and entitled to any refunds with respect to) all Property Costs incurred by Seller prior to the Effective Time.

ASSET PURCHASE AGREEMENT PAGE 5 (i) As used in this Agreement, the terms “earned” and “incurred” shall be interpreted in accordance with GAAP and Council of Petroleum Accountants Society (“COPAS”) standards, as applicable. (ii) As used in this Agreement, the term “Property Costs” means all costs attributable to the ownership and operation of the Assets (including without limitation costs of insurance relating specifically to the Assets and capital expenditures (excluding lease rentals, options and other property acquisition costs) incurred in the ownership and operation of the Assets; provided, however, that Property Costs do not include, without limitation, costs and expenses attributable to Asset Taxes, Income Taxes, and Transfer Taxes (each of which are apportioned and/or provided for under Section 7.8 or Section 12.3); obligations to pay working interests, royalties, overriding royalties or other interests, in each case held in suspense; Seller indemnity obligations related to breaches of this Agreement and the Excluded Seller Obligations; Seller’s overhead or general and administrative expenses; transfer or consent fees related to the transfer or assignment of any of the Assets; costs to remedy any Environmental Defect; and the costs to correct, cure, and remedy any Title Defect, in either case, timely and correctly asserted in accordance with this Agreement. (iii) For purposes of this Section 1.4, determination of whether Property Costs are attributable to the period before or after the Effective Time shall be based on when services are rendered, when the goods are delivered, or when the work is performed. For clarification, the date an item or work is ordered is not the date of a pre-Effective Time transaction for settlement purposes, but rather the date on which the item ordered is delivered to the job site, or the date on which the work ordered is performed, shall be the relevant date. For purposes of allocating Hydrocarbon production (and accounts receivable with respect thereto), under this Section 1.4, (1) liquid Hydrocarbons shall be deemed to be “from or attributable to” the Properties when such Hydrocarbons are placed into the storage facilities and (2) gaseous Hydrocarbons shall be deemed to be “from or attributable to” the Properties when such Hydrocarbons pass through the delivery point sales meters on the pipelines through which they are transported. (iv) Seller shall utilize reasonable interpolative procedures to arrive at an allocation of Hydrocarbon production when exact meter readings or gauging and strapping data is not available. Seller shall provide to Purchaser all data necessary to support any estimated allocation, for purposes of establishing the Closing Cash Consideration Adjustments pursuant to Section 2.2(a). Property Costs that are paid periodically shall be prorated based on the number of days in the applicable period falling before and the number of days in the applicable period falling at or after the Effective Time. In each case, Purchaser shall be responsible for the portion allocated to the period at and after the Effective Time and Seller shall be responsible for its proportionate share of the portion allocated to the period before the Effective Time.

ASSET PURCHASE AGREEMENT PAGE 6 Section 1.5 Delivery and Maintenance of Records. Seller shall deliver the Records (FOB the Seller’s office) to Purchaser within fifteen (15) days following Closing. Seller shall only be entitled to keep copies of all accounting records, land records and division orders related to the Assets. ARTICLE 2 PURCHASE PRICE Section 2.1 Purchase Price; Holdback. (a) Subject to adjustments set forth in Section 2.2, the purchase price for the Assets shall be $75,000,000 (the “Purchase Price”), which shall consist of (i) a cash payment of $60,000,000 (the “Closing Cash Consideration”) and (ii) a cash payment of $15,000,000 (the “Deferred Cash Consideration”) (provided that the amount of the Deferred Cash Consideration may be reduced in accordance with Section 2.1(b)). (b) Between the Closing Date and the Final Settlement Date, following the final resolution of any claim for indemnification under ARTICLE 11 in favor of a Purchaser Indemnified Person, Seller will satisfy such Purchaser Indemnified Person’s claim by Purchaser offsetting up to $5,500,000 of the Deferred Cash Consideration (the “Deferred Cash Consideration Cap”). Upon each offset of the Deferred Cash Consideration pursuant to this Section 2.1(b), the amount of the Deferred Cash Consideration Cap will be reduced by each offset amount. (c) On the Deferred Payment Date, Purchaser shall deposit with the Escrow Agent to be placed in an indemnity escrow account established pursuant to the Escrow Agreement (the “Indemnity Escrow Account”) a cash amount equal to $2,000,000 plus the Unresolved Claim Amount that exists at the time of the Deferred Payment Date up to the remaining portion of the Deferred Cash Consideration Cap in accordance with Section 2.1(b) (the “Indemnity Holdback Amount”). The Indemnity Holdback Amount shall be held in, and released from, the Indemnity Escrow Account after the Deferred Payment Date as and to the extent provided in this Section 2.1(c) to satisfy Seller’s indemnification obligations under Section 11.5. The Parties agree that the Escrow Agent shall disburse the Indemnity Holdback Amount only in accordance with the following procedures: (i) Purchaser shall deliver to the Escrow Agent a copy of any Claim Notice delivered to Seller with respect to any claim for indemnification under ARTICLE 11 in favor of a Purchaser Indemnified Person. No disbursement, however, shall be made by the Escrow Agent based upon said Claim Notice except as hereinafter set forth. (ii) If the Escrow Agent receives an Instruction Letter to disburse all or any portion of the Indemnity Holdback Amount (such amount, an “Indemnity Holdback Disbursement”), then the Escrow Agent shall disburse the Indemnity Holdback Disbursement to the recipient(s) identified in such letter in accordance with the Escrow Agreement. Within two (2) Business Days following the final resolution of any claim for indemnification under ARTICLE 11 in favor of a Purchaser Indemnified Person, Purchaser and Seller shall execute and deliver Instruction Letters to the Escrow Agent authorizing the applicable Indemnity Holdback Disbursement to Purchaser in an

ASSET PURCHASE AGREEMENT PAGE 7 amount equal to the amount of the Damages finally determined to be owed to the Purchaser Indemnified Persons in respect of such claim for indemnification. (iii) Promptly after the eighteen (18)-month anniversary of the Closing Date (such date, the “Indemnity Holdback Release Time”) (but in no event more than three (3) Business Days thereafter), Seller and Purchaser shall provide an Instruction Letter instructing the Escrow Agent to disburse to Seller the balance of the Indemnity Holdback Amount (if any) held by the Escrow Agent, less the aggregate amount of Damages asserted to be owed to a Purchaser Indemnified Person in respect of any claims for indemnification in any Unresolved Claim Notices that remain in dispute as of the Indemnity Holdback Release Time. If such amount is a negative number, then no release will be made from the Indemnity Escrow Account as of the Indemnity Holdback Release Time. With respect to the balance of the Indemnity Holdback Amount (if any) held by the Escrow Agent following the Indemnity Holdback Release Time, if, following final resolution (and payment, if applicable, to a Purchaser Indemnified Person pursuant to Instruction Letters or a final court order, as applicable) of all outstanding claim notices delivered to Seller with respect to any claim for indemnification under ARTICLE 11 in favor of a Purchaser Indemnified Person prior to the Indemnity Holdback Release Time, any amount that remains in the Indemnity Escrow Account, then within three (3) Business Days thereafter, Seller and Purchaser shall provide an Instruction Letter instructing the Escrow Agent to disburse to Seller such remaining amount in the Indemnity Escrow Account. (iv) The Parties shall issue such joint written notices, and otherwise take such actions, as may be reasonably necessary from time to time to cause the Escrow Agent to distribute amounts in the Indemnity Escrow Account in accordance with this Section 2.1(c). Section 2.2 Adjustments to Purchase Price. (a) The Closing Cash Consideration for the Assets shall be adjusted in the manner specified below (without duplication), with all such amounts being determined in accordance with GAAP and COPAS standards, as applicable (the “Closing Cash Consideration Adjustments”): (i) Reduced by the aggregate amount of the following proceeds received by Seller prior to the Closing Date and from the Effective Time through the Closing Date (with the period between the Effective Time and the Closing Date referred to as the “Adjustment Period”) and not remitted or paid to Purchaser: (1) proceeds from the sale of Hydrocarbons (net of any royalties, overriding royalties or other burdens on or payable out of production, gathering, processing and transportation costs and any production, severance, sales, excise or similar Taxes not reimbursed to Seller by the purchaser of production) produced from or attributable to the Properties during the Adjustment Period, and (2) other proceeds earned with respect to the Assets during the Adjustment Period; (ii) Increased by the amount of all Property Costs attributable to the ownership and operation of the Assets which are paid by Seller and either (1) incurred during the Adjustment Period or (2) incurred prior to the Effective Time but are for the benefit of the Assets after the Effective Time in accordance with the methodology set forth in Section 1.4, except any Property Costs already deducted in the determination of proceeds in Section 2.2(a)(i);

ASSET PURCHASE AGREEMENT PAGE 8 (iii) Reduced to the extent provided in Section 7.7 with respect to Preference Rights and Retained Assets; (iv) Reduced to the extent provided in Section 3.4(d)(iii) for any Properties excluded from the Assets; (v) Reduced to the extent provided in Section 3.5 in connection with a casualty loss; (vi) Reduced by the product obtained by multiplying the aggregate amount of Unscheduled (Negative) Gas Imbalances by $5.45 per MMBtu and Unscheduled (Negative) Oil Imbalances by $72.00 per barrel, respectively, increased by the product obtained by multiplying the aggregate amount of Unscheduled (Positive) Gas Imbalances by $5.45 per MMBtu and Unscheduled (Positive) Oil Imbalances $72.00 per barrel, respectively; (vii) Reduced by an amount equal to the Suspended Funds as set forth on Schedule 2.2(a)(vii); (viii) (1) If the Parties make the election under Section 3.4(d)(i) with respect to a Title Defect, subject to the Individual Title Threshold and the Aggregate Defect Deductible, reduced by the Title Defect Amount with respect to such Title Defect if the Title Defect Amount has been determined prior to Closing and (2) increased by the Title Benefit Amount with respect to each Title Benefit for which the Title Benefit Amount has been determined prior to Closing; (ix) Increased by the amount of all Asset Taxes allocable to Purchaser pursuant to Section 7.8 but paid or otherwise economically borne by Seller and decreased by the amount of all Asset Taxes allocable to Seller pursuant to Section 7.8 but paid or otherwise economically borne by Purchaser; (x) Increased or reduced as specifically provided for in this Agreement or mutually agreed upon in writing prior to Closing by Seller and Purchaser; and (xi) Increased by $258,966.57 with respect to Sellers’ share of (1) merchantable Hydrocarbons in tanks or storage facilities produced from or credited to the Producing Oil and Gas Properties or (2) linefill associated with the Assets, in each case as of the Effective Time and based upon the quantities in tanks or storage facilities (but excluding tank bottoms) or as liquid or gaseous linefill as of the Effective Time; and (xi) Increased by an amount as overhead reimbursement equal to $350,000 per month for each calendar month between the Effective Time and the Closing Date, and which shall be prorated for any partial calendar months. (b) The Purchase Price shall be adjusted by the Closing Cash Consideration Adjustments and such adjusted Purchase Price along with the Deferred Cash Consideration shall be the “Adjusted Purchase Price.” The Closing Cash Consideration as adjusted by the Closing Cash Consideration Adjustments shall be the “Adjusted Closing Cash Consideration.”

ASSET PURCHASE AGREEMENT PAGE 9 (c) Each adjustment made pursuant to Section 2.2(a)(i) shall serve to satisfy, up to the amount of the adjustment, Purchaser’s entitlement under Section 1.4 to Hydrocarbon production from or attributable to the Properties during the Adjustment Period, and to the value of other income, proceeds, receipts and credits earned with respect to the Assets during the Adjustment Period, and as such, Purchaser shall not have any separate rights to receive any Hydrocarbon production or income, proceeds, receipts and credits with respect to which an adjustment has been made. Similarly, the adjustments described in Section 2.2(a)(ii) shall serve to satisfy, up to the amount of the adjustment, Purchaser’s obligation under Section 1.4 to pay Property Costs attributable to the ownership and operation of the Assets which are incurred during the Adjustment Period. Section 2.3 Allocation of Purchase Price. The Allocated Values assigned to the Properties are contained in Exhibit A-3. Seller and Purchaser agree to be bound by the Allocated Values set forth in Exhibit A-3 for purposes of ARTICLE 3 (concerning Title Matters) and ARTICLE 4 (concerning Environmental Matters). Section 2.4 Deposit. Within two (2) Business Days after the Execution Date, Purchaser will deposit by wire transfer in same day funds into an escrow account (the “Deposit Escrow Account”) established pursuant to the Escrow Agreement in an amount equal to $7,500,000 representing ten percent (10%) of the unadjusted Purchase Price (together with any accrued interest, the “Deposit”). Purchaser and Seller agree to each pay fifty percent (50%) of the costs and expenses charged by the Escrow Agent with respect to the Escrow Agreement. Section 2.5 Payment of Purchase Price. The Adjusted Purchase Price shall be paid to Seller as follows: (a) On the Closing Date, Purchaser shall pay to Seller an amount equal to the Adjusted Closing Cash Consideration less the amount of the Deposit and the Defect Escrow Amount. (b) Within three (3) Business Days after the Final Settlement Date (the “Deferred Payment Date”), Purchaser shall pay to Seller an amount equal to the Deferred Cash Consideration minus the Indemnity Holdback Amount. (c) All payments made by Purchaser to Seller in accordance with this Section 2.5 shall be made in immediately available funds by confirmed wire transfer to a bank account or accounts designated by Seller. Seller shall provide wire transfer instructions to Purchaser at least two (2) Business Days prior to the Closing Date and at least two (2) Business Days prior to the Deferred Payment Date. Section 2.6 Withholding. Purchaser and its Affiliates shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to making of such payment under applicable Law; provided, however, that Purchaser and its Affiliates shall use commercially reasonable efforts to provide Seller notice of any amounts otherwise payable that it intends to deduct and withhold at least five (5) days prior to making such withholding, and the Parties shall use commercially reasonable efforts to reduce or eliminate such

ASSET PURCHASE AGREEMENT PAGE 10 withholding. To the extent any amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. ARTICLE 3 TITLE MATTERS Section 3.1 Seller’s Title. (a) Except for the Special Warranty of Title as set forth in Section 3.1(b) and the representations and warranties in ARTICLE 4, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO SELLER’S TITLE TO ANY OF THE ASSETS AND PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT PURCHASER’S SOLE REMEDY FOR ANY DEFECT OF TITLE, INCLUDING ANY TITLE DEFECT, WITH RESPECT TO ANY OF THE ASSETS SHALL BE PURSUANT TO THE PROCEDURES SET FORTH IN THIS ARTICLE 3 AND ARTICLE 11. (b) If the Closing occurs, then effective as of the Closing Date, Seller warrants Defensible Title to the Properties unto Purchaser against every Person whomsoever lawfully claiming by, through and under Seller, but not otherwise, subject, however, to the Permitted Encumbrances or the assignment of the Assets from Seller to Purchaser pursuant to the Conveyance (the “Special Warranty of Title”). Except for the limited warranty expressed in the preceding provisions of this Section 3.1(b), no warranty or representation, express, implied, statutory or otherwise, with respect to Seller’s title to any of the Assets shall be contained in the assignment and conveyance documents substantially in the form attached hereto as Exhibit B to be delivered by Seller to Purchaser at Closing (the “Conveyance”). Purchaser shall not be entitled to protection under such Special Warranty of Title against any Title Defect asserted by Purchaser on or before the Defect Claim Date or any Excluded Defects. If Purchaser provides written notice of a breach of such Special Warranty of Defensible Title to Seller, Seller shall have a reasonable opportunity to cure such breach. In any event, the recovery on a breach of Seller’s Special Warranty under the Conveyance shall not exceed the Allocated Value of the affected Property. All claims in respect of the Special Warranty of Title must be brought within eighteen (18) months of the Closing Date. (c) Notwithstanding anything herein provided to the contrary, if a Title Defect under this ARTICLE 3 results from any matter which could also result in the breach of any representation or warranty of Seller set forth in ARTICLE 5, then Purchaser shall only be entitled to assert such matter as a Title Defect to the extent permitted by this ARTICLE 3, and shall be precluded from also asserting such matter as the basis of the breach of any representation or warranty. Section 3.2 Definitions of Title Matters. As used in this Agreement, the term “Defensible Title” means that title of Seller with respect to a Lease or Well, except for and subject to Permitted Encumbrances that is deducible of record or evidenced by unrecorded instruments, agreements, or elections, including pursuant to joint operating agreements, pooling, or unitization agreements: (a) with respect to (i) the Target Formation of the Lands underlying each Lease shown in Exhibit A-1 and (ii) the Target Formation of each Well shown in Exhibit A-2, entitles Seller to receive an interest (expressed as a percentage or decimal fraction) of the Hydrocarbons produced, saved and marketed from each Lease or Well (after satisfaction of all royalties, overriding royalties, net profits interests or other similar burdens on or measured by production of Hydrocarbons) (a

ASSET PURCHASE AGREEMENT PAGE 11 “Net Revenue Interest”), of not less than the Net Revenue Interest on Exhibit A-1 for such Lease or on Exhibit A-2 for such Well except (solely to the extent that such actions do not cause a breach of Seller’s covenants under Section 7.6) for decreases in connection with those operations in which Seller may from and after the Effective Time become a non-consenting co-owner, decreases resulting from the establishment or amendment from and after the Effective Time of pools or units, and decreases required to allow other Working Interest owners to make up past underproduction of Hydrocarbons or pipelines to make up past under deliveries of Hydrocarbons, and except as stated in such Exhibit A; (b) with respect to the (i) Target Formation of the Lands underlying each Lease shown in Exhibit A-1 and (ii) Target Formation of each Well shown in Exhibit A-2, obligates Seller to bear a percentage of the costs and expenses for the maintenance and development of, and operations relating to any Lease or Well not greater than the “Working Interest” percentage shown in Exhibit A-1 for such Lease or Exhibit A-2 for such Well except as stated in Exhibit A-1 or Exhibit A-2 and except for increases resulting from contribution requirements with respect to non-consenting or defaulting co-owners under applicable operating agreements and increases that are accompanied by at least a proportionate increase in Seller’s Net Revenue Interest; (c) with respect to the Target Formation of each Lease tract shown in Exhibit A-1, entitles Seller to an aggregate number of Net Mineral Acres with respect to the Leases set forth in Exhibit A-1 of not less than the number of Net Mineral Acres for such tract referenced in Exhibit A-1; and (d) is free and clear of any and all liens, security interests, or other similar encumbrances. As used in this Agreement, the term “Title Defect” means any lien, charge, encumbrance, obligation (including contract obligation), defect, or other matter (including without limitation a discrepancy in Net Revenue Interest, Working Interest or Net Mineral Acres) that causes the Seller not to have Defensible Title in and to the Lease or Wells as of the Closing. Notwithstanding the foregoing, the following shall not be considered Title Defects (“Excluded Defects”): (i) defects based solely on lack of information in Seller’s files; (ii) defects arising out of lack of corporate or other entity authorization unless Purchaser provides affirmative written evidence that the action was not authorized and results in another Person’s superior claim of title; (iii) defects based on a gap in Seller’s chain of title in the county records, unless such gap is affirmatively shown to exist in such records by an abstract of title, title opinion or landman’s title chain which documents shall be included in a Title Defect Notice; (iv) defects arising out of lack of survey; (v) defects involving a counter party no longer in existence or in bankruptcy or receivership; (vi) defects arising from unreleased instruments (including prior leases covering Hydrocarbons) absent specific evidence that such instruments continue in force and effect and constitute a superior claim of title to a Property;

ASSET PURCHASE AGREEMENT PAGE 12 (vii) defects of title that would not be reasonably expected to result in claims that would materially and adversely affect Seller’s title to, or ownership, operations, or value of in the chain of title consisting of the failure to recite marital status in a document or omissions of successions of heirship or estate proceedings, unless Purchaser provides affirmative evidence that such failure or omission has resulted in another Person’s superior claim of title; (viii) defects involving the lack of evidence of, or other defects with respect to, authorization, execution, delivery, acknowledgement, or approval of any instrument in Seller’s chain of title, absent reasonable evidence of an actual claim of superior title from a third Person attributable to such matter; (ix) defects as a consequence of cessation of production, insufficient production, or failure to conduct operations on any of the Properties held by production, or lands pooled, communitized, or unitized therewith, except to the extent the cessation of production, or failure to conduct operations is affirmatively shown to exist within the prior four (4) years such that it would give rise to a right to terminate the lease in question, evidence of which shall be included in a Title Defect Notice; or (x) defects for which the applicable statute of limitations for assertion thereof has expired (including title by limitations or adverse possession). As used in this Agreement, the term “Title Benefit” shall mean any right, circumstance or condition that operates to increase (i) the Net Revenue Interest of Seller in any Lease shown on Exhibit A-1 or a Well shown on Exhibit A-2, without causing a greater than proportionate increase in Seller’s Working Interest above that shown in Exhibit A-1 or Exhibit A-2 as of the Closing or (ii) the number of Net Mineral Acres of Seller in any Lease on Exhibit A-1 above that shown on Exhibit A-1 as of the Closing. Section 3.3 Definition of Permitted Encumbrances. As used herein, the term “Permitted Encumbrances” means any or all of the following: (a) Royalties and any overriding royalties, reversionary interests, net profit interests, production payments, carried interests, and other burdens, to the extent that any such burden does not reduce Seller’s Net Revenue Interest in a Property or increase Seller’s Working Interest above that shown in Exhibit A-1 or Exhibit A-2 without a proportionate increase in the Net Revenue Interest; (b) All Leases, Contracts, Surface Contracts, unit agreements, pooling agreements, operating agreements, Hydrocarbon production sales contracts, division orders and other contracts, agreements and instruments applicable to or affecting the Assets, to the extent that they do not, individually or in the aggregate, reduce Seller’s Net Revenue Interest below that shown in Exhibit A-1 or Exhibit A-2 for a Property or increase Seller’s Working Interest above that shown in Exhibit A-1 or Exhibit A-2 for a Property without a proportionate increase in the Net Revenue Interest; (c) [RESERVED]; (d) Preference Rights, Transfer Requirements and similar agreements (i) applicable to this or any future transaction, (ii) that are not applicable to the sale of the Assets contemplated by this Agreement, or (iii) relate to the Excluded Assets;

ASSET PURCHASE AGREEMENT PAGE 13 (e) Liens for current Taxes or assessments not yet delinquent or, if delinquent, being contested in good faith by appropriate actions; (f) Any (i) undetermined or inchoate liens or charges constituting or securing the payment of expenses which were incurred on or after the Effective Time and solely to the extent arising from, or relating to, the ownership or operation of the Assets, on or after the Effective Time, and (ii) materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’ or other similar liens, security interests or charges for liquidated amounts arising in the ordinary course of business to construction, maintenance, development, production or operation of the Assets or the production or processing of oil, gas or other hydrocarbons therefrom, that are not delinquent (including any amounts being withheld as provided by Law) and that will be paid in the ordinary course of business or, if delinquent, that are being contested in good faith; (g) All rights to consent by, required notices to, filings with, or other actions by Governmental Bodies in connection with the sale or conveyance of the Assets or interests therein pursuant to this or to any future transaction if they are not required or customarily obtained prior to the sale or conveyance; (h) To the extent not yet triggered, rights of notice or reassignment (or granting an opportunity to receive a reassignment) of a leasehold interest to the holders of such reassignment rights prior to surrendering or releasing such leasehold interest; (i) Easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, to the extent that they do not (i) reduce Seller’s Net Revenue Interest below that shown in Exhibit A-1 or Exhibit A-2 for a Property, (ii) increase Seller’s Working Interest above that shown in Exhibit A-1 or Exhibit A-2 for a Property without a proportionate increase in Net Revenue Interest, or (iii) detract in any material respect from the value of, or interfere in any material respect with the use, ownership or operation of, the Assets subject thereto or affected thereby (as currently used, owned and operated) and which would be considered acceptable by a reasonably prudent purchaser engaged in the business of owning and operating oil and gas properties; (j) Calls on Hydrocarbon production under existing Contracts that are listed on Schedule 1.2(d); (k) All rights reserved to or vested in any Governmental Body to control or regulate any of the Assets in any manner, and all obligations and duties under all applicable Laws or under any franchise, grant, license or permit issued by any such Governmental Body; (l) Any lien, charge, encumbrance, obligation, security interest, irregularity, pledge or other defect on or affecting the Assets which will be and is discharged by Seller at or prior to Closing; (m) Any other liens, charges, encumbrances, defects or irregularities which do not, individually or in the aggregate, detract in any material respect from the value of, or interfere in any material respect with the use or ownership of, the Assets subject thereto or affected thereby (as currently used or owned), which would be accepted by a reasonably prudent purchaser engaged in the business of owning and operating oil and gas properties, and which do not reduce Seller’s Net Revenue Interest below that shown on Exhibit A-1 or Exhibit A-2 for a Property, or increase Seller’s Working Interest above that shown in Exhibit A-1 or Exhibit A-2 for a Property without a proportionate increase in Net Revenue Interest;

ASSET PURCHASE AGREEMENT PAGE 14 (n) Imbalances associated with the Assets set forth on Schedule 5.15; (o) Liens granted under applicable joint operating agreements and other similar agreements that are not yet due; (p) Any lien defect or other matter affecting title to property that does not, in the jurisdiction where the property is located, constitute an exception or defect in title; (q) Any lien or trust arising in connection with workers’ compensation, unemployment insurance, or pension; and (r) Any encumbrance, title defect or other matter (whether or not constituting a Title Defect) waived by Purchaser pursuant to this Agreement. Section 3.4 Notice of Title Defect Adjustments. (a) To assert a claim of a Title Defect prior to Closing, Purchaser must deliver a claim notice to Seller (each a “Title Defect Notice”) on or before 5:00 o’clock p.m. at the prevailing time in Dallas, Texas, within thirty (30) days following the Execution Date (the “Title Claim Date”); provided, however, that Purchaser agrees to use its reasonable efforts to furnish Seller once every one (1) week until the Title Claim Date with a preliminary Title Defect Notice if Purchaser or any of its Affiliates discovers or learns of any Title Defect during such one (1) week period; provided that the failure to provide any such notice shall not affect Purchaser’s right to assert Title Defects at any time prior to the Title Claim Date. Each Title Defect Notice shall be in writing and shall include (i) a description of the alleged Title Defect(s), (ii) the Lease or Well on Exhibit A affected by the Title Defect (each a “Title Defect Property”), (iii) the Allocated Value of each Title Defect Property, (iv) supporting documents reasonably necessary for Seller (as well as any title attorney or examiner hired by Seller) to verify the existence of and extent of the alleged Title Defect(s), and (v) the amount by which Purchaser reasonably believes the Allocated Value of each Title Defect Property is reduced by the alleged Title Defect(s) and the computations and information upon which Purchaser’s belief is based. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, PURCHASER SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO ASSERT TITLE DEFECTS OF WHICH SELLER HAS NOT BEEN GIVEN NOTICE ON OR BEFORE THE TITLE CLAIM DATE. For purposes hereof, the “Allocated Value” of a Lease or Well shall mean the portion of the Purchase Price that has been allocated to each Lease or Well on Exhibit A-3. (b) Seller shall have the right, but not the obligation, to deliver to Purchaser on or before the Title Claim Date, with respect to each Title Benefit, a notice (a “Title Benefit Notice”) including (i) a description of the Title Benefit, (ii) the Lease or Well on Exhibit A affected, (iii) the Allocated Value of the Lease or Well on Exhibit A subject to such Title Benefit, and (iv) the amount by which Seller reasonably believes the Allocated Value of those Leases or Wells are increased by the Title Benefit, and the computations and information upon which Seller’s belief is based. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, SELLER SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO ASSERT TITLE BENEFITS OF WHICH PURCHASER HAS NOT BEEN GIVEN NOTICE ON OR BEFORE THE TITLE CLAIM DATE. (c) Seller shall have the right, but not the obligation, to attempt to cure or remove Title Defects at any time prior to Closing (the “Cure Period”), unless the Parties otherwise agree, any Title Defects of which Seller has been advised in writing by Purchaser. Any asserted Title Defects

ASSET PURCHASE AGREEMENT PAGE 15 which are cured within the Cure Period or waived or deemed waived in writing by Purchaser shall be deemed Permitted Encumbrances hereunder. (d) In the event that any Title Defect is not waived in writing by Purchaser or cured on or before Closing, Seller shall elect to have one of the following remedies apply: (i) subject to the Individual Title Threshold and the Aggregate Defect Deductible, have the Closing Cash Consideration reduced by an amount agreed upon (“Title Defect Amount”) pursuant to Section 3.4(g) by Purchaser and Seller as being the value of such Title Defect, taking into consideration the Allocated Value of the Lease or Well subject to such Title Defect, the portion of the Lease or Well subject to such Title Defect and the legal effect of such Title Defect on the Lease or Well affected thereby; provided, however, that the methodology, terms and conditions of Section 3.4(g) shall control any such determination; (ii) retain the entirety of the Lease or Well that is subject to such Title Defect, together with all associated Assets, in which event the Closing Cash Consideration shall be reduced by an amount equal to the Allocated Value of such Lease or Well; or (iii) at Closing, remove the Lease or Well that is subject to such Title Defect from the Assets being conveyed at Closing and the full Allocated Value of the Lease or Well that is subject to such Title Defect (such aggregate amount, the “Title Defect Escrow Amount”) shall be deposited in the Defect Escrow Account. Seller shall then have one hundred and twenty (120) days after Closing in which to cure the Title Defect. Any Lease or Well so held back from the initial Closing will be conveyed to Purchaser at a delayed closing (which shall become the new Closing Date with respect to such Lease or Well) within ten (10) days following the date that the Title Defect is cured, at which time Seller shall be entitled to withdraw the full Allocated Value of the Lease or Well from the Escrow Agent (and Purchaser and Seller shall execute an Instruction Letter to effectuate such result) and provided further that if multiple delayed closings are contemplated as a result of this provision, Section 4.3(b)(iii) and/or Section 7.7(c), the delayed closings may be consolidated on dates mutually agreeable to the Parties. Seller’s election to delay the Closing pursuant to this Section 3.4(d)(iii) shall not waive Seller’s right to dispute the existence of a Title Defect or to contest the Title Defect Amount asserted with respect thereto. In the event that Seller is unable to cure the Title Defect within one hundred and twenty (120) days of the initial Closing, then Seller shall, at its sole election, select the remedy set forth in subsection (i) or (ii) above as the remedy for such Title Defect. Should Seller’s choice ultimately lead to application of Section 3.4(k), the Title Expert shall be selected within fifteen (15) Business Days of the end of this one hundred and twenty (120) day cure period. All other provisions of Section 3.4(k) shall apply as written. In the event Seller selects the remedy set forth in subsection (i) above, and Purchaser and Seller are unable to agree on the Title Defect Amount, the affected Assets will nevertheless be conveyed to Purchaser at Closing with no reduction in the Closing Cash Consideration for such Title Defect, subject to Purchaser’s right to a subsequent adjustment in the Closing Cash Consideration for such Title Defect as may result under the provisions of Section 3.4(k), or as may otherwise be agreed to by the Parties.

ASSET PURCHASE AGREEMENT PAGE 16 (e) With respect to each Lease or Well affected by Title Benefits reported under Section 3.4(b), the Closing Cash Consideration shall be increased by an amount (the “Title Benefit Amount”) equal to the increase in the Allocated Value for such Property caused by such Title Benefits, as determined pursuant to Section 3.4(j). (f) Section 3.4(d) shall be the exclusive right and remedy of Purchaser with respect to Title Defects asserted by Purchaser pursuant to Section 3.4(a). Section 3.4(e) shall be the exclusive right and remedy of Seller with respect to Title Benefits asserted by Seller pursuant to Section 3.4(b). (g) The Title Defect Amount resulting from a Title Defect shall be the amount by which the Allocated Value of the Title Defect Property is reduced as a result of the existence of such Title Defect and shall be determined in accordance with the following methodology, terms and conditions: (i) if Purchaser and Seller agree on the Title Defect Amount, that amount shall be the Title Defect Amount; (ii) if the Title Defect is a lien, encumbrance or other charge which is undisputed and liquidated in amount, then the Title Defect Amount shall be the amount necessary to be paid to remove the Title Defect from the Title Defect Property; (iii) if the Title Defect results from Seller having a lesser Net Revenue Interest in such Title Defect Property than the Net Revenue Interest specified therefor in Exhibit A-2, the Title Defect Amount shall be equal to the product obtained by multiplying the Allocated Value of such Title Defect Property by a fraction, the numerator of which is the reduction in the Net Revenue Interest and the denominator of which is the Net Revenue Interest specified for such Title Defect Property in Exhibit A-1 or Exhibit A-2; (iv) if the Title Defect represents an increase in Seller’s Working Interest in any Title Defect Property shown on Exhibit A-1 or Exhibit A-2, without causing a greater than proportionate increase in the Net Revenue Interest above that shown in Exhibit A-1 or Exhibit A-2, then the Title Defect Amount shall be the product of the Allocated Value of such Title Defect Property multiplied by a fraction, the numerator of which is the actual amount of the increase in the Working Interest from that stated on Exhibit A-1 or Exhibit A-2 and the denominator of which is the Working Interest stated on Exhibit A-1 or Exhibit A-2; (v) if the Title Defect results from Seller owning fewer Net Mineral Acres in such Title Defect Property than the Net Mineral Acres specified therefor in Exhibit A-1, the Title Defect Amount shall be equal to the positive difference between the Net Mineral Acres set forth on Exhibit A-1 and the actual Net Mineral Acres owned by Seller in a Lease tract, multiplied by the amount per Net Mineral Acre for such Lease tract set forth on Exhibit A-3; (vi) if the Title Defect results from any matter not described in subsections (i), (ii), (iii), (iv) or (v) above, the Title Defect Amount shall be an amount equal to the difference between the value of the Title Defect Property affected by such Title Defect with such Title Defect and the value of such Title Defect Property without

ASSET PURCHASE AGREEMENT PAGE 17 such Title Defect (taking into account the Allocated Value of such Title Defect Property); provided that if such Title Defect is reasonably susceptible of being cured, the Title Defect Amount shall not be greater than the lesser of (1) the reasonable cost and expense of curing such Title Defect or (2) the share of such curative work cost and expense which is allocated to such Title Defect Property hereunder; (vii) if a Title Defect is not effective or does not affect a Title Defect Property throughout the entire remaining productive life of such Title Defect Property, such fact shall be taken into account in determining the Title Defect Amount; (viii) notwithstanding anything to the contrary in this ARTICLE 3, the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Title Defect Property shall not exceed the Allocated Value of the Title Defect Property. (h) The Title Defect Amount with respect to a Title Defect Property shall be determined without duplication of any costs or losses included in another Title Defect Amount hereunder. For example, if a lien affects more than one Title Defect Property or the curative work with respect to one Title Defect results (or is reasonably expected to result) in the curing of any other Title Defect affecting the same or another Title Defect Property, the amount necessary to discharge such lien or the cost and expense of such curative work shall be allocated among the Title Defect Properties so affected (in the ratios of the respective portions of the Closing Cash Consideration allocated to such Title Defect Properties) and the amount so allocated to a Title Defect Property shall be included only once in the Title Defect Amount. If the Title Defect does not affect the Title Defect Property throughout its entire life, the Title Defect Amount shall be reduced to take into account the applicable time period only. (i) No Title Defect Amount shall be allowed on account of and to the extent that an increase in Seller’s Working Interest in a Lease or Well has the effect of proportionately increasing Seller’s Net Revenue Interest in such Lease or Well. (j) The Title Benefit Amount for any Title Benefit shall mean, with respect to an affected Lease or Well, the amount by which the value of the affected Lease or Well is enhanced by virtue of (i) Seller having a greater Net Revenue Interest in such Lease or Well than the Net Revenue Interest specified therefor in Exhibit A-1 or Exhibit A-2, (ii) Seller having a lesser Working Interest in a Lease or Well than the Working Interest specified therefor in Exhibit A-1 or Exhibit A-2, (iii) Seller having a greater number of Net Mineral Acres in a Lease or Well than specified in Exhibit A or (iv) such Lease or Well being subject to lesser lien indebtedness than expressly disclosed in any Exhibit or Schedule hereto, which amount shall be determined as follows: (i) If Purchaser and Seller agree on the Title Benefit Amount, that agreed amount shall be the Title Benefit Amount. (ii) If the Title Benefit results from the affected Lease or Well being subject to lesser lien indebtedness, the Title Benefit Amount shall be equal to the amount of Sellers’ proportionate share of the reduction in such lien indebtedness; provided that, if lien indebtedness affects more than one Lease or Well, the Title Benefit Amount with respect to such affected Lease or Well shall be determined in the manner provided in Section 3.4(g).

ASSET PURCHASE AGREEMENT PAGE 18 (iii) If the Title Benefit Amount results from Seller having a greater Net Revenue Interest in such Lease or Well than the Net Revenue Interest specified therefor in Exhibit A-1 or Exhibit A-2, the Title Benefit Amount shall be equal to the product obtained by multiplying the Allocated Value to such Property by a fraction, the numerator of which is the increase in the Net Revenue Interest and the denominator of which is the Net Revenue Interest specified for such Lease or Well in Exhibit A-1 or Exhibit A-2. (iv) if the Title Benefit represents a decrease in Seller’s Working Interest in any Well shown on Exhibit A-1 or Exhibit A-2, without causing a greater than proportionate decrease in the Net Revenue Interest above that shown in Exhibit A- 1 or Exhibit A-2, then the Title Benefit Amount shall be the product of the Allocated Value of such Title Defect Property multiplied by a fraction, the numerator of which is the actual amount of the decrease in the Working Interest from that stated on Exhibit A-1 or Exhibit A-2 and the denominator of which is the Working Interest stated on Exhibit A-1 or Exhibit A-2; (v) In determining the amount of Title Benefit Amounts, the principles and methodology set forth in Section 3.4(g) shall generally be applied, mutatis mutandis. (k) Seller and Purchaser shall attempt in good faith to agree on all Title Defect Amounts and Title Benefit Amounts prior to Closing. If Seller and Purchaser are unable to agree by Closing, the Title Defect Amounts and Title Benefit Amounts in dispute shall be exclusively and finally resolved pursuant to this Section 3.4(k). There shall be a single arbitrator, who shall be a title attorney with at least ten (10) years’ experience in oil and gas titles involving properties in the regional area in which the Properties are located, as selected by mutual agreement of Purchaser and Seller within fifteen (15) Business Days after the end of the Cure Period; provided, however, if the Parties cannot mutually agree within five (5) Business Days, then the Parties shall request that the American Arbitration Association (“AAA”) appoint a qualified title attorney (the “Title Expert”). The Parties agree that the chosen Title Expert shall agree to be bound by the timelines and terms of this Agreement for rendering his or her decision or the Parties shall select a different Title Expert. The Title Expert’s determination shall be made within fifteen (15) Business Days after submission of the matters in dispute and shall be final and binding upon all Parties, without right of appeal. In making his determination, the Title Expert shall be bound by the rules set forth in Section 3.4 and may consider such other matters as in the opinion of the Title Expert are necessary or helpful to make a proper determination. The Title Expert may allow the Parties to make written submissions of their positions in the manner and to the extent the Title Expert deems appropriate, and the Title Expert may call on the Parties to submit such other materials as the Title Expert deems helpful and appropriate to resolution of the dispute. The Title Expert may consult with and engage disinterested third Parties to advise the Title Expert, including without limitation petroleum engineers. The Title Expert shall act as an expert for the limited purpose of determining the specific disputed Title Defect Amounts and Title Benefit Amounts submitted by either Party and may not award damages, interest or penalties to any party with respect to any matter. Seller and Purchaser shall each bear its own legal fees and other costs of presenting its case. The costs and expenses of the Title Expert shall be borne and paid one-half by Seller and one-half by Purchaser, including any costs incurred by the Title Expert that are attributable to such Third Party consultation. To the extent the Title Expert fails to determine any disputed Title Defect Amounts and Title Benefit Amounts prior to Closing, then within ten (10) days after the Title Expert delivers written notice to Purchaser and Seller of his award with respect to a Title Defect Amount or a Title Benefit Amount, Seller and Purchaser shall take such actions in order for the appropriate Party to

ASSET PURCHASE AGREEMENT PAGE 19 receive the award consistent and as determined by the Title Expert, which may include any of the following: (1) the Parties executing an Instruction Letter to the Escrow Agent to disburse such amount consistent with the award of the Title Expert from the Defect Escrow Account to the extent any of the awarded funds had been placed into the Defect Escrow Account, (2) Purchaser shall pay to Seller any amounts that are awarded to Seller that are not in the Defect Escrow Account, or (3) Seller shall pay to Purchaser any amounts that are awarded to Purchaser that are not in the Defect Escrow Account. The engagement letter with the Title Expert will have the Title Expert agree to and acknowledge the terms of this Section 3.4(k). (l) Notwithstanding anything to the contrary, (i) in no event shall there be any adjustments to the Closing Cash Consideration or other remedies provided by Seller for any individual uncured Title Defect for which the Title Defect Amount therefor does not exceed $100,000 (“Individual Title Threshold”); and (ii) in no event shall there be any adjustments to the Closing Cash Consideration or other remedies provided by Seller for uncured Title Defects unless the aggregate Title Defect Amounts attributable to all uncured Title Defects, taken together with the aggregate Environmental Defect Amounts attributable to all uncured Environmental Defects, exceeds a deductible in an amount equal to two and one-half percent (2.5%) of the Purchase Price (“Aggregate Defect Deductible”), after which point adjustments to the Closing Cash Consideration or other remedies shall be made or available to Purchaser only with respect to uncured Title Defects and uncured Environmental Defects where the aggregate Title Defect Amounts and Environmental Defect Amounts attributable are in excess of such Aggregate Defect Deductible. Section 3.5 Casualty or Condemnation Loss. (a) From and after the Closing Date, but subject to the provisions of Section 3.5(b) below, Purchaser shall assume all risk of loss with respect to any change in the condition of the Assets and for production of Hydrocarbons through normal depletion (including but not limited to the watering out of any Well, collapsed casing or sand infiltration of any Well) and the depreciation of personal property due to ordinary wear and tear with respect to the Assets. (b) Casualty Loss and Condemnation. If, after the Execution Time but prior to Closing Date, any portion of the Assets is destroyed by fire or other casualty or is expropriated or taken in condemnation or under right of eminent domain (a “Casualty Loss”), this Agreement shall remain in full force and effect, and Purchaser shall nevertheless be required to proceed to Closing of this Agreement. In the event that the amount of the costs and expenses associated with repairing or restoring the Assets affected by such Casualty Loss exceeds $175,000 net to Seller’s interest, Seller must elect by written notice to Purchaser prior to Closing either to (i) cause the Assets affected by such Casualty Loss to be repaired or restored, at Seller’s sole cost, as promptly as reasonably practicable (which work may extend after the Closing Date), or (ii) reduce the Closing Cash Consideration by the cost to repair or restore such Casualty Loss or by the Allocated Value, whichever is greater. In each case, Seller shall retain all rights to insurance and other claims against Third Parties with respect to the applicable Casualty Loss except to the extent the Parties otherwise agree in writing. Seller shall have no other liability or responsibility to Purchaser with respect to a Casualty Loss, even if such Casualty Loss shall have resulted from or shall have arisen out of the sole or concurrent negligence, fault, or violation of a Law by Seller. Section 3.6 Limitations on Applicability. Except for the Special Warranty of Defensible Title, the right of Purchaser to assert a Title Defect under this Agreement and Seller’s rights to assert a Title Benefit under this Agreement shall terminate as

ASSET PURCHASE AGREEMENT PAGE 20 of the Title Claim Date, provided there shall be no termination of Purchaser’s or Seller’s rights under Section 3.4 with respect to any bona fide Title Defect properly reported in a Title Defect Notice or bona fide Title Benefit Claim properly reported in a Title Benefit Notice on or before the Title Claim Date. ARTICLE 4 ENVIRONMENTAL MATTERS Section 4.1 Assessment. (a) Between the Execution Date and Closing Date, Purchaser shall have the right to conduct, or cause a reputable environmental consulting or engineering firm that is reasonably acceptable to Seller (the “Environmental Consultant”), to conduct, an inspection of the environmental condition of the Properties (the “Environmental Review”) which shall be limited to conducting a Phase I Environmental Site Assessment in accordance with the American Society for Testing and Materials (A.S.T.M.) Standard Practice Environmental Site Assessments: Phase I Environmental Site Assessment Process (Publication Designation: E1527-21) (“Phase I”). With respect to any Assets that are operated by a Third Party, Seller shall use commercially reasonable efforts to obtain permission from the operator of each Property for Purchaser or the Environmental Consultant to conduct the Environmental Review; provided, however, that Seller shall not be required to make any payments or undertake any obligations for the benefit of any other Person with respect to or for the purposes of obtaining such access. Purchaser shall provide Seller with a minimum of three (3) Business Days’ advance notice of its proposed environmental assessment activities prior to entering the Property to be assessed. Seller shall have the right to have one or more representatives accompany Purchaser and the Environmental Consultant at all times during the Environmental Review. The Environmental Review shall not include any sampling, boring, operation of equipment, or other invasive activity without the prior written consent of Seller, which consent can be withheld in Seller’s sole discretion, and that of any applicable Third Party operator; provided, however, that in the event that (i) Purchaser determines in good faith that any Phase I conducted by the Environmental Consultant identifies the existence of any actual or potential “recognized environmental condition” (or any other fact, condition or circumstance that, individually or in the aggregate, would reasonably be expected to give rise to or otherwise indicate the potential existence of an Environmental Defect) with respect to any of the Assets and concludes or recommends that conducting any invasive activity(ies) with respect to the affected Asset(s) is reasonably necessary in order for the Environmental Consultant to determine the nature, scope and/or extent of such identified actual or potential “recognized environmental condition” (or any other fact, condition or circumstance that, individually or in the aggregate, would reasonably be expected to give rise to or otherwise indicate the potential existence of an Environmental Defect) and/or the Environmental Defect Value thereof and (ii) Seller (or, if applicable, the applicable Third Party operator of the affected Asset(s)) fails to grant its consent (which consent can be withheld in either Seller’s or the applicable Third Party operator’s sole discretion) to such invasive activity(ies) within five (5) days of its receipt of Purchaser’s request therefor, then Purchaser shall have the right (in its sole discretion) to deliver an Environmental Defect Notice with respect to any Environmental Defects affecting such Assets based on the information available to Purchaser and subject to the limitations of Section 4.3. In performing its Environmental Review, Purchaser shall (and shall cause the Environmental Consultant and Purchaser’s other representatives to): (1) perform all work in a safe and workmanlike manner; (2) perform all work in such a way as to not unnecessarily and unreasonably interfere with the operation of any Property or the business of Seller; (3) materially comply with all applicable Laws; and (4) at its sole cost, risk, and expense, restore the Properties to their condition prior to the commencement of the Environmental Review with respect to any physical damages or disturbances caused by the Environmental Review.

ASSET PURCHASE AGREEMENT PAGE 21 (b) Purchaser shall provide to Seller (free of cost) copies of any final environmental reports and results generated by the Environmental Consultant to Seller promptly after receipt thereby by Purchaser. Except (i) as may be required or permitted pursuant to the exercise of the rights and/or fulfillment of the obligations of a Party under this Agreement, (ii) as may be required by Environmental Law, or (iii) for information which is or becomes public knowledge through no fault of the Person against whom this sentence is sought to be enforced, Purchaser and Seller and their respective Affiliates shall maintain, and shall cause their respective officers, directors, employees, contractors, consultants (including the Environmental Consultant), and other advisors to maintain, all information, reports (whether interim, draft, final, or otherwise), data, work product, and other matters obtained or generated from or attributable to the Environmental Review (the “Environmental Information”) strictly confidential, and shall not disclose all or any portion of the Environmental Information to any Third Party without the consent of Purchaser or Seller, as applicable, which consent shall not be unreasonably withheld, conditioned or delayed. If this Agreement is terminated prior to the Closing, Purchaser shall continue to be subject to the confidentiality obligations in this Section 4.1(b) and shall deliver the Environmental Information to Seller, which Environmental Information shall become the sole property of Seller. Each of Seller and Purchaser shall be responsible for the compliance of its Affiliates, and its and their respective officers, directors, employees, contractors, consultants (including the Environmental Consultant), and other advisors with the terms of this Section 4.1(b) that are applicable to such Persons. If the Closing occurs, the foregoing confidentiality obligations set forth in this Section 4.1(b) shall not apply to Purchaser and its Affiliates and its and their respective officers, directors, employees, contractors, consultants, and other Representatives, but shall, for purposes of clarity, remain in full force and effect with respect to Seller and its Affiliates and its and their respective officers, directors, employees, contractors, consultants and other Representatives. Section 4.2 NORM, Wastes and Other Substances. Purchaser acknowledges that the Assets have been used for the exploration, development, and production of Hydrocarbons and that there may be petroleum, produced water, wastes, or other substances or materials located in, on or under the Properties or associated with the Assets. Equipment and sites included in the Assets may contain Hazardous Materials, including NORM. NORM may affix or attach itself to the inside of wells, materials, and equipment as scale, or in other forms. The wells, materials, and equipment located on, in or under the Properties or included in the Assets may contain Hazardous Materials, including NORM. Hazardous Materials, including NORM, may have come in contact with various environmental media, including without limitation, water, soils or sediment. Special procedures may be required for the assessment, remediation, removal, transportation, or disposal of environmental media and Hazardous Materials, including NORM, from the Assets. Section 4.3 Environmental Defects. (a) If, as a result of its investigation pursuant to Section 4.1, Purchaser determines that with respect to a Property, there exists an Environmental Defect, then on or prior to 5:00 p.m. as of the prevailing time in Dallas, Texas, within thirty (30) days following the Execution Date (the “Environmental Claim Date”), Purchaser may notify Seller in writing of such Environmental Defect (an “Environmental Defect Notice”). FOR ALL PURPOSES OF THIS AGREEMENT, PURCHASER SHALL BE DEEMED TO HAVE WAIVED ANY ENVIRONMENTAL DEFECT WHICH PURCHASER FAILS TO ASSERT AS AN ENVIRONMENTAL DEFECT BY AN ENVIRONMENTAL DEFECT NOTICE RECEIVED BY SELLER ON OR BEFORE THE ENVIRONMENTAL CLAIM DATE. To be effective, each such notice must set forth (i) a description of the matter constituting the alleged Environmental Defect, (ii) the Property affected by the Environmental Defect, (iii) the estimated Lowest Cost Response to eliminate the

ASSET PURCHASE AGREEMENT PAGE 22 Environmental Defect in question (the “Environmental Defect Amount”), and (iv) supporting documents reasonably necessary for Seller to verify the existence of the alleged Environmental Defect and the Environmental Defect Amount. Purchaser shall use its reasonable efforts to furnish Seller once every week until the Environmental Claim Date with an Environmental Defect Notice if any officer of Purchaser or its Affiliates discovers or becomes aware of an Environmental Defect during such one (1) week period; provided that the failure to provide any such notice shall not affect Purchaser’s right to assert Environmental Defects at any time prior to the Environmental Claim Date. (b) Seller shall have the right, but not the obligation, to cure any Environmental Defect before Closing or, provided that the Parties shall have agreed to the general plan of remediation with respect to such Environmental Defect and the time period by which such remediation shall take place, after Closing. In the event that any Environmental Defect is not waived by Purchaser or cured on or before Closing, Seller shall elect to have one of the following remedies apply: (i) subject to the Individual Environmental Threshold and the Aggregate Defect Deductible, have the Closing Cash Consideration reduced by the Environmental Defect Amount; (ii) retain the entirety of the Property that is subject to such Environmental Defect together with all associated Assets, and reduce the Closing Cash Consideration by an amount equal to the Allocated Value of such Property; or (iii) at Closing, convey the Property that is subject to such Environmental Defect, together with all associated Assets, and the full Allocated Value of the Lease(s) and Well(s) comprising the Property that is subject to such Environmental Defect (such aggregate amount, the “Environmental Defect Escrow Amount”) shall be deposited in the Defect Escrow Account. Seller shall then have one hundred and twenty (120) days after Closing in which to cure the Environmental Defect. Within ten (10) days following the date that the Environmental Defect is cured, Seller shall be entitled to withdraw the full Allocated Value of the Lease(s) and Well(s) comprising the Property from the Escrow Agent (including any interest attributable thereto), and Purchaser shall be required to execute instructions to the Escrow Agent to effectuate such result. Seller’s election to attempt to cure the Environmental Defect pursuant to this Section 4.3(b)(iii) shall not waive Seller’s right to dispute the existence of an Environmental Defect or to contest the Environmental Defect Amount asserted with respect thereto. In the event that Seller is unable to cure the Environmental Defect within one hundred and twenty (120) days of the initial Closing, then Seller shall, at its sole election, select the remedy set forth in subsection (i) or (ii) above as the remedy for such Environmental Defect. Should Seller’s choice ultimately lead to application of Section 4.3(c), the Independent Expert shall be selected within fifteen (15) Business Days of the end of this one hundred and twenty (120) day cure period. All other provisions of Section 4.3(c) shall apply as written. (c) If Seller elects to cure any Environmental Defect before or after Closing, implementation of the Lowest Cost Response shall constitute the cure. If Seller disagrees with any of Purchaser’s assertions with respect to the existence of an Environmental Defect or the Environmental Defect Amount, Purchaser and Seller will attempt to resolve the dispute prior to Closing. If the dispute cannot be resolved within ten (10) days of the first meeting of Purchaser and Seller, any Party may submit the dispute to an environmental consultant approved in writing by

ASSET PURCHASE AGREEMENT PAGE 23 Seller and Purchaser that is experienced in environmental corrective action at oil and gas properties in the relevant jurisdiction and that shall not have performed professional services for either Party or any of their respective Affiliates during the previous three (3) years; provided, however, if the Parties cannot mutually agree within five (5) Business Days, then the parties shall request that the AAA appoint a qualified environmental consultant (the “Independent Expert”). The Independent Expert may elect to conduct the dispute resolution proceeding by written submissions from Purchaser and Seller with exhibits, including interrogatories, supplemented with appearances by Purchaser and Seller, if necessary, as the Independent Expert may deem necessary. After the Parties and Independent Expert have had the opportunity to review all such submissions, the Independent Expert shall call for a final, written offer of resolution from each Party. The Independent Expert shall render its decision within fifteen (15) Business Days of receiving such offers by selecting one or the other of the offers, or by crafting a decision that represents a compromise between the two offers. Notwithstanding the failure of the Parties to resolve any dispute regarding an Environmental Defect, the affected Asset shall be conveyed to Purchaser at Closing, with no adjustment to the Closing Cash Consideration therefor, subject to Purchaser’s right to a subsequent adjustment to the Closing Cash Consideration for such Environmental Defect as determined by the Independent Expert, or as otherwise agreed to by the Parties. The Independent Expert shall base its determinations regarding any Environmental Defect or Environmental Defect Amount on the Lowest Cost Response to any alleged Environmental Defect. The Independent Expert may not award damages, interest or penalties to either Party with respect to any matter. The decision of the Independent Expert shall be final and binding upon all parties, without right of appeal. Seller and Purchaser shall each bear its own legal fees and other costs of presenting its case to the Independent Expert. The costs and expenses of the Independent Expert shall be borne and paid one-half by Seller and one-half by Purchaser. The engagement letter with the Independent Expert will have the Independent Expert agree to and acknowledge the terms of this subsection (c). The Parties shall adjust the Closing Cash Consideration to reflect the Environmental Defect Amounts, as agreed by the Parties or as determined by the Independent Expert, for all uncured Environmental Defects; provided, that notwithstanding anything to the contrary, (i) in no event shall there be any adjustments to the Closing Cash Consideration for any individual uncured Environmental Defect for which the Environmental Defect Amount therefor does not exceed $100,000 (“Individual Environmental Threshold”); (ii) in no event shall there be any adjustments to the Closing Cash Consideration for any individual uncured Environmental Defect to the extent the Environmental Defect Amount, when combined with any Title Defect Amount for the affected Lease(s) and Well(s) comprising the Property, exceeds the Allocated Value of the affected Lease(s) and Well(s) comprising the Property; and (iii) in no event shall there be any adjustments to the Closing Cash Consideration for any uncured Environmental Defect unless the aggregate Environmental Defect Amount attributable to all such Environmental Defects, taken together with the aggregate Title Defect Amounts attributable to all uncured Title Defects, exceeds the Aggregate Defect Deductible, after which point Purchaser shall be entitled to adjustments to the Closing Cash Consideration or other remedies only with respect to uncured Title Defects and uncured Environmental Defects where the aggregate Title Defect Amounts and Environmental Defect Amounts attributable thereto are in excess of such Aggregate Defect Deductible. To the extent the Independent Expert fails to determine any disputed Environmental Defect Amounts prior to Closing, then, within ten (10) days after the Independent Expert delivers written notice to Purchaser and Seller of his award with respect to an Environmental Defect Amount, Seller and Purchaser shall take such actions in order for the appropriate Party to receive the award consistent and as determined by the Independent Expert, which may include any of the following: (1) the Parties executing an Instruction Letter to the Escrow Agent to disburse such amount consistent with the award of the Independent Expert from the Defect Escrow Account to the extent any of the awarded funds had been placed into the Defect Escrow Account, (2) Purchaser shall pay to Seller any amounts that are awarded to Seller

ASSET PURCHASE AGREEMENT PAGE 24 that are not in the Defect Escrow Account, or (3) Seller shall pay to Purchaser any amounts that are awarded to Purchaser that are not in the Defect Escrow Account. Section 4.4 Inspection Indemnity. PURCHASER HEREBY AGREES TO DEFEND, INDEMNIFY, RELEASE, PROTECT, SAVE AND HOLD HARMLESS THE SELLER INDEMNIFIED PERSONS FROM AND AGAINST ANY AND ALL LOSSES ARISING OUT OF OR RELATING TO ANY DUE DILIGENCE ACTIVITY CONDUCTED BY PURCHASER OR ITS AGENTS, WHETHER BEFORE OR AFTER THE EXECUTION OF THIS AGREEMENT, REGARDLESS OF FAULT. The indemnity obligation set forth in this Section 4.4 shall survive the Closing or termination of this Agreement. ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF SELLER Section 5.1 Generally. (a) Any representation or warranty qualified “to the knowledge of Seller” or “to Seller’s knowledge” or with any similar knowledge qualification is limited to matters within the Actual Knowledge of the Persons specified on Schedule 5.1. “Actual Knowledge” for purposes of this Agreement means information actually and personally known by the Persons specified on Schedule 5.1. (b) Inclusion of a matter on a Schedule to a representation or warranty which addresses matters possibly having a Material Adverse Effect shall not be deemed an indication that such matter does, or may, have a Material Adverse Effect. Likewise, the inclusion of a matter on a Schedule in relation to a representation or warranty shall not be deemed an indication that such matter necessarily would, or may, breach such representation or warranty absent its inclusion on such Schedule. Matters may be disclosed on a Schedule or Exhibit to this Agreement for purposes of information only. Nothing in the Schedules is intended to broaden the scope or effect of any representation or warranty contained in this Agreement. Nothing in the Schedule constitutes an admission of any liability or obligation to any third person, or an admission to any third person against the interest of Seller. Descriptions of or references to particular contracts, agreements, notices and other documents herein are qualified in their entirety by reference to such documents. Certain sections of this Agreement may be qualified by the matters set forth in the related Schedule, and the disclosure of any fact or item in any of the Schedule shall, should the existence of such fact or item be relevant to any other of the Schedule or sections in this Agreement, be deemed to be disclosed with respect to that other section or Schedule. In disclosing information pursuant to the Schedules, Seller does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine. (c) Subject to the foregoing provisions of this Section 5.1, the disclaimers and waivers contained in Section 11.10 and Section 11.11 and the other terms and conditions of this Agreement, Seller represents and warrants to Purchaser the matters set out in the remainder of this ARTICLE 5. Section 5.2 Existence and Qualification. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business where the Assets it owns are located.

ASSET PURCHASE AGREEMENT PAGE 25 Section 5.3 Power. Seller has the power to enter into and perform this Agreement and consummate the transactions contemplated by this Agreement. Section 5.4 Authorization and Enforceability. The execution, delivery and performance of this Agreement, and the performance of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all documents required hereunder to be executed and delivered by Seller at Closing will be duly executed and delivered by Seller) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Seller, enforceable against Seller in accordance with their terms subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy. Section 5.5 No Conflicts. Subject to compliance with or waiver of the Preference Rights and Transfer Requirements set forth in Schedule 5.13, the execution, delivery and performance of this Agreement by Seller, and the transactions contemplated by this Agreement will not (i) violate any provision of the certificate of formation or limited liability company agreement of Seller, (ii) result in default (with due notice or lapse of time or both) or the creation of any lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, bond, mortgage, or indenture to which Seller is a party or which affect the Assets, (iii) violate any judgment, order, ruling, or decree applicable to Seller as a party in interest, (iv) violate any Laws applicable to Seller or any of the Assets, except for (a) rights to consent by, required notices to, filings with, approval or authorizations of, or other actions by any Governmental Body where the same are not required prior to the assignment of the related Asset or they are customarily obtained subsequent to the sale or conveyance thereof and (b) any matters described in clauses (ii), (iii) or (iv) above which would not have a Material Adverse Effect. Section 5.6 Liability for Brokers’ Fees. Purchaser shall not directly or indirectly have any responsibility, liability or expense, as a result of undertakings or agreements of Seller or its Affiliates, for brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation in connection with this Agreement or any agreement or transaction contemplated hereby. Section 5.7 Litigation. With respect to the Assets and Seller’s ownership, operation, development, maintenance, or use of any of the Assets, no proceeding, arbitration, action, suit, pending settlement, or other legal proceeding of any kind or nature before or by any Person by or before any Governmental Body (each, a “Proceeding,” and collectively “Proceedings”) to which Seller is a party and which relates to the Assets is pending or, to Seller’s Actual Knowledge, threatened against Seller. Section 5.8 Taxes and Assessments. (a) All Taxes imposed on or with respect to Seller’s ownership or operation of the Assets, or the production or removal of Hydrocarbons produced from or attributable to Seller’s

ASSET PURCHASE AGREEMENT PAGE 26 interest in and to the Properties, or the receipt of proceeds therefrom, that are or have become due and payable have been timely paid in full (regardless of whether shown on any Tax Return), and Seller is not delinquent in the payment of any such Taxes, or, in either case, such Taxes are currently being contested in good faith by appropriate proceedings as reflected on Schedule 5.8(a). (b) All Tax Returns required to be filed by Seller on or before the Closing Date relating to the ownership or operation of the Assets, or the production or removal of Hydrocarbons produced from or attributable to Seller’s interest in and to the Properties, or the receipt of proceeds therefrom, have been or will be duly and timely filed by Seller with the appropriate Governmental Body in all jurisdictions in which such Tax Returns are required to be filed and all such Tax Returns are true, correct and complete in all material respects. (c) With respect to all Taxes imposed on or related to the Assets, (i) there are not currently in effect any extensions or waivers of any statute of limitations of any jurisdiction regarding the assessment or collection of any such Tax; (ii) there are no Proceedings against the Assets or Seller by any Governmental Body; and (iii) there are no Tax liens or other encumbrances on any of the Assets except for liens for Taxes not yet due and payable. (d) Seller has not received written notice of any claims, audits or examinations against Seller before any Governmental Body relating to any Taxes imposed on or related to the ownership or operation of the Assets and, to Seller’s Knowledge, no such claim, audit, or examination has been threatened in writing from any Governmental Body for the assessment of any Tax that, if unpaid, could give rise to a lien or other claim against any of the Assets. (e) No claim has been made by a Governmental Body in a jurisdiction where Seller does not file Tax Returns with respect to any Taxes that Seller is or may be subject to Taxes by that jurisdiction. (f) None of the Assets are subject to any tax partnership as defined in Section 761 of the Code or provisions requiring a partnership income tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code or any similar state statute. (g) There are no Tax rulings, requests for rulings or closing agreements with any taxing authority with respect to Seller with regard to any Taxes relating to the ownership or operation of the Assets. (h) All Tax withholding and deposit requirements imposed by applicable Laws with respect to any of the Assets or operations of Seller relating to the Assets have been satisfied or timely complied with in all material respects. (i) Seller has no current or potential contractual obligation relating to the ownership or operation of the Assets, through Tax sharing agreements or otherwise, to indemnify any other Person with respect to Taxes. (j) Seller (or, if Seller is an entity disregarded as separate from any other Person within the meaning of Section 301.7701-3(a) of the Treasury Regulations, Seller’s regarded owner) is not a “foreign person” within the meaning of either Section 1445 or Section 1446(f) of the Code.

ASSET PURCHASE AGREEMENT PAGE 27 Section 5.9 Compliance with Laws. To Seller’s knowledge, the Assets are, and the ownership, operation, development, maintenance, and use of any of the Assets are, in material compliance with the provisions and requirements of all Laws of all Governmental Bodies having jurisdiction with respect to the Assets, or the ownership, operation, development, maintenance, or use of any of the Assets. Notwithstanding the foregoing, Seller makes no representation or warranty, express or implied, under this Section 5.9 relating to any Environmental Liabilities or Environmental Laws. Section 5.10 Contracts. Schedule 5.10 sets forth all Material Contracts as of the Execution Date. Prior to the Execution Date, Seller has made available to Purchaser true and complete copies of each Material Contract described on Schedule 5.10. Seller is in material compliance and not in default, and, to Seller’s knowledge, all counterparties are in material compliance and not in default with all Material Contracts. “Material Contracts” means (i) any Contract (other than any joint operating agreement included within the Contracts) that could reasonably be expected to result in aggregate payments by Purchaser with respect to the Assets of more than $100,000 during the current or any subsequent year (based solely on the terms thereof and without regard to any expected increase in volumes or revenues), (ii) any agreement with any Affiliate of Seller; (iii) any agreement or contract for the sale, exchange, or other disposition of Hydrocarbons produced from or attributable to the Assets that is not cancelable without penalty or other material payment on not more than sixty (60) days’ prior written notice; (iv) any agreement of or binding upon Seller to sell, lease, farmout, or otherwise dispose of any interest in any of the Assets after the Effective Time, other than conventional rights of reassignment arising in connection with Seller’s surrender or release of any of the Assets; (v) joint operating agreements, area of mutual interest agreements and farmout and farming agreements; (vi) any applicable Contract that provides for the future sale, lease or exchange, of Seller’s interest in the Assets which has not been fully consummated as of the Execution Date; (vii) any Contract, the primary purpose of which is to provide indemnity rights to another Person that will not be terminated (or the right to receive indemnity therein is no longer enforceable) prior to Closing; and (viii) any debt instrument that would be binding upon the Assets following Closing (or upon Purchaser as successor to Seller). Section 5.11 Payments for Hydrocarbon Production. (a) Except as set forth on Schedule 5.11, all rentals, royalties, excess royalty, overriding royalty interests, Hydrocarbon production payments, and other payments due and payable by Seller to overriding royalty interest holders and other interest owners under or with respect to the Assets and the Hydrocarbons produced therefrom or attributable thereto, have been paid, or if not paid, (i) are being contested in good faith and described on Schedule 5.11; or (ii) as described on Schedule 5.11, Seller is otherwise entitled to withhold payment while resolving questions of title, obtaining division orders, or resolving other matters in the ordinary course of business; and (b) Except as set forth on Schedule 5.11, Seller is not obligated under any contract or agreement for the sale of gas from the Assets containing a take-or-pay, advance payment, prepayment, or similar provision, or under any gathering, transmission, or any other contract or agreement with respect to any of the Assets to gather, deliver, process, or transport any gas without then or thereafter receiving full payment therefor.

ASSET PURCHASE AGREEMENT PAGE 28 Section 5.12 Governmental Authorizations. To Seller’s knowledge, Seller has obtained and is maintaining all material federal, state and local governmental licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents, rights, privileges and applications therefor (the “Governmental Authorizations”) that are presently necessary or required for the ownership and operation of the Seller Operated Assets as currently owned and operated (excluding Governmental Authorizations required by Environmental Law). To Seller’s knowledge (i) Seller has operated the Seller Operated Assets in all material respects in accordance with the conditions and provisions of such Governmental Authorizations, and (ii) no written notices of material violation have been received by Seller, and no Proceedings are pending or, to Seller’s knowledge, threatened in writing that might result in any material modification, revocation, termination or suspension of any such Governmental Authorizations or which would require any material corrective or remediation action by Seller. Section 5.13 Preference Rights and Transfer Requirements. Except as set forth on Schedule 5.13, none of the Assets are subject to any Preference Rights or Transfer Requirements, except for consents and approvals of Governmental Bodies that are customarily obtained after Closing. Section 5.14 Outstanding Capital Commitments. As of the Execution Date, there are no outstanding AFEs or other commitments to make capital expenditures which are binding on the Assets and which Seller reasonably anticipates will individually require expenditures by the owner of the Assets after the Effective Time in excess of $100,000. Section 5.15 Imbalances. As of the Execution Date, Schedule 5.15 accurately sets forth in all material respects all of Seller’s Imbalances arising with respect to the Assets and, except as disclosed in Schedule 5.15, (i) no Person is entitled to receive any material portion of Seller’s Hydrocarbons produced from the Assets or to receive material cash or other payments to “balance” any disproportionate allocation of Hydrocarbons produced from the Assets under any operating agreement, gas balancing or storage agreement, gas processing or dehydration agreement, gas transportation agreement, gas purchase agreement, or other agreements, whether similar or dissimilar, (ii) Seller is not obligated to deliver any material quantities of gas or to pay any material penalties or other material amounts, in connection with the violation of any of the terms of any gas contract or other agreement with shippers with respect to the Assets, and (iii) Seller is not obligated to pay any material penalties or other material payments under any gas transportation or other agreement as a result of the delivery of quantities of gas from the Wells in excess of the contract requirements. Except as set forth on Schedule 5.15, Seller has not received, or is not obligated to receive, prepayments (including payments for gas not taken pursuant to “take-or-pay” arrangements) for any of Seller’s share of the Hydrocarbons produced from the Properties, as a result of which the obligation exists to deliver Hydrocarbons produced from the Properties after the Effective Time without then or thereafter receiving payment therefor. Section 5.16 Wells. Except as disclosed in Schedule 5.16, to Seller’s knowledge, (a) no Well is subject to material penalties on allowable production after the Effective Time because of any overproduction, (b) all of the Wells have been drilled and completed within the boundaries of the applicable Leases or within the limits otherwise permitted by applicable Laws, (c) no Well has been plugged and abandoned in a manner that

ASSET PURCHASE AGREEMENT PAGE 29 does not comply in all material respects with requirements issued by a Governmental Body and (d) there are no Wells or pipelines that Seller is currently obligated by applicable legal requirements or contract to plug, replug or abandon or that are currently subject to exceptions to a requirement to plug or abandon issued by a Governmental Body. Section 5.17 Environmental. Except as disclosed on Schedule 5.17, (a) there are no Proceedings pending, or to Seller’s knowledge, threatened before any Governmental Body against Seller with respect to the Assets alleging material violations of Environmental Laws, (b) Seller has received no written notice from any Governmental Body of any material violation of or material non-compliance with any Environmental Law or of material non-compliance with the terms or conditions of any Permits required under Environmental Laws, arising from, based upon, associated with or related to the Assets or the ownership or operation of any thereof, in each case that remain unresolved, (c) Seller has not entered into any written agreements, orders, decrees, judgments or consents with any environmental Governmental Body and is not subject to any order, decree or judgment issued against Seller or any of its Affiliates by an environmental Governmental Body, in each case, in existence as of the Execution Date and based on any Environmental Laws that relate to the future use of any of the Assets or that presently require any remedial or corrective action and (d) to Seller’s knowledge, there is no Hazardous Materials contamination of groundwater, surface water, soil or otherwise at, on, under or from the Assets with respect to which material remedial or corrective action by Seller is presently required under Environmental Laws. Section 5.18   Permits. Except as set forth in Schedule 5.18: (a) with respect to Assets currently operated by Seller, Seller has acquired and maintained all material Permits necessary to conduct operations on such Assets; (b) all such Permits are in full force and effect and no Proceeding is pending or to Seller’s knowledge, threatened to suspend, revoke or terminate any such Permit or declare any such Permit invalid; and (c) Seller has not received a written notice from a Governmental Body claiming the lack of a Permit or any failure to comply with any such Permits. Section 5.19 Condemnation. To Seller’s knowledge, there is no actual or threatened taking (whether permanent, temporary, whole or partial) of any part of the Properties by reason of condemnation or the threat of condemnation. Section 5.20 Bankruptcy. There are no bankruptcy, reorganization, or receivership proceedings pending against, or, to Seller’s knowledge, being contemplated by or threatened against Seller. Section 5.21 Foreign Person. Parent is not a “foreign person” within the meaning of Section 1445 of the Code. Section 5.22 Payouts.  Schedule 5.22 contains a complete and accurate list of Wells that have not reached “payout” (as may be defined by the applicable Contract or Lease) and are subject to a reversion or other adjustment at

ASSET PURCHASE AGREEMENT PAGE 30 some level of cost recovery or payout (or passage of time or other event other than termination of a Lease by its terms). Section 5.23 Equipment. Except as set forth in Schedule 5.23, the tangible property utilized by Seller as operator of the Properties, necessary for the physical operation of the Wells or the gathering systems, and located at, on or under any of the Properties has been maintained in working order and operating condition in all material respects and is adequate for normal operation of the Assets in all material respects consistent with current practices, ordinary wear and tear excepted. Section 5.24 Hedge Contracts. The Seller is not a party to, and has no direct or indirect obligation with respect to any Hedge Contracts nor are the Assets subject to any Hedge Contracts. Section 5.25 Leases. Seller has not received any (a) written demands or notice of any material breach, default or non- compliance from any lessor under any of the Leases or (b) written notice from any lessor under any of the Leases seeking to terminate, cancel or rescind any such Leases, in each case, that are currently pending or that remains unresolved. Subject to obtaining all applicable consents, including the required consents set forth on Schedule 5.25, the execution, delivery and performance of this Agreement by the Seller, and the transactions contemplated by this Agreement, will not violate any Lease. Section 5.26 Surface Contracts. Except as set forth on Schedule 5.26, (i) each of the Surface Contracts is a legal, valid, binding obligation against Seller, and to Seller’s Actual Knowledge, each other party thereto, is enforceable and in full force and effect in accordance with its terms against Seller, and to the Seller’s Actual Knowledge, each other party thereto; and (ii) neither Seller, nor to the Seller’s Actual Knowledge, any other party thereto, is in material breach of or in material default under any Surface Contract and no event, occurrence, condition or act has occurred that, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a material breach, default or event of default by Seller, or to Seller’s Actual Knowledge, any other party thereto under any Surface Contract. No pending written notice has been received or delivered by Seller or any of its Affiliates alleging any default or breach or demanding termination or material amendment of any Surface Contract. The Surface Contracts include and Schedule 1.2(e) sets forth all fee surface interests, surface leases, surface rights, permits, licenses, servitudes, easements, surface and road use agreements, railroad crossing authorizations, ingress and egress, water access, water rights and rights-of-way agreements, in each case, to which Seller is a party and that can be reasonably expected to result in aggregate payments or receipts of revenue by Seller (or by Purchaser after the Closing) of more than $25,000 during the current or any subsequent year. Section 5.27 Schedule Supplement. From time to time until three (3) Business Days prior to the Closing, Seller shall promptly supplement or amend the Schedules hereto with respect to any matter hereafter arising or of which it becomes aware after the Execution Date, which, if existing, occurring or known at the Execution Date, would have been required to be set forth or described in the Schedules. In the event that Seller supplements or amends the Schedules pursuant to the preceding sentence, Seller shall within one (1) Business Day deliver a copy of the amendment or supplement (each a “Schedule Supplement”) to the Purchaser. Any

ASSET PURCHASE AGREEMENT PAGE 31 disclosure in any such Schedule Supplement shall be deemed to be incorporated into and supplement and amend the Schedules for all purposes hereunder; provided, however, that any such Schedule Supplement shall be disregarded for purposes of, and shall not affect Purchaser’s conditions to Closing set forth in, Section 8.2. ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchaser represents and warrants to Seller the following: Section 6.1 Existence and Qualification. Purchaser is a Nevada corporation duly formed, validly existing and in good standing under the laws of the state of its formation; and Purchaser is duly qualified to do business as a foreign corporation in every jurisdiction in which it is required to qualify in order to conduct its business, except where the failure to so qualify would not have a material adverse effect on Purchaser; and Purchaser is or will be as of Closing duly qualified to do business as a foreign corporation in the respective jurisdictions where the Assets are located. Section 6.2 Power. Purchaser has the power to enter into and perform this Agreement and consummate the transactions contemplated by this Agreement. Section 6.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement, and the performance of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser (and all documents required hereunder to be executed and delivered by Purchaser at Closing will be duly executed and delivered by Purchaser) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy. Section 6.4 No Conflicts. The execution, delivery and performance of this Agreement by Purchaser, and the transactions contemplated by this Agreement will not (i) violate any provision of the organizational documents of Purchaser, (ii) result in a default (with due notice or lapse of time or both) or the creation of any lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license or agreement to which Purchaser is a party, (iii) violate any judgment, order, ruling, or regulation applicable to Purchaser as a party in interest, or (iv) violate any Law applicable to Purchaser or any of its assets, or (v) require any filing with, notification of or consent, approval or authorization of any Governmental Body or authority, except any matters described in clauses (ii), (iii), (iv) or (v) above which would not have a material adverse effect on Purchaser or the transactions contemplated hereby.

ASSET PURCHASE AGREEMENT PAGE 32 Section 6.5 Liability for Brokers’ Fees. Seller shall not directly or indirectly have any responsibility, liability or expense, as a result of undertakings or agreements of Purchaser or its Affiliates, for brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation in connection with this Agreement or any agreement or transaction contemplated hereby. Section 6.6 Litigation. There are no Proceedings pending, or to the Actual Knowledge of Purchaser, threatened in writing before any Governmental Body against Purchaser or any Affiliate of Purchaser which are reasonably likely to impair materially Purchaser’s ability to perform its obligations under this Agreement. Section 6.7 Limitation and Independent Evaluation. (a) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY SELLER IN ARTICLE 5 OF THIS AGREEMENT, OR IN THE CONVEYANCE OR IN ANY CERTIFICATE FURNISHED OR TO BE FURNISHED TO PURCHASER PURSUANT TO THIS AGREEMENT, PURCHASER REPRESENTS AND ACKNOWLEDGES THAT (I) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AS TO THE ASSETS OR PROSPECTS THEREOF, AND (II) PURCHASER HAS NOT RELIED UPON ANY ORAL OR WRITTEN INFORMATION PROVIDED BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER REPRESENTS AND ACKNOWLEDGES THAT SELLER HAS NOT MADE NOR WILL MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS MATERIALS OR OTHER MATERIALS INTO THE ENVIRONMENT OR PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS. (b) PURCHASER FURTHER REPRESENTS AND ACKNOWLEDGES THAT IT IS KNOWLEDGEABLE OF THE OIL AND GAS BUSINESS AND OF THE USUAL AND CUSTOMARY PRACTICES OF PRODUCERS SUCH AS THE SELLER, AND THAT IT HAS RETAINED AND TAKEN ADVICE CONCERNING THE ASSETS AND TRANSACTIONS HEREIN FROM ADVISORS AND CONSULTANTS WHICH ARE KNOWLEDGEABLE ABOUT THE OIL AND GAS BUSINESS, AND THAT IS AWARE OF THE RISKS INHERENT IN THE OIL AND GAS BUSINESS. PURCHASER REPRESENTS THAT IT HAS HAD ACCESS TO THE ASSETS, THE OFFICERS AND EMPLOYEES OF SELLER, AND THE BOOKS, RECORDS AND FILES MADE AVAILABLE BY SELLER RELATING TO THE ASSETS, AND IN MAKING THE DECISION TO ENTER INTO THIS AGREEMENT AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, PURCHASER HAS RELIED SOLELY ON THE BASIS OF THE SELLER’S REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 5, ITS OWN INDEPENDENT EVALUATION AND DUE DILIGENCE INVESTIGATION OF THE ASSETS, AND ITS OWN INDEPENDENT EVALUATION OF THE BUSINESS, ECONOMIC, LEGAL, TAX, OR OTHER CONSEQUENCES OF THIS TRANSACTION INCLUDING ITS OWN ESTIMATE AND APPRAISAL OF THE EXTENT AND VALUE OF THE OIL, NATURAL GAS, AND OTHER RESERVES ATTRIBUTABLE TO THE PROPERTIES.

ASSET PURCHASE AGREEMENT PAGE 33 Section 6.8 SEC Disclosure. (a) PURCHASER IS ACQUIRING THE ASSETS FOR ITS OWN ACCOUNT FOR USE IN ITS TRADE OR BUSINESS, AND NOT WITH A VIEW TOWARD OR FOR SALE ASSOCIATED WITH ANY DISTRIBUTION THEREOF, NOR WITH ANY PRESENT INTENTION OF MAKING A DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. PURCHASER UNDERSTANDS AND ACKNOWLEDGES THAT: (I) AN INVESTMENT IN THE PROPERTIES INVOLVES CERTAIN RISKS; AND (II) NEITHER THE SEC NOR ANY FEDERAL, STATE OR FOREIGN AGENCY HAS PASSED UPON THE PROPERTIES OR MADE ANY FINDING OR DETERMINATION AS TO THE FAIRNESS OF AN INVESTMENT IN THE PROPERTIES OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURES MADE TO PURCHASER. (b) PURCHASER IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501 OF THE SECURITIES ACT. (c) PURCHASER ACKNOWLEDGES THAT DISCLAIMERS CONTAINED IN SECTION 6.7 AND SECTION 6.8 ARE “CONSPICUOUS” FOR ALL PURPOSES OF ANY APPLICABLE STATE OR FEDERAL LAW, REGULATION OR ORDER. Section 6.9 Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending against, or, to the knowledge of Purchaser, being contemplated by, or threatened against Purchaser. Purchaser is, and will be immediately after giving effect to the transactions contemplated by this Agreement, solvent. Section 6.10 Qualification. As of Closing, Purchaser will be qualified to own and assume operatorship the Leases in the jurisdictions where the Assets to be transferred to Purchaser are located, and the consummation of the transactions contemplated in this Agreement will not cause Purchaser to be disqualified as such an owner or operator. To the extent required by applicable Law, as of the Closing, Purchaser will have lease bonds, area-wide bonds or any other surety bonds as may be required by, and in accordance with, such Law (or other requirements) governing the ownership and operation of the Assets. Section 6.11 Financing. Purchaser has sufficient cash, available lines of credit or other sources of immediately available funds to enable it to pay the Closing Cash Consideration to Seller at Closing. ARTICLE 7 COVENANTS OF THE PARTIES Section 7.1 Access. (a) From the date of this Agreement until the Closing, Seller shall cooperate with Purchaser and provide Purchaser and its representatives, consultants and advisors, reasonable access to the Assets and access to the Records, but only to the extent that Seller may do so without violating any obligations to any Third Party or any Laws and to the extent that Seller has authority to grant such access without breaching any restriction legally or contractually binding on Seller.

ASSET PURCHASE AGREEMENT PAGE 34 Purchaser shall conduct all such inspections and other information gathering described above only (i) during regular business hours and during any weekends and after hours requested by Purchaser that can be reasonably accommodated by Seller, and (ii) in a manner which will not unduly interfere with Seller’s operation of the Assets. All information obtained by Purchaser and its representatives pursuant to this Section 7.1 shall be subject to the terms of that certain confidentiality agreement dated August 3, 2022 (the “Confidentiality Agreement”), by and between Seller and Purchaser and any applicable Contracts or Surface Contracts, in accordance with their terms. (b) ALL MATERIALS, DOCUMENTS, AND OTHER INFORMATION, MADE AVAILABLE TO PURCHASER AT ANY TIME IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO IT AS AN ACCOMMODATION, AND, EXCEPT FOR SELLER’S WARRANTIES EXPRESSLY MADE IN ARTICLE 5, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY AND COMPLETENESS OF SUCH MATERIALS, DOCUMENTS, AND OTHER INFORMATION OR AS TO WHETHER SUCH MATERIALS, DOCUMENTS AND OTHER INFORMATION CONTAINS A MISREPRESENTATION FOR THE PURPOSES OF APPLICABLE SECURITIES LAWS (WHETHER NOW OR HEREAFTER IN EFFECT). TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT FOR SELLER’S WARRANTIES, ANY RELIANCE UPON OR CONCLUSIONS DRAWN THEREFROM BY PURCHASER SHALL BE AT PURCHASER’S RISK AND SHALL NOT GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER, AND PURCHASER HEREBY ACKNOWLEDGES THAT IT IS NOT RELYING ON ANY REPRESENTATIONS OTHER THAN SELLER’S WARRANTIES. EXCEPT FOR SELLER’S WARRANTIES AND INDEMNITY OBLIGATIONS SET FORTH IN THIS AGREEMENT, PURCHASER HEREBY WAIVES AND RELEASES ANY CLAIMS ARISING UNDER THIS AGREEMENT, COMMON LAW OR ANY STATUTE (WHETHER NOW OR HEREAFTER IN EFFECT) ARISING OUT OF OR RELATED TO ANY MATERIALS, DOCUMENTS OR INFORMATION PROVIDED TO PURCHASER OR SELLER’S PROVISION OF SALE TO PURCHASER. Section 7.2 Government Reviews. Seller and Purchaser shall in a timely manner (i) make all required filings, if any, with and prepare applications to and conduct negotiations with, each Governmental Body as to which such filings, applications or negotiations are necessary or appropriate in the consummation of the transactions contemplated hereby and (ii) provide such information as each may reasonably request to make such filings, prepare such applications and conduct such negotiations. Each Party shall cooperate with and use all commercially reasonable efforts to assist the other with respect to such filings, applications and negotiations. Section 7.3 Notification of Breaches. Until the Closing, (a) Purchaser shall notify Seller promptly after Purchaser obtains Actual Knowledge that any representation or warranty of Seller, as applicable, contained in this Agreement is untrue in any material respect or will be untrue in any material respect as of the Closing Date, or that any covenant or agreement to be performed or observed by Seller prior to or on the Closing Date has not been so performed or observed in any material respect.

ASSET PURCHASE AGREEMENT PAGE 35 (b) Seller shall notify Purchaser promptly after Seller obtains Actual Knowledge that any representation or warranty of Purchaser contained in this Agreement is untrue in any material respect or will be untrue in any material respect as of the Closing Date, or that any covenant or agreement to be performed or observed by Purchaser prior to or on the Closing Date has not been so performed or observed in any material respect. (c) If any of Purchaser’s or Seller’s representations or warranties is untrue or shall become untrue in any material respect between the date of execution of this Agreement and the Closing Date, or if any of Purchaser’s or Seller’s covenants or agreements to be performed or observed prior to or on the Closing Date shall not have been so performed or observed in any material respect, but if such breach of representation, warranty, covenant or agreement shall (if curable) be cured by the Closing, then such breach shall be considered not to have occurred for all purposes of this Agreement. No such notification shall affect the representations or warranties of the Parties or the conditions to their respective obligations hereunder. (d) There shall be no breach of the covenants in this Section as a result of a Party’s failure to report a breach of any representation or warranty or a failure to perform or observe any covenant or agreement of which it had Actual Knowledge if the Party subject to the breach or failure also had knowledge thereof prior to Closing. Section 7.4 Assignments; Operatorship. (a) Seller will prepare and execute, and Purchaser will execute, on the Closing Date, all assignments necessary to convey to Purchaser all federal and state Leases, if any, in the form as prescribed by the applicable Governmental Body and otherwise acceptable to Purchaser and Seller. (b) Seller makes no representations or warranties to Purchaser, express, implied or by statute, as to transferability or assignability of operatorship of any Seller Operated Assets. Rights and obligations associated with operatorship of such Properties are governed by operating and similar agreements covering the Properties and will be determined in accordance with the terms of such agreements. Seller agrees, however, that as to the Assets that Seller or its Affiliate operates, Seller shall use commercially reasonable efforts to support Purchaser’s efforts to become successor operator of such Assets (to the extent permitted under any applicable operating agreement) effective as of the Closing and to designate or appoint, to the extent legally possible and permitted under any applicable operating agreement, Purchaser as successor operator of such Assets effective as of Closing. For all Seller Operated Assets, Seller and Purchaser shall execute the appropriate forms on the Closing Date and Seller shall thereafter promptly file said forms with the applicable regulatory agency transferring operatorship of such assets to Purchaser. Section 7.5 Public Announcements. Neither Seller nor Purchaser shall make any press release or other public announcement regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the others; provided, however, the foregoing shall not restrict disclosures by Purchaser or Seller which are required by applicable securities or other Laws or the applicable rules of any stock exchange having jurisdiction over the disclosing Party or its Affiliates. The content of any press release or public announcement first announcing the consummation of this transaction shall be subject to the prior review and reasonable approval (which approval shall not be unreasonably withheld) of Seller and Purchaser; provided, however, the foregoing shall not restrict disclosures by Purchaser or Seller which are

ASSET PURCHASE AGREEMENT PAGE 36 required by applicable securities or other Laws or the applicable rules of any stock exchange having jurisdiction over the disclosing Party or its Affiliates. Section 7.6 Operation of Business. Until the Closing, Seller (i) for the Seller Operated Assets, will operate the Assets as a reasonably prudent operator and consistent with past practices, (ii) will not, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, commit to any operation, or series of related operations thereon, reasonably anticipated to require future capital expenditures by Purchaser as owner of the Assets in excess of $100,000, or make any capital expenditures in respect of the Assets in excess of $100,000, or terminate, materially amend, execute or extend any material contracts affecting the Assets, (iii) will maintain insurance coverage on the Assets presently furnished by nonaffiliated third parties in the amounts and of the types presently in force, (iv) for the Seller Operated Assets, will maintain all material governmental permits and approvals affecting the Assets, (v) will not transfer, farmout, sell, hypothecate, encumber or otherwise dispose of any Assets, except for sales and dispositions of Hydrocarbon production in the ordinary course of business consistent with past practices, (vi) will not enter into any settlement or agreement with respect to Taxes with any Governmental Body, or make or change any election with respect to Taxes, relating to the Assets and (vii) will not commit to do any of the foregoing. Purchaser’s approval of any action restricted by this Section 7.6 shall be considered granted within ten (10) days of (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Seller’s written notice) Purchaser’s receipt of Seller’s written notice to Purchaser requesting such consent unless Purchaser notifies Seller to the contrary in writing during that period. Notwithstanding anything herein to the contrary, Seller may (x) take such action as a prudent operator would take in the event of an emergency to protect life, property or the environment provided Seller shall notify Purchaser of such action promptly thereafter and (y) take any action as may be required pursuant to a Lease, Contract or applicable Law, in each case, without the prior consent of Purchaser. Purchaser acknowledges that Seller may own an undivided interest in certain of the Assets, and Purchaser agrees that the acts or omissions of the other Working Interest owners who are not affiliated with Seller shall not constitute a violation of the provisions of this Section 7.6 nor shall any action required by a vote of Working Interest owners constitute such a violation so long as Seller has voted its interest in a manner consistent with the provisions of this Section 7.6. Section 7.7 Preference Rights and Transfer Requirements. (a) With respect to each Preference Right set forth on Schedule 5.13, within five (5) Business Days after the Execution Date, Seller shall send to the holder of each such Preference Right a notice in compliance with the contractual provisions applicable to such Preference Right requesting a waiver of such right. Seller shall not be required to make any payments or undertake any obligations for the benefit of the holders of such rights in order to obtain the required consents and waivers. (b) If the holder of a Preference Right elects prior to Closing to purchase the Asset subject to a Preference Right (a “Preference Property”) in accordance with the terms of such Preference Right, and Seller receives written notice of such election prior to the Closing, such Preference Property will be eliminated from the Assets and the Purchase Price shall be reduced by the Allocated Value of the Lease(s) or Well(s) included in the Preference Property. (c) If any of the following occur: (i) a Third Party brings any suit, action or other proceeding prior to the Closing seeking to restrain, enjoin or otherwise prohibit the consummation of the

ASSET PURCHASE AGREEMENT PAGE 37 transactions contemplated hereby in connection with a claim to enforce a Preference Right; (ii) an Asset is subject to a Transfer Requirement that provides that transfer of such Asset without compliance with such Transfer Requirement will result in termination of any rights in relation to such Asset, and such Transfer Requirement is not waived, complied with or otherwise satisfied prior to the Closing Date; or (iii) the holder of a Preference Right does not elect to purchase such Preference Property or waive such Preference Right with respect to the transactions contemplated by this Agreement prior to the Closing Date and the time in which the Preference Right may be exercised has not expired; then, Seller shall have the following remedies: (1) the Asset or portion thereof affected by such Preference Right or Transfer Requirement (a “Retained Asset”) shall be held back from the Assets to be transferred and conveyed to Purchaser at Closing and the full Allocated Value of the Properties that are a part of the Retained Asset pursuant to Section 7.7(b) shall be deposited in the Defect Escrow Account at Closing or (2) solely with respect to Section 7.7(c)(iii), convey the entirety of the Preference Property that is subject to the Preference Right to Purchaser, provided that if the holder of such Preference Right elects to exercise the Preference Right following the Closing, then Purchaser shall sell the applicable Preference Property to such holder and shall be entitled to retain the proceeds from the sale of such Preference Property to the holder of the Preference Right. Any Retained Asset so held back at the initial Closing will be conveyed to Purchaser at a delayed Closing (which shall become the new Closing Date with respect to such Retained Asset), within ten (10) days following the date on which the suit, action or other proceeding, if any, referenced in clause (1) above is settled or a judgment is rendered (and no longer subject to appeal) permitting transfer of the Retained Asset to Purchaser pursuant to this Agreement and Seller complies with or obtains a waiver of or notice of election not to exercise, or otherwise satisfy, all remaining Preference Rights and Transfer Requirements with respect to such Retained Asset as contemplated by this Section 7.7(c) (or if multiple Assets are Retained Assets, on a date mutually agreed to by the Parties in order to consolidate, to the extent reasonably possible, the number of closings). At the delayed closing, Seller shall be entitled to receive from the Escrow Agent (and Seller and Purchaser shall execute an Instruction Letter to the Escrow Agent to effectuate such result) the purchase price equal to the amount that was included in the Defect Escrow Account on account of the holding back of such Retained Asset (as adjusted pursuant to Section 2.2 through the new Closing Date therefor); provided, however, if all such Preference Rights and Transfer Requirements with respect to any Retained Asset so held back at the initial Closing are not obtained, complied with, waived or otherwise satisfied as contemplated by this Section 7.7 within one hundred twenty (120) days after the initial Closing has occurred with respect to any Asset, then such Retained Asset shall be eliminated from the Assets and shall become an Excluded Asset, unless Seller and Purchaser agree to proceed with a closing on such Retained Asset, in which case Purchaser shall be deemed to have waived any objection (and shall be obligated to indemnify the Seller Indemnified Persons for all Damages) with respect to non-compliance with such Preference Rights and Transfer Requirements with respect to such Retained Asset(s). (d) Purchaser acknowledges that Seller desires to sell all of the Assets to Purchaser and would not have entered into this Agreement but for Purchaser’s agreement to purchase all of the Assets as herein provided. Accordingly, it is expressly understood and agreed that Seller does not desire to sell any Property affected by a Preference Right to Purchaser unless the sale of all of the Assets is consummated by the Closing Date in accordance with the terms of this Agreement. In furtherance of the foregoing, Seller’s obligation hereunder to sell the Preference Properties to Purchaser is expressly conditioned upon the consummation by the Closing Date of the sale of all of the Assets (other than Retained Assets or other Assets excluded pursuant to the express provisions of this Agreement) in accordance with the terms of this

ASSET PURCHASE AGREEMENT PAGE 38 Agreement, either by conveyance to Purchaser or conveyance pursuant to an applicable Preference Right; provided that, nothing herein is intended or shall operate to extend or apply any Preference Right to any portion of the Assets which is not otherwise burdened thereby. Section 7.8 Tax Matters. (a) All Transfer Taxes shall be subject to the provisions of Section 12.3. (b) Seller shall retain responsibility for, and shall bear and pay, all Asset Taxes related to the Assets attributable to any period of time prior to the Effective Time (including the portion of any Straddle Period ending immediately prior to the Effective Time), and Purchaser shall be responsible for all Asset Taxes related to the Assets attributable to any period of time on and after the Effective Time (including the portion of any Straddle Period beginning at the Effective Time). For purposes of allocation between the Parties of Asset Taxes assessed with respect to the ownership and operation of the Assets that are payable with respect to Straddle Periods, the portion of any such Taxes that are attributable to the portion of the Straddle Period that ends immediately prior to the Effective Time shall (i) in the case of such Asset Taxes that are based upon or related to income or receipts or imposed on a transactional basis such as severance or production Taxes, be allocated based on revenues from sales occurring before the Effective Time (which shall be Seller's responsibility) and from and after the Effective Time (which shall be Purchaser’s responsibility); and (ii) in the case of other Asset Taxes, be allocated pro rata per day between the period immediately prior to the Effective Time and the period beginning at the Effective Time. For purposes of clause (i) of the preceding sentence, any exemption, deduction, credit or other item that is calculated on an annual basis shall be allocated pro rata per day between the period ending immediately prior to the Effective Time and the period beginning at the Effective Time. To the extent the actual amount of any Asset Taxes described in this Section 7.8(b) is not determinable at Closing, Purchaser and Seller shall utilize the most recent information available in estimating the amount of such Asset Taxes for purposes of Section 2.2. Upon determination of the actual amount of Asset Taxes, Seller shall pay to Purchaser to the extent not taken into account in the Final Settlement Statement any additional amount necessary to equal Seller's share of the Asset Taxes. In the event the amount of the Asset Taxes paid by Seller or included as a reduction to the Purchase Price pursuant to Section 2.2 exceeds Seller's share of the Asset Taxes, Purchaser shall pay the amount of any such overage to Seller. Any allocation of Asset Taxes between the Parties shall be in accordance with this Section 7.8(b). (c) Notwithstanding the foregoing, but except as required by applicable Law, in respect of Asset Taxes, (i) Seller shall be responsible for (1) timely remitting all Asset Taxes which are due prior to the Closing Date and (2) preparing and timely filing all Tax Returns for Asset Taxes required to be filed prior to the Closing Date and (ii) Purchaser shall be responsible for (1) timely remitting all Asset Taxes due on or after the Closing Date with respect to periods beginning before the Effective Time, and (2) preparing and timely filing all Tax Returns for Asset Taxes required to be filed on or after the Closing Date with respect to periods beginning before the Effective Time, in each case, to the to the appropriate Governmental Body. Purchaser shall prepare all such Tax Returns on a basis consistent with past practice except to the extent otherwise required by applicable Law. With respect to such Tax Returns covering a taxable period which includes the Effective Time, Purchaser shall provide a copy of such Tax Return to Seller within ten (10) days prior to the due date for the filing of such Tax Return (or within a commercially reasonable period after the end of the relevant Tax period, if such Tax Return is required to be filed less than ten (10) days after the close of such Tax period), and Purchaser shall incorporate all reasonable comments of Seller provided to Purchaser in advance of the due date for the filing of such Tax Return.

ASSET PURCHASE AGREEMENT PAGE 39 (d) Purchaser shall be entitled to all rights to any refunds of Asset Taxes allocable to Purchaser under Section 7.8(b) regardless of when received. Seller shall be entitled to all rights to any refunds of Asset Taxes allocable to Seller under Section 7.8(b) regardless of when received. If a Party or its Affiliate receives a refund to which the other Party is entitled under this Section 7.8(d), such receiving Party shall forward to the other Party the amount of such refund within thirty (30) days after such refund is received, net of any reasonable costs or expenses incurred by such receiving Party in procuring such refund. (e) Seller shall retain responsibility for, and shall bear and pay, all Income Taxes incurred by or imposed on it, its Parent or other direct or indirect owners or Affiliates, or any combined, unitary, or consolidated group of which any of the foregoing is or was a member, and no such Taxes shall be taken into account as adjustments to the Purchase Price under Section 2.2 and/or Section 9.4, as applicable. (f) Seller shall deliver to Purchaser a schedule with an allocation of the Purchase Price (and any liabilities assumed by Purchaser under this Agreement or other amounts that are treated as consideration for United States federal income Tax purposes) among the Assets in accordance with Section 1060 of the Code (the “Tax Allocation”) and in a manner consistent with the Allocated Values determined pursuant to Section 2.3 to the extent permitted by applicable Law, within thirty (30) days following the Final Settlement Date. If the Parties, acting reasonably and in good faith, agree on the Tax Allocation or any revisions thereto within thirty (30) days subsequent to the delivery of the draft Tax Allocation by Seller to Purchaser (as described in the immediately preceding sentence), then, except as otherwise required pursuant to a “determination” (as defined in Section 1313(a) of the Code), the Parties shall use the Tax Allocation to allocate the Purchase Price and any liabilities associated with the Assets (to the extent properly taken into account as consideration for U.S. federal income tax purposes) among the Assets (including for purposes of filing all Tax Returns, including Form 8594); provided, however, that (x) if the Parties are unable to mutually agree on the allocation within the thirty (30)-day period, then each Party shall be entitled to determine its own allocation, (y) nothing contained herein shall prevent either Party from settling in good faith any proposed deficiency or adjustment by any taxing authority based upon or arising out of the allocation and (z) neither Party shall be required to litigate any proposed deficiency or adjustment by any taxing authority challenging such allocation. (g) In addition to the Parties’ obligations under this Section 7.8, Purchaser and Seller shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of any Tax Returns and any audit, litigation or other Proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information which are reasonably relevant to any such audit, litigation or other Proceeding and making employees reasonably available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Purchaser and Seller agree (i) to retain all books and records with respect to Tax matters pertinent to the Assets relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Purchaser or Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any Governmental Body, and (ii) to give the other Party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other Party so requests, each Party shall allow the other Party the option of taking possession of such books and records prior to their disposal. Purchaser and Seller further agree, upon request, in accordance with applicable Law, to use its commercially reasonable efforts to obtain any certificate or other document from any Governmental Body or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed with respect to the transactions contemplated hereby.

ASSET PURCHASE AGREEMENT PAGE 40 Section 7.9 Employment Matters. (a) Purchaser (or any of Purchaser’s Affiliates, successors and permitted assigns) may offer employment to any of the employees provided by Seller to Purchaser prior to Closing (each an “Available Employee”), and to the extent Purchaser offers employment, Seller shall permit any such Available Employees to terminate their employment with Seller in order to begin employment with Purchaser (or any of Purchaser’s Affiliates, successors and permitted assigns) effective no earlier than the Closing Date. The date on which an Available Employee terminates his or her employment with Seller shall be referred as the “Employee Termination Date.” (b) The employees of Seller to whom Purchaser (or any of Purchaser’s Affiliates, successors and/or permitted assigns) elects to offer employment and who accept such offer shall be referred to herein as “Transferred Employees”. Seller shall be solely responsible for any compensation owed to such Transferred Employee through the Employee Termination Date, including pay to such Transferred Employee any accrued but unpaid wages, commissions, severance and other compensation, vacation, paid time off, or similar benefits due to such Transferred Employee pursuant to Seller’s policies or as required by applicable Law. The Parties hereby acknowledge that Purchaser is under no obligation to offer employment or otherwise employ any employee of Seller. Any payments owed to an employee of Seller under a severance plan entered into between Seller and an employee of Seller prior to the Closing Date shall be paid by Seller in accordance with the terms of such agreements. Further, nothing in this Agreement shall confer any rights or remedies on any employee of Seller, and no Person shall be a Third Party beneficiary with respect to any provision in this Section 7.9. Section 7.10 Seller’s Financial Statements. (a) Seller shall deliver (a) true and complete copies of its audited consolidated financial statements as of September 30, 2022 (including any supplemental oil and gas disclosures satisfying the requirements of ASC 932-235-50 et seq.) and prepared in accordance with GAAP and Regulation S-X, and audited in accordance with the auditing standards of the PCAOB (“Audited Financials”) not later than the Execution Date; (b) true and complete copies of its unaudited consolidated financial statements for the nine months ended June 30, 2023, prepared in accordance with GAAP and Regulation S-X and reviewed in accordance with AS 4105 (the “Unaudited Interim Financials”) not later than August 20, 2023; and (c) upon reasonable request by Purchaser, an executed consent, in form and substance reasonably satisfactory to Purchaser, of Seller’s independent registered public accounting firm responsible for the audit of the Seller’s financial statements, if needed by Purchaser for future filings with the SEC of the Audited Financials. (b) In addition, from and after the Execution Date until the Closing Date, Seller shall use reasonable efforts to direct its consultants, accountants, reserve engineers, agents and other representatives to, during customary business hours, cooperate with Purchaser and independent auditors chosen by Purchaser (“Purchaser’s Auditor”) in connection with any audit by Purchaser’s Auditor of any financial statements, in each case, relating to the period prior to the Closing Date, or other actions that Purchaser reasonably requires to comply with the requirements under state and federal securities laws. Such cooperation will include (i) reasonable access to Seller’s officers, managers, employees, consultants, agents and representatives who were responsible for preparing or maintaining the financial records and work papers and other supporting documents used in the preparation of such financial statements as may be required by Purchaser’s Auditor to perform an audit or conduct a review in accordance with generally accepted auditing standards or to otherwise verify such financial statements, (A) any filings that may be made by

ASSET PURCHASE AGREEMENT PAGE 41 Purchaser under the Securities Act or required by the SEC under securities laws applicable to Purchaser or any report required to be filed by Purchaser under the Exchange Act in connection with the transactions contemplated by this Agreement or (B) any prospectus or offering memorandum for any equity or debt financing of Purchaser and (ii) providing information in connection with Purchaser’s preparation of responses to any inquires by regulatory authorities relating to the foregoing financial statements. Section 7.11 [RESERVED]. Section 7.12 Further Assurances. After the Closing, Seller and Purchaser shall, and shall cause their Affiliates, as applicable to, execute, acknowledge and deliver all such further conveyances, transfer orders, division orders, notices assumptions, releases and acquittances, and such other instruments, and shall take such further actions as may be necessary or appropriate to assure fully to Purchaser or Seller (including its successors and assigns) as the case may be, that the transactions described in this Agreement shall be completed and that all of the Assets intended to be conveyed under the terms of this Agreement are so conveyed, including such Assets that are improperly described herein and/or the Conveyance (including the Exhibits attached to each) and to assure fully that Purchaser has assumed the liabilities and obligations intended to be assumed by Purchaser pursuant to this Agreement. ARTICLE 8 CONDITIONS TO CLOSING Section 8.1 Conditions of Seller to Closing. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment on or prior to Closing of each of the following conditions, each of which may be waived by Seller: (a) Representations. Each of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects (other than those representations and warranties of Purchaser that are qualified by materiality, which shall be true and correct in all respects) as of the Closing Date as though made on and as of the Closing Date, except (i) to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects (other than those representations and warranties of Purchaser that are qualified by materiality, which shall be true and correct in all respects) as of such specified date; and (ii) to the extent the failure of such representations or warranties to be true and correct would not, individually or in the aggregate, result in a Material Adverse Effect; (b) Performance. Purchaser shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by Purchaser under this Agreement prior to or on the Closing Date; (c) Proceedings. No Proceeding by a Third Party (including any Governmental Body) seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement shall be pending before any Governmental Body and no order, writ, injunction or decree shall have been entered and be in effect by any court or any Governmental Body of competent jurisdiction, and no statute, rule, regulation or other requirement shall have been promulgated or enacted and be in effect, that on a temporary or permanent basis restrains, enjoins

ASSET PURCHASE AGREEMENT PAGE 42 or invalidates the transactions contemplated hereby; provided, however, the Closing shall proceed notwithstanding any Proceedings seeking to restrain, enjoin or otherwise prohibit consummation of the transactions contemplated hereby brought by holders of Preference Rights seeking to enforce such rights with respect to the Assets, and the Assets subject to such Proceedings shall be treated as a Preference Property in accordance with Section 7.7; and (d) Deliveries. Purchaser shall have delivered (or be ready, willing and able to immediately deliver) to Seller duly executed counterparts of the Conveyance and all other documents and certificates to be delivered by Purchaser under Section 9.3 and shall have performed (or be ready, willing and able to immediately perform) the other obligations required to be performed by it under Section 9.3. Section 8.2 Conditions of Purchaser to Closing. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject, at the option of Purchaser, to the satisfaction or waiver by Purchaser on or prior to Closing of each of the following conditions: (a) Representations. Each of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects (other than those representations and warranties of Seller that are qualified by materiality, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, except (i) to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects (other than those representations and warranties of Seller that are qualified by materiality, which shall be true and correct in all respects) as of such specified date; and (ii) to the extent the failure of such representations or warranties to be true and correct would not, individually or in the aggregate, result in a Material Adverse Effect; (b) Performance. Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by Seller under this Agreement prior to or on the Closing Date, except to the extent the failure to perform or observe such covenants and agreements would not, individually or in the aggregate, result in a Material Adverse Effect; (c) Proceedings. No Proceeding by a Third Party (including any Governmental Body) seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement shall be pending before any Governmental Body and no order, writ, injunction or decree shall have been entered and be in effect by any court or any Governmental Body of competent jurisdiction, and no statute, rule, regulation or other requirement shall have been promulgated or enacted and be in effect, that on a temporary or permanent basis restrains, enjoins or invalidates the transactions contemplated hereby; and (d) Deliveries. Seller shall have delivered (or be ready, willing and able to immediately deliver) to Purchaser duly executed counterparts of the Conveyance and all other documents and certificates to be delivered by Seller under Section 9.2.

ASSET PURCHASE AGREEMENT PAGE 43 ARTICLE 9 CLOSING Section 9.1 Time and Place of Closing. (a) Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to ARTICLE 10, and subject to the satisfaction or waiver of the conditions set forth in ARTICLE 8 (other than conditions the fulfillment of which by their nature is to occur at the completion of the transactions contemplated by this Agreement (the “Closing”), and subject to the provisions of Section 3.4 and Section 7.7 relating to delayed Closings, the Closing shall be conducted electronically (by email or other electronic means) to the extent reasonably possible at 10:00 A.M., at the prevailing time in Dallas, Texas, on or before August 15, 2023, but if necessary shall be held at the offices of Seller’s counsel, 2501 N. Harwood Street, 17th Floor, Dallas, Texas 75201, or such other date, time or place is mutually agreed to in writing by Purchaser and Seller. If any of the conditions (other than conditions the fulfillment of which by their nature is to occur at the Closing) set forth in ARTICLE 8 are not satisfied or waived at the time the Closing is to occur pursuant to this Section 9.1(a), then the Closing shall occur on a date that is the third (3rd) Business Day after the satisfaction or waiver of all such conditions. (b) The date on which the Closing occurs is herein referred to as the “Closing Date.” Section 9.2 Obligations of Seller at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, Seller shall deliver or cause to be delivered to Purchaser, or perform or cause to be performed, the following: (a) the Conveyance, in sufficient number of counterpart originals to allow recording in all appropriate jurisdictions and offices, duly executed by Seller; (b) letters-in-lieu of transfer orders covering the Assets, duly executed by Seller; (c) a certificate duly executed by an authorized corporate officer of Seller, dated as of Closing, certifying on behalf of Seller that the conditions set forth in Section 8.2(a) and Section 8.2(b) have been fulfilled; (d) the change of operator forms referenced in Section 7.4(b) to be executed by Seller and Purchaser and which shall be filed by Seller pursuant to Section 7.4(b) after Closing; (e) a certificate that Parent is not a foreign person within the meaning of the Code, as described in Treasury Regulation 1.1445-2(b)(2); (f) counterparts of the Non-Competition Agreement, executed by each applicable Person set forth in Schedule 9.2(f); (g) counterpart of an Instruction Letter to the Escrow Agent to release the Deposit to Seller, executed by Seller; and (h) a recordable release in a form reasonably acceptable to Purchaser of any deed of trust, mortgages, financing statements, fixture filings and security agreements, in each case, securing indebtedness for borrowed money made by Seller affecting the Assets.

ASSET PURCHASE AGREEMENT PAGE 44 Section 9.3 Obligations of Purchaser at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver or cause to be delivered to Seller, or perform or caused to be performed, the following: (a) a wire transfer to Seller in an amount equal to the Adjusted Closing Cash Consideration minus the Deposit and the Defect Escrow Amount, in immediately available funds; (b) the Conveyance, duly executed by Purchaser; (c) letters-in-lieu of transfer orders covering the Assets, duly executed by Purchaser; (d) counterpart of an Instruction Letter to the Escrow Agent to release the Deposit to Seller, executed by Purchaser; (e) if applicable, an amount equal to the Defect Escrow Amount by wire transfer to the Defect Escrow Account; and (f) a certificate by an authorized corporate officer of Purchaser, dated as of Closing, certifying on behalf of Purchaser that the conditions set forth in Section 8.1(a) and Section 8.1(b) have been fulfilled. Section 9.4 Closing Adjustments. (a) Not later than five (5) Business Days prior to the Closing Date, Seller shall prepare and deliver to Purchaser, based upon the best information available to Seller, a preliminary settlement statement (the “Preliminary Settlement Statement”) setting forth in reasonable detail Seller’s reasonable determination of the estimated Adjusted Closing Cash Consideration (the “Estimated Closing Cash Consideration Amount”), after giving effect to all adjustments listed in Section 2.2(a). The estimate delivered in accordance with this Section 9.4(a) minus the Deposit and minus the Defect Escrow Amount, and as modified by Schedule 9.4 shall constitute the dollar amount to be paid by Purchaser to Seller on the Closing Date. Until one (1) Business Day before the Closing Date, Purchaser shall have the opportunity to review and submit to Seller in writing any objections or proposed changes thereto and Seller shall consider all such objections and proposed changes and discuss such objections and such changes with Seller; provided, however, Seller shall not be required to make any change thereto to which Seller does not agree. (b) As soon as reasonably practicable after the Closing Date but not later than sixty (60) days following the Closing Date, Seller shall prepare and deliver to Purchaser a statement (the “Final Settlement Statement”) setting forth each adjustment or payment which was not finally determined as of the Closing Date, which shall include, without limitation, the calculation of the Adjusted Closing Cash Consideration and the modifications included in Schedule 9.4, and showing the values used to determine such adjustments to reflect the final Adjusted Purchase Price, together with reasonable supporting data (the “Final Purchase Price Amount”). Seller shall, at Purchaser’s request, supply reasonable documentation available to support any credit, charge, receipt or other item. Seller shall afford Purchaser and its representatives the opportunity to review such statement and the supporting schedules, analyses, workpapers, and other underlying records or documentation as are reasonably necessary and appropriate in Purchaser’s review of the Final Settlement Statement. Each Party shall cooperate fully and promptly with the other and their respective representatives in such examination with respect to all reasonable requests related thereto.

ASSET PURCHASE AGREEMENT PAGE 45 (c) As soon as reasonably practicable but not later than the 30th day following receipt of Seller’s Final Settlement Statement, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to the Final Settlement Statement. Seller and Purchaser shall undertake in good faith to agree on the Final Settlement Statement of the Final Purchase Price Amount, no later than the earlier of (i) One Hundred Twenty (120) days following the Closing Date (or the next Business Day following such date) or (ii) December 15, 2023 (the “Final Settlement Date”). (d) In the event that Seller and Purchaser cannot reach agreement by the Final Settlement Date, either Party may refer the remaining matters in dispute to Moss Adams LLC (the “Agreed Accounting Firm”). (i) Each Party shall summarize its position with regard to the remaining matters in dispute in a written document of twenty-five (25) pages or less and submit such summaries to the Agreed Accounting Firm, together with any other documentation such Party may desire to submit. (ii) Within fifteen (15) Business Days after receiving the Parties’ respective submissions, the Agreed Accounting Firm shall render in writing a decision choosing Seller’s position or Purchaser’s position or a position in between those (but in no event higher or lower than the amounts proposed in the post-Closing statements exchanged between the Parties, as described earlier in this subsection) based on the materials described above. (iii) The Agreed Accounting Firm may not award damages or penalties to either Party. Any decision rendered by the Agreed Accounting Firm pursuant hereto shall be final, conclusive and binding on Seller and Purchaser and will be enforceable against any of the Parties in any court of competent jurisdiction. The fees of the Agreed Accounting Firm shall be borne and paid one-half by Seller and one-half by Purchaser. Seller and Purchaser shall each bear its own legal fees and other costs of presenting its case. (iv) Within ten (10) Business Days after the date on which the Parties or the Agreed Accounting Firm, as applicable, finally determines the disputed matters, (1) Purchaser shall pay to Seller the amount by which the Final Purchase Price Amount exceeds the total of the Estimated Closing Cash Consideration Amount and the Deferred Cash Consideration Amount or (2) Seller shall pay to Purchaser the amount by which the total of the Estimated Closing Cash Consideration Amount and the Deferred Cash Consideration Amount exceeds the Final Purchase Price Amount, as applicable. (e) All payments made or to be made hereunder to Seller shall be by electronic transfer of immediately available funds to the account of Seller as specified by Seller in writing. All payments made or to be made hereunder to Purchaser shall be by electronic transfer of immediately available funds to a bank and account specified by Purchaser in writing to Seller.

ASSET PURCHASE AGREEMENT PAGE 46 ARTICLE 10 TERMINATION Section 10.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing: (a) by mutual written consent of Seller and Purchaser; (b) by Seller or by Purchaser, if: (i) Closing shall not have occurred on or before September 15, 2023 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 10.1(b)(i) shall not be available (1) to Seller, if any breach of this Agreement by Seller has been the principal cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date or (2) to Purchaser, if any breach of this Agreement by Purchaser has been the principal cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date; (ii) there shall be any Law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or a Governmental Body shall have issued an order, decree, or ruling or taken any other action permanently restraining, enjoining, or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling, or other action shall have become final and non-appealable; or (iii) the sum of all (1) Title Defect Amounts, (2) Environmental Defect Amounts, (3) the downward Closing Cash Consideration Adjustment under Section 2.2(a)(iii) and (4) the downward Closing Cash Consideration Adjustment under Section 2.2(a)(v) exceeds fifteen percent (15%) of the unadjusted Purchase Price; (c) by Seller, if any of the conditions to Closing set forth in Section 8.1(a), Section 8.1(b) or Section 8.1(d) have not been met by the Termination Date and Seller is nonetheless ready, willing and able to perform its obligations under Section 9.2, all of the conditions in Section 8.2 (excluding conditions that, but their terms, cannot be satisfied until the Closing) have been satisfied, and Purchaser refuses to proceed to Closing; (d) by Purchaser, if any of the conditions to Closing set forth in Section 8.2(a), Section 8.2(b) or Section 8.2(d) have not been met by the Termination Date and Purchaser is nonetheless ready, willing and able to perform its obligations under Section 9.3, all of the conditions in Section 8.3 (excluding conditions that, but their terms, cannot be satisfied until the Closing) have been satisfied, and Seller refuses to proceed to Closing; or (e) by Seller, if Purchaser has not deposited the Deposit into the Deposit Escrow Account within two (2) Business Days following the Execution Date (in accordance with the terms of Section 2.4).

ASSET PURCHASE AGREEMENT PAGE 47 Section 10.2 Effect of Termination. (a) If this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and of no further force or effect and the Parties shall have no liability or obligation hereunder (except for the provisions of Section 4.4, Section 5.6, Section 6.5, Section 7.5, Section 11.4, Section 11.5, Section 11.6, Section 11.7, Section 11.9 and Section 11.10 and this ARTICLE 10, the Section entitled “Definitions,” and ARTICLE 12 (other than Section 12.5 and Section 12.6), all of which shall continue in full force and effect). Notwithstanding the foregoing, nothing contained in this Section 10.2 shall relieve any Party from liability for Damages incurred by a Third Party resulting from its breach of this Agreement. (b) If Seller terminates this Agreement pursuant to Section 10.1(c) and Seller is not in material breach of this Agreement and is ready, willing and able to commence with the Closing, then Seller shall be entitled to either (i) terminate this Agreement and the Parties shall instruct the Escrow Agent to pay the Deposit to Seller within two (2) Business Days as its sole and exclusive remedy or (ii) not to terminate this Agreement and seek specific performance of this Agreement by Purchaser, in which event the Deposit will be applied as called for herein upon Closing. (c) If Purchaser has the right to terminate this Agreement pursuant to Section 10.1(d) or pursuant to Section 10.1(b)(i), and Purchaser is not in material breach of this Agreement and is ready, willing and able to commence with the Closing, then in either case, Purchaser shall have the right, at its sole discretion, to elect to either (1) in lieu of terminating this Agreement, enforce specific performance by Seller of this Agreement, in which event the Deposit will be applied as called for herein upon Closing, or (2) terminate this Agreement and the Parties shall instruct the Escrow Agent to pay the Deposit to Purchaser within two (2) Business Days. If Purchaser elects terminate this Agreement pursuant to this Section 10.2(c)(2) and if at such time Seller is in Willful Breach and at such time, all conditions precedent to the obligations of Seller to Close as set forth in ARTICLE 8 (i) have been satisfied (or waived in writing by Seller) other than those conditions that can only be satisfied at the Closing, but subject to the Purchaser being ready, willing and able to satisfy such conditions at Closing at such time in question or (ii) would have been fulfilled or satisfied except solely due to the Willful Breach by Seller, then, following the termination of this Agreement, Purchaser shall be entitled to receive the Termination Payment in addition to the return of the Deposit. (d) If this Agreement is terminated by Seller pursuant to Section 10.1(b)(i) and Seller is not in material breach of this Agreement and is ready, willing and able to commence with the Closing, then the Parties shall instruct the Escrow Agent to pay the Deposit to Seller within two (2) Business Days as the sole and exclusive remedy of Seller. (e) If this Agreement is terminated in accordance with this Agreement for any other reason other than pursuant to Section 10.1(e), then the Parties shall instruct the Escrow Agent to return the Deposit to Purchaser within two (2) Business Days. Seller and Purchaser agree upon the Deposit as liquidated damages due to the difficulty and inconvenience of measuring actual damages and the uncertainty thereof, and Seller and Purchaser agree that such amount would be a reasonable estimate of Seller’s loss in the event of any such breach or failure to perform by Purchaser. Upon such termination, Seller shall be free immediately to enjoy all rights of ownership of the Assets and to sell, transfer, encumber or otherwise dispose of the Assets to any Person without any restriction or limitation under this Agreement.

ASSET PURCHASE AGREEMENT PAGE 48 ARTICLE 11 POST-CLOSING OBLIGATIONS; INDEMNIFICATION; LIMITATIONS; DISCLAIMERS AND WAIVERS Section 11.1 Receipts. Except as otherwise provided in this Agreement, any Hydrocarbons produced from or attributable to the Assets (and all products and proceeds attributable thereto) and any other income, proceeds, receipts and credits attributable to the Assets which are not reflected in the adjustments to the Purchase Price following the final adjustment pursuant to Section 9.4(c) shall be treated as follows: (a) all Hydrocarbons produced from or attributable to the Assets after the Effective Time (and all products and proceeds attributable thereto) and all other income, proceeds, receipts and credits earned with respect to the Assets to which Purchaser is entitled under Section 1.4 shall be the sole property and entitlement of Purchaser, and, to the extent received by Seller, Seller shall fully disclose, account for and remit the same promptly to Purchaser, and (b) all Hydrocarbons produced from or attributable to the Assets prior to the Effective Time (and all products and proceeds attributable thereto) and all other income, proceeds, receipts and credits earned with respect to the Assets to which Seller is entitled under Section 1.4 shall be the sole property and entitlement of Seller and, to the extent received by Purchaser, Purchaser shall fully disclose, account for and remit the same promptly to Seller. Section 11.2 Expenses. Except as otherwise provided in this Agreement, any Property Costs which are not reflected in the adjustments to the Purchase Price following the final adjustment pursuant to Section 9.4(c) shall be treated as follows: (a) all Property Costs for which Seller is responsible under Section 1.4 shall be the sole obligation of Seller and Seller shall promptly pay, or if paid by Purchaser, promptly reimburse Purchaser for and hold Purchaser harmless from and against same; and (b) all Property Costs for which Purchaser is responsible under Section 1.4 shall be the sole obligation of Purchaser, and Purchaser shall promptly pay, or if paid by Seller, promptly reimburse Seller for and hold Seller harmless from and against same. Seller is entitled to resolve all joint interest audits and other audits of Property Costs covering periods for which Seller is wholly responsible and Purchaser is entitled to resolve all joint interest audits and other audits of Property Costs covering periods for which Purchaser is in whole or in part responsible; provided that Purchaser shall not agree to any adjustments to previously assessed costs for which Seller is liable without the prior written consent of Seller, such consent not to be unreasonably withheld. Purchaser shall provide Seller with a copy of all applicable audit reports and written audit agreements received by Purchaser and relating to periods for which Seller is partially responsible. Section 11.3 Assumed Seller Obligations. Subject to the indemnification by Seller under Section 11.5, on the Closing Date, Purchaser shall assume and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of the obligations and liabilities (including Environmental Liabilities) of Seller, known or unknown, with respect to the Assets, regardless of whether such obligations or liabilities arose prior to, on or after the Effective Time, including obligations to (a) furnish makeup gas according to the terms of applicable gas sales, gathering or transportation contracts, and to satisfy all other gas balancing obligations, if any, (b) pay Working Interests, royalties, overriding royalties and other interests held in suspense (it being agreed that, notwithstanding anything in this Agreement to the contrary, Purchaser shall be solely responsible for the distribution of all Suspended Funds included in the Assets and transferred to Purchaser pursuant hereto to the extent a reduction in the Closing Cash Consideration was made), (c) properly plug and abandon any and all wells, including inactive wells or temporarily abandoned wells, drilled on the Properties, as required by Law, (d) replug any well, wellbore, or previously plugged well on the Properties

ASSET PURCHASE AGREEMENT PAGE 49 to the extent required by Governmental Body, (e) dismantle, salvage and remove any equipment, structures, materials, flowlines, and property of whatever kind related to or associated with operations and activities conducted on the Properties, (f) subject to Purchaser’s rights pursuant to ARTICLE 4 and Purchaser’s rights pursuant to Section 11.5(a) with respect to Section 5.17, clean up, restore, remediate or otherwise respond to Hazardous Materials on, at or migrating from the premises covered by or related to the Assets in accordance with applicable agreements and Laws, to comply with Laws concerning Hazardous Materials, NORM and Environmental Liabilities related to the Assets, and to discharge all other Environmental Liabilities, (g) perform all obligations applicable to or imposed on the lessee, owner, or operator under the Leases and Material Contracts, or as required by applicable Laws, (h) all obligations of Seller and Seller’s Affiliates under the Conoco PSA related to the Conoco PSA Assets, and (i) all obligations related to the administration and payment of the Suspended Funds (all of said obligations and liabilities, subject to the exclusions below, herein being referred to as the “Assumed Seller Obligations”); provided, however, that the Assumed Seller Obligations shall not include, and Purchaser shall have no obligation to assume, any of the obligations or liabilities of Seller that are (such excluded obligations and liabilities, the “Excluded Seller Obligations”): i. attributable to or arise out of the Excluded Assets; ii. the continuing responsibility of Seller under Section 11.1; iii. except as set forth in Section 11.3(b), Property Costs for which Seller is responsible pursuant to Section 1.4(b) and Section 11.2; iv. any injury or death to any Third Party occurring on or attributable to the Assets prior to the Effective Time; v. disposal or transportation of any Hazardous Materials from the Assets attributable to the period of time prior to the Closing Date to any location not on the Assets in violation of Environmental Law; vi. Seller’s timely and accurate payment in full of all proceeds from production owed to working interest, royalty, overriding royalty and other interest owners of the Assets, and attributable to the period of time prior to the Effective Time, including any mispayments or allegations of mispayments of such proceeds attributable to Seller’s ownership or operation of the Assets during the period of time prior to the Effective Time; vii. related to any and all Taxes imposed on Purchaser as a transferee or successor of Seller or pursuant to any applicable law, in each case, for any taxable period ending before Effective Time; viii. incurred in connection with the relationship between Seller or its Affiliates and any of their respective present or former employees or the termination of any such employment relationship; ix. matters set forth on Schedule 11.3; or x. the gross negligence or willful misconduct of Seller or any of its Affiliates in connection with its use, ownership or operations, prior to the Closing Date, of the Assets in its capacity as operator thereof.

ASSET PURCHASE AGREEMENT PAGE 50 Section 11.4 Survival and Limitations; Exclusive Remedy. (a) The representations and warranties contained in ARTICLE 5 (other than the Fundamental Representations) and ARTICLE 6 (other than the Fundamental Representations) shall terminate eighteen (18) months after Closing. The representations and warranties contained in Section 5.3, Section 5.4, Section 5.6, Section 5.8, Section 6.1, Section 6.2, Section 6.3 and Section 6.5 (collectively, the “Fundamental Representations”) shall survive until the expiration of the applicable statute of limitations period, plus thirty (30) days. Upon the termination of a representation or warranty in accordance with the foregoing, such representation or warranty shall have no further force or effect for any purpose under this Agreement. The covenants and other agreements of Seller and Purchaser set forth in this Agreement shall survive the Closing Date until fully performed, or for the time periods specifically set forth in such covenant, as applicable. Notwithstanding the foregoing, the covenants and agreements in Section 7.8 and Section 12.3 shall survive until the expiration of the applicable statute of limitations period, plus thirty (30) days. (b) No Party hereto shall have any indemnification obligation pursuant to this ARTICLE 11 or otherwise in respect of any representation, warranty, covenant or agreement unless it shall have received from the Party seeking indemnification a written notice (a “Claim Notice”) of the existence of the claim for or in respect of which indemnification in respect of such representation, warranty, covenant or agreement is being sought on or before the expiration of the applicable survival period set forth in Section 11.4(a). If an Indemnified Party delivers a Claim Notice to an Indemnifying Party before the expiration of the applicable survival period set forth in Section 11.4(a), then the applicable representation, warranty, covenant or agreement shall survive until, but only for purposes of, the resolution of the matter covered by such Claim Notice. A Claim Notice shall set forth with reasonable specificity (1) the basis for such claim under this Agreement, and the facts that otherwise form the basis of such claim and (2) to the extent reasonably estimable, an estimate of the amount of such claim (which estimate shall not be conclusive of the final amount of such claim) and an explanation of the calculation of such estimate. (c) Except with respect to Fundamental Representations, the Purchaser may not recover pursuant to Section 11.5(a) for Damages arising from any breach of any representation or warranty, unless and until (i) the Damages arising out of any single breach exceeds the sum of $100,000 (the “Indemnity Threshold”) and (ii) the aggregate amount of Damages arising from breaches which exceed the Indemnity Threshold exceeds two and one-half percent (2.5%) of the unadjusted Purchase Price (the “Indemnity Deductible”), in which case the Seller will be liable for such Damages to the extent in excess of the Indemnity Deductible up to twenty percent (20%) of the unadjusted Purchase Price (the “Indemnity Cap”), excepting Damages finally determined by a court of competent jurisdiction to be attributable to the Actual Fraud of the Seller. Except with respect to Fundamental Representations, the Purchaser’s sole and exclusive remedy against the Seller for the recovery of Damages pursuant to Section 11.5(a) shall be to recover up to an amount equal to the Indemnity Cap, with such funds first coming from offsets of the Deferred Cash Consideration up to the Deferred Cash Consideration Cap until the Deferred Payment Date, then from the Indemnity Holdback Amount until depleted or otherwise distributed pursuant to the Escrow Agreement, and in no event shall the Seller have any liability or obligation whatsoever to the Purchaser for Damages pursuant to Section 11.5(a) in excess of the Indemnity Cap, excepting Damages finally determined by a court of competent jurisdiction to be attributable to the Actual Fraud of the Seller. In no event, with respect to the Fundamental Representations shall Seller be obligated to indemnify Purchaser for an amount in excess of 100% of the Purchase Price. (d) Notwithstanding anything herein to the contrary, for purposes of determining the indemnity obligations set forth in this ARTICLE 11 when calculating the amount of Damages

ASSET PURCHASE AGREEMENT PAGE 51 incurred, arising out of or relating to any such breach or inaccuracy of any such representation or warranty by Seller, in each case, all references to materiality (other than “Material Adverse Effect”, the definition of “Material Contract” and any dollar thresholds, but including “in all material respects” and other correlative terms) contained in such representation or warranty shall be disregarded. (e) Except with respect to Fundamental Representations, the Seller may not recover pursuant to Section 11.6(a) until the aggregate amount of Damages exceeds the Indemnity Deductible, in which case the Purchaser will be liable for such Damages to the extent in excess of the Indemnity Deductible. (f) The amount of any and all Damages indemnifiable under this Agreement shall be determined net of any amounts actually recovered by a Purchaser Indemnified Person (or any of its Affiliates) with respect to such Damages from any Third Party, including any indemnity, contribution or other similar payment, or under or pursuant to any insurance policy pursuant to which or under which such Purchaser Indemnified Person (or any of its Affiliates) has rights, it being understood that any amounts recovered under or pursuant to any insurance policy shall be calculated net of any reasonable costs associated with pursuing such insurance proceeds and reasonable out-of-pocket costs and any costs or expenses attributable to increases in insurance premiums. Section 11.5 Indemnification by Seller. SUBJECT TO THE TERMS, CONDITIONS, AND LIMITATIONS OF THIS ARTICLE 11, FROM AND AFTER THE CLOSING, SELLER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS PURCHASER AND ITS DIRECTORS, OFFICERS, EMPLOYEES, MEMBERS, PARTNERS, STOCKHOLDERS, MEMBERS, AGENTS, CONSULTANTS, ADVISORS AND OTHER REPRESENTATIVES (INCLUDING LEGAL COUNSEL, ACCOUNTANTS AND FINANCIAL ADVISORS) AND AFFILIATES AND THE SUCCESSORS AND PERMITTED ASSIGNS OF THIS AGREEMENT OF PURCHASER (COLLECTIVELY, THE “PURCHASER INDEMNIFIED PERSONS”) FROM AND AGAINST ANY AND ALL DAMAGES ASSERTED AGAINST, RESULTING FROM, IMPOSED UPON, OR INCURRED OR SUFFERED BY ANY PURCHASER INDEMNIFIED PERSON TO THE EXTENT RESULTING FROM, ARISING OUT OF OR RELATING TO, WITHOUT DUPLICATION: (a) ANY BREACH OF ANY REPRESENTATION OR WARRANTY MADE BY SELLER IN THIS AGREEMENT, THE CONVEYANCE OR IN ANY CERTIFICATE DELIVERED BY SELLER PURSUANT TO THIS AGREEMENT; (b) ANY BREACH FOR NONFULFILLMENT OF OR FAILURE TO PERFORM ANY COVENANT OR AGREEMENT OF SELLER CONTAINED IN THIS AGREEMENT OR IN ANY OTHER TRANSACTION DOCUMENT FURNISHED BY OR ON BEHALF OF SELLER IN CONNECTION WITH THIS AGREEMENT; (c) EXCLUDED SELLER OBLIGATIONS; AND (d) THE USE, OWNERSHIP OR OPERATION OF THE EXCLUDED ASSETS. THE INDEMNITY OBLIGATIONS PROVIDED FOR IN THIS SECTION 11.5 SHALL APPLY REGARDLESS OF FAULT. REGARDLESS OF FAULT IN THIS SECTION 11.5 MEANS

ASSET PURCHASE AGREEMENT PAGE 52 WITHOUT REGARD TO THE CAUSE OR CAUSES OF ANY CLAIM, EVEN THOUGH A CLAIM IS CAUSED IN WHOLE OR IN PART BY: (i) EXCEPT TO THE EXTENT OF ANY ACTUAL FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF PURCHASER, THE NEGLIGENCE (WHETHER SOLE, JOINT, CONCURRENT, COMPARATIVE, CONTRIBUTORY, ACTIVE OR PASSIVE), STRICT LIABILITY, OR OTHER FAULT OF THE PURCHASER INDEMNIFIED PERSONS; AND/OR (ii) EXCEPT TO THE EXTENT OF ANY ACTUAL FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF PURCHASER, THE NEGLIGENCE (WHETHER SOLE, JOINT, CONCURRENT, COMPARATIVE, CONTRIBUTORY, ACTIVE OR PASSIVE), STRICT LIABILITY, OR OTHER FAULT OF THIRD PARTIES OR INVITEES. Section 11.6 Indemnification by Purchaser. FROM AND AFTER THE CLOSING, SUBJECT TO THE TERMS AND CONDITIONS OF THIS ARTICLE 11, PURCHASER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER, PARENT, FOUNDERS OIL & GAS OPERATING, LLC, AND EACH OF THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, CONSULTANTS, MEMBERS, PARTNERS, STOCKHOLDERS, ADVISORS AND OTHER REPRESENTATIVES (INCLUDING LEGAL COUNSEL, ACCOUNTANTS AND FINANCIAL ADVISORS), AND SELLER’S SUCCESSORS, PERMITTED ASSIGNS OF THIS AGREEMENT AND AFFILIATES (COLLECTIVELY, THE “SELLER INDEMNIFIED PERSONS”) FROM AND AGAINST ANY AND ALL DAMAGES, ASSERTED AGAINST, RESULTING FROM, IMPOSED UPON, OR INCURRED OR SUFFERED BY ANY SELLER INDEMNIFIED PERSON, DIRECTLY OR INDIRECTLY, TO THE EXTENT RESULTING FROM, ARISING OUT OF, OR RELATING TO, WITHOUT DUPLICATION: (a) ANY BREACH OF ANY REPRESENTATION OR WARRANTY OF PURCHASER CONTAINED IN THIS AGREEMENT OR IN ANY CERTIFICATE FURNISHED BY OR ON BEHALF OF PURCHASER TO SELLER IN CONNECTION WITH THIS AGREEMENT; (b) ANY BREACH OR NONFULFILLMENT OF OR FAILURE TO PERFORM ANY COVENANT OR AGREEMENT OF PURCHASER CONTAINED IN THIS AGREEMENT OR ANY CERTIFICATE FURNISHED BY OR ON BEHALF OF PURCHASER TO SELLER IN CONNECTION WITH THIS AGREEMENT; AND (c) THE ASSUMED SELLER OBLIGATIONS. THE INDEMNITY OBLIGATIONS PROVIDED FOR IN THIS SECTION 11.6 SHALL APPLY REGARDLESS OF FAULT. REGARDLESS OF FAULT IN THIS SECTION 11.6 MEANS WITHOUT REGARD TO THE CAUSE OR CAUSES OF ANY CLAIM, EVEN THOUGH A CLAIM IS CAUSED IN WHOLE OR IN PART BY: (i) EXCEPT TO THE EXTENT OF ANY ACTUAL FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SELLER, THE NEGLIGENCE (WHETHER SOLE, JOINT, CONCURRENT, COMPARATIVE, CONTRIBUTORY, ACTIVE OR PASSIVE), STRICT LIABILITY, OR OTHER FAULT OF THE SELLER INDEMNIFIED PERSONS; AND/OR

ASSET PURCHASE AGREEMENT PAGE 53 (ii) EXCEPT TO THE EXTENT OF ANY ACTUAL FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SELLER, THE NEGLIGENCE (WHETHER SOLE, JOINT, CONCURRENT, COMPARATIVE, CONTRIBUTORY, ACTIVE OR PASSIVE), STRICT LIABILITY, OR OTHER FAULT OF THIRD PARTIES OR INVITEES. Section 11.7 Indemnification Proceedings. (a) In the event that any claim or demand for which Seller or Purchaser (such Person, an “Indemnifying Party”) may be liable to a Purchaser Indemnified Person under Section 11.5 or to Seller Indemnified Person under Section 11.6 (an “Indemnified Party”) is asserted against or sought to be collected from an Indemnified Party by a Third Party (a “Third Party Claim”), the Indemnified Party shall with reasonable promptness notify the Indemnifying Party of such Third Party Claim by delivery of a Claim Notice, provided that the failure or delay to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations under this ARTICLE 11, except (and solely) to the extent that the Indemnifying Party demonstrates that its defense of such Third Party Claim is actually and materially prejudiced thereby. The Indemnifying Party shall have thirty (30) days from receipt of the Claim Notice from the Indemnified Party (in this Section 11.7, the “Notice Period”) to notify the Indemnified Party whether or not the Indemnifying Party desires, at the Indemnifying Party’s sole cost and expense, to defend the Indemnified Party against such claim or demand; provided, that the Indemnified Party is hereby authorized prior to and during the Notice Period, and at the cost and expense of the Indemnifying Party, to file any motion, answer or other pleading that it shall reasonably deem necessary to protect its interests or those of the Indemnifying Party. (b) The Indemnifying Party shall have the right to assume the defense of such Third Party Claim only if and for so long as the Indemnifying Party (i) notifies the Indemnified Party during the Notice Period that the Indemnifying Party is assuming the defense of such Third Party Claim, (ii) uses counsel of its own choosing that is reasonably satisfactory to the Indemnified Party, and (iii) conducts the defense of such Third Party Claim in an active and diligent manner. If the Indemnifying Party is entitled to, and does, assume the defense of any such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof; provided, however, that notwithstanding the foregoing, the Indemnifying Party shall pay the reasonable attorneys’ fees of the Indemnified Party if the Indemnified Party’s counsel shall have advised the Indemnified Party that there is a conflict of interest that could make it inappropriate under applicable standards of professional conduct to have common counsel for the Indemnifying Party and the Indemnified Party it being understood and agreed, however, that the Indemnifying Party shall not be responsible for paying for more than one separate firm of attorneys and one local counsel to represent all of the Indemnified Parties subject to such Third Party Claim. (c) If the Indemnifying Party elects (and is entitled) to assume the defense of such Third Party Claim, (i) no compromise or settlement thereof or consent to any admission or the entry of any judgment with respect to such Third Party Claim may be effected by the Indemnifying Party without the Indemnified Party’s written consent (which shall not be unreasonably withheld, conditioned or delayed) unless the sole relief provided is monetary damages that are paid in full by the Indemnifying Party (and no injunctive or other equitable relief is imposed upon the Indemnified Party) and there is an unconditional provision whereby each plaintiff or claimant in such Third Party Claim releases the Indemnified Party from all liability with respect thereto and (ii) the Indemnified Party shall have no liability with respect to any compromise or settlement thereof effected without its written consent (which shall not be unreasonably withheld). If the Indemnifying

ASSET PURCHASE AGREEMENT PAGE 54 Party elects not to assume the defense of such Third Party Claim (or fails to give notice to the Indemnified Party during the Notice Period or otherwise is not entitled to assume such defense), the Indemnified Party shall be entitled to assume the defense of such Third Party Claim with counsel of its own choice, at the expense and for the account of the Indemnifying Party; provided, however, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent of such Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed. (d) Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party, shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any Third Party Claim (i) at the reasonable expense of the Indemnifying Party, as to which the Indemnifying Party fails to assume the defense during the Notice Period after the Indemnified Party gives notice thereof to the Indemnifying Party or (ii) at the reasonable expense of the Indemnifying Party, to the extent the Third Party Claim seeks an order, injunction, or other equitable relief against the Indemnified Party which, if successful, could materially adversely affect the business, condition (financial or other), capitalization, assets, liabilities, results of operations or prospects of the Indemnified Party. The Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of the Indemnifying Party without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). (e) In any case in which an Indemnified Party seeks indemnification hereunder and no Third Party Claim is involved, the Indemnified Party shall deliver a Claim Notice to the Indemnifying Party within a reasonably prompt period of time after an officer of such Indemnified Party or its Affiliates has obtained knowledge of the Loss giving rise to indemnification hereunder. The failure or delay to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations under this ARTICLE 11 except to the extent such failure results in insufficient time being available to permit the Indemnifying Party to effectively mitigate the resulting Damages or otherwise prejudices the Indemnifying Party. (f) Any indemnification payment due and owing pursuant to this ARTICLE 11 shall be effected by wire transfer of immediately available funds to an account designated by the Indemnified Party within five (5) Business Days after the determination of the amount thereof, whether as a result of a final decision, judgment or award having been rendered by a governmental authority of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the Indemnified Party and the Indemnifying Party shall have arrived at a mutually binding agreement with respect to an Third Party Claim hereunder. Section 11.8 Release. EXCEPT WITH RESPECT TO POST-CLOSING REMEDIATION AGREED TO PURSUANT TO SECTION 4.3, THE REMEDIES PROVIDED IN THIS ARTICLE 11 AND FOR ACTUAL FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER, PURCHASER HEREBY RELEASES, REMISES AND FOREVER DISCHARGES THE SELLER INDEMNIFIED PERSONS FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, CONTINGENT OR OTHERWISE, WHICH PURCHASER MIGHT NOW OR SUBSEQUENTLY MAY HAVE AGAINST THE SELLER INDEMNIFIED PERSONS, RELATING DIRECTLY OR INDIRECTLY TO OR ARISING OUT OF OR INCIDENT TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, ENVIRONMENTAL DEFECTS, THE RELEASE OF ANY

ASSET PURCHASE AGREEMENT PAGE 55 MATERIALS INTO THE ENVIRONMENT OR PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, INCLUDING, WITHOUT LIMITATION, RIGHTS TO CONTRIBUTION OR COST RECOVERY UNDER CERCLA, REGARDLESS OF FAULT. Section 11.9 Disclaimers. (a) EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THIS AGREEMENT, OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED PURSUANT TO SECTION 9.2(c), OR IN THE CONVEYANCE, (I) SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) SELLER EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO PURCHASER OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO PURCHASER BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF SELLER OR ANY OF ITS RESPECTIVE AFFILIATES). (b) EXCEPT AS EXPRESSLY REPRESENTED OTHERWISE IN ARTICLE 5 OF THIS AGREEMENT, OR IN THE CERTIFICATE OF SELLER TO BE DELIVERED PURSUANT TO SECTION 9.2(c), OR IN THE CONVEYANCE, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY SELLER OR ANY THIRD PARTIES, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, ATTORNEYS, ACCOUNTANTS REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, (IX) PATENT OR LATENT DEFECTS, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT PURCHASER SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS AND THAT PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE, OR (X) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT.

ASSET PURCHASE AGREEMENT PAGE 56 (c) EXCEPT AS SET FORTH IN ARTICLE 5 AND IN THE CERTIFICATE OF SELLER TO BE DELIVERED PURSUANT TO SECTION 9.2(C), SELLER HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF ANY MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF, ASSOCIATED WITH OR RESULTING FROM THE ASSETS, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY, AND PURCHASER SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS” AND “WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION. Section 11.10 Waiver of Trade Practices Acts. (a) IT IS THE INTENTION OF THE PARTIES THAT PURCHASER’S RIGHTS AND REMEDIES WITH RESPECT TO THIS TRANSACTION AND WITH RESPECT TO ALL ACTS OR PRACTICES OF SELLER, PAST, PRESENT OR FUTURE, IN CONNECTION WITH THIS TRANSACTION SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES—CONSUMER PROTECTION ACT, TEX. BUS. & COM. CODE ANN. § 17.41 ET SEQ. (THE “DTPA”). AS SUCH, PURCHASER HEREBY WAIVES THE APPLICABILITY OF THE DTPA TO THIS TRANSACTION AND ANY AND ALL DUTIES, RIGHTS OR REMEDIES THAT MIGHT BE IMPOSED BY THE DTPA, WHETHER SUCH DUTIES, RIGHTS AND REMEDIES ARE APPLIED DIRECTLY BY THE DTPA ITSELF OR INDIRECTLY IN CONNECTION WITH OTHER STATUTES. PURCHASER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS PURCHASING THE GOODS AND/OR SERVICES COVERED BY THIS AGREEMENT FOR COMMERCIAL OR BUSINESS USE; THAT IT HAS ASSETS OF $25,000,000 OR MORE ACCORDING TO ITS MOST RECENT FINANCIAL STATEMENT PREPARED IN ACCORDANCE WITH GAAP; THAT IT HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF A TRANSACTION SUCH AS THIS; AND THAT IT IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH SELLER. (b) PURCHASER EXPRESSLY RECOGNIZES THAT THE PRICE FOR WHICH SELLER HAS AGREED TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT HAS BEEN PREDICATED UPON THE INAPPLICABILITY OF THE DTPA AND THIS WAIVER OF THE DTPA. PURCHASER FURTHER RECOGNIZES THAT SELLER, IN DETERMINING TO PROCEED WITH THE ENTERING INTO THIS AGREEMENT, HAS EXPRESSLY RELIED ON THIS WAIVER AND THE INAPPLICABILITY OF THE DTPA. (c) IN ADDITION TO THE FOREGOING, AND IN ORDER TO ENSURE COMPLIANCE WITH TEXAS’ DTPA SECTION 17.42(C), PURCHASER WAIVES ALL RIGHTS IT MAY POSSESS, IF ANY, UNDER THE DTPA WITH THE FOLLOWING CERTIFICATION: WAIVER OF RIGHTS PURCHASER WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW

ASSET PURCHASE AGREEMENT PAGE 57 THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, PURCHASER VOLUNTARILY CONSENTS TO THIS WAIVER. Section 11.11 Recording. As soon as practicable after Closing, Purchaser shall record the Conveyance in the appropriate counties where the Properties are located and provide Seller with copies of all recorded or approved instruments. The Conveyance in the form attached as Exhibit B is intended to convey all of the Properties being conveyed pursuant to this Agreement. Certain Properties or specific portions of the Properties that are leased from, or require the approval to transfer by, a Governmental Body are conveyed under the Conveyance and also are described and covered under separate assignments made by Seller to Purchaser on officially approved forms, or forms acceptable to such entity, in sufficient multiple originals to satisfy applicable statutory and regulatory requirements. The interests conveyed by such separate assignments are the same, and not in addition to, the interests conveyed in the Conveyance attached as Exhibit B. Further, such assignments shall be deemed to contain all of the exceptions, reservations, rights, titles, power and privileges set forth herein and in the Conveyance as fully and only to the extent as though they were set forth in each such separate assignment. ARTICLE 12 MISCELLANEOUS Section 12.1 Counterparts. This Agreement may be executed and delivered (including by facsimile or email transmission) in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Section 12.2 Notice. All notices which are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing and delivered personally, by overnight courier service, by electronic mail, or by registered or certified mail, postage prepaid, as follows: If to Seller: Founders Oil & Gas IV, LLC 1341 Horton Circle Arlington, Texas 76011 Attention: Jonathan A. Holmes, Vice President – Land Telephone: 817-390-1803 Email Address: jholmes1@foundersoil.com With a copy to (which shall not constitute Notice to Seller): O’Melveny & Myers LLP 2501 N. Harwood Street, 17th Floor Dallas, Texas 75201 Attention: Jason Schumacher Phone: 972-360-1942

ASSET PURCHASE AGREEMENT PAGE 58 E-mail: jschumacher@omm.com If to Purchaser: Ring Energy, Inc. 1725 Hughes Landing Blvd., Suite 900 The Woodlands, Texas 77380 Attention: Stephen D. Brooks Phone: 281-397-3699 E-mail: sbrooks@ringenergy.com With a copy to (which shall not constitute Notice to Purchaser): Jones & Keller, P.C. 1675 Broadway, 26th Floor Denver, Colorado 80202 Attention: Reid A. Godbolt Adam J. Fogoros Phone: 303-573-1600 E-mail: rgodbolt@joneskeller.com adamf@joneskeller.com Each Party may change its address for notice by notice to the other in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the Party to which such notice is addressed. Section 12.3 Transfer Taxes. Subject to the last sentence of this Section 12.3, all Transfer Taxes (including any related interest, penalties, or legal costs) that may be imposed on any transfer of the Assets under this Agreement shall be borne and paid 50% by Seller and 50% by Purchaser. If required by applicable Law, Seller shall, in accordance with applicable Law, calculate and remit any Transfer Taxes that are required to be paid as a result of the transfer of the Assets to Purchaser, and Purchaser shall promptly reimburse Seller’s share thereof. The Parties shall cooperate with one another in the preparation of any Tax Returns and other related documentation with respect to such Transfer Taxes (including any exemption certificates and forms as each may request to establish an exemption from (or otherwise reduce) or make a report with respect to such Transfer Taxes). Any expenses, fees, or costs incurred by the Parties in connection with preparing or filing such Tax Returns shall be paid by Seller. Notwithstanding the foregoing, all required documentary, filing and recording fees and expenses in connection with the filing and recording of the Conveyance, conveyances or other instruments of conveyance required to convey title to the Assets to Purchaser shall be borne by Purchaser. Section 12.4 Expenses. Except as otherwise expressly provided in Section 12.3 or elsewhere in this Agreement, (a) all expenses incurred by Seller in connection with or related to the authorization, preparation or execution of this Agreement, the Conveyance delivered hereunder and the Exhibits and Schedules hereto and thereto, and all other matters related to the Closing, all fees and expenses of counsel, accountants and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and (b) all such expenses incurred by Purchaser and all other fees and expenses relating to the registration of title to the Assets after Closing shall be borne solely and entirely by Purchaser.

ASSET PURCHASE AGREEMENT PAGE 59 Section 12.5 Change of Name. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, Purchaser shall eliminate the name “Founders Oil & Gas” and any variants thereof from the Assets acquired pursuant to this Agreement and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller or any of its Affiliates. Section 12.6 Replacement of Bonds, Letters of Credit and Guarantees. The Parties understand that none of the bonds, letters of credit and guarantees, if any, posted by Seller or any of its Affiliates with Governmental Bodies and relating to the Assets may be transferable to Purchaser. Prior to Closing, Purchaser shall have obtained, or caused to be obtained in the name of Purchaser, replacements for such bonds, letters of credit and guarantees, to the extent such replacements are necessary to permit the cancellation of the bonds, letters of credit and guarantees posted by Seller or any of its Affiliates or to consummate the transactions contemplated by this Agreement. Section 12.7 Governing Law; Venue and Waiver of Jury Trial. (a) THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS. EACH OF THE PARTIES CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE UNITED STATES FEDERAL DISTRICT COURTS LOCATED IN HOUSTON, TEXAS (OR IF THE FEDERAL DISTRICT COURTS DO NOT HAVE JURISDICTION, THEN THE STATE COURTS IN HOUSTON, TEXAS) FOR ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY (EXCEPT AS OTHERWISE CONTEMPLATED BY SECTION 3.4(K) OR SECTION 4.3(C)). ALL SUCH ACTIONS, SUITS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY SHALL BE EXCLUSIVELY LITIGATED IN THE UNITED STATES FEDERAL DISTRICT COURTS HAVING SITES IN HOUSTON, TEXAS (AND ALL APPELLATE COURTS HAVING JURISDICTION THEREOVER) OR, IF THE FEDERAL COURTS DO NOT HAVE JURISDICTION, THEN THE STATE COURTS IN HOUSTON, TEXAS (AND ALL APPELLATE COURTS HAVING JURISDICTION THEREOVER). EACH PARTY WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH COURTS AND WAIVE ANY OBJECTION THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER SUCH PARTY. TO THE EXTENT THAT EITHER PARTY OR ANY OF ITS AFFILIATES HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY (ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES) HEREBY IRREVOCABLY (I) WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS WITH RESPECT TO THIS AGREEMENT AND (II) SUBMITS TO THE PERSONAL JURISDICTION OF ANY COURT DESCRIBED IN THIS SECTION 12.7. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF

ASSET PURCHASE AGREEMENT PAGE 60 ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. Section 12.8 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. Section 12.9 Waivers. Any failure by any Party or Parties to comply with any of its or their obligations, agreements or conditions herein contained may be waived in writing, but not in any other manner, by the Party or Parties to whom such compliance is owed. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Section 12.10 Assignment. No Party shall assign all or any part of this Agreement, nor shall any Party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Section 12.11 Entire Agreement. The Confidentiality Agreement, this Agreement and the Exhibits and Schedules attached hereto, and the documents to be executed hereunder constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof. Section 12.12 Amendment. (a) This Agreement may be amended or modified only by an agreement in writing executed by the Parties hereto. (b) No waiver of any right under this Agreement shall be binding unless executed in writing by the Party to be bound thereby. Section 12.13 No Third-Party Beneficiaries. Nothing in this Agreement shall entitle any Person other than Purchaser or Seller to any claims, remedy or right of any kind, except as to those rights expressly provided to the Seller Indemnified Persons and Purchaser Indemnified Persons (provided, however, any claim for indemnity hereunder on behalf of an Seller Indemnified Person or an Purchaser Indemnified Person must be made and administered by a Party to this Agreement).

ASSET PURCHASE AGREEMENT PAGE 61 Section 12.14 References and Construction. All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any articles, sections, subsections and other subdivisions of this Agreement are for convenience only, will not constitute part of the foregoing and will be disregarded in construing the language contained in those articles, sections, subsections and other subdivisions of this Agreement. The words “this Agreement,” “this instrument,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders will be construed to include any other gender. Examples will not be construed to limit, expressly or by implication, the matter they illustrate. The word “or” is not intended to be exclusive and the word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions. Capitalized terms used herein shall have the meanings ascribed to them in this Agreement as such terms are identified and/or defined in the Definitions section hereof. No consideration will be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement. All references to “actual fraud” shall exclude (x) constructive fraud, equitable fraud or promissory fraud, or (y) any fraud based on constructive knowledge, negligent misrepresentation or recklessness. Section 12.15 Conspicuousness. The Parties agree that provisions in this Agreement in “bold” and/or “ALLCAPS” type satisfy any requirements of the “express negligence rule” and any other requirements at law or in equity that provisions be conspicuously marked or highlighted. Section 12.16 Severability. If any term or other provisions of this Agreement is held invalid, illegal or incapable of being enforced under any rule of law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either Party; provided, however, that if any such term or provision may be made enforceable by limitation thereof, then such term or provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable Law. Section 12.17 Time of Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day. Section 12.18 Non-Recourse. THE PARTIES ACKNOWLEDGE AND AGREE THAT NO PAST, PRESENT, OR FUTURE DIRECTOR, MANAGER, OFFICER, EMPLOYEE, INCORPORATOR, MEMBER, PARTNER, STOCKHOLDER, AGENT, ATTORNEY, REPRESENTATIVE, AFFILIATE, OR FINANCING SOURCE AND THEIR RESPECTIVE PAST, PRESENT, OR FUTURE DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, INCORPORATORS, MEMBERS,

ASSET PURCHASE AGREEMENT PAGE 62 PARTNERS, STOCKHOLDERS, AGENTS, ATTORNEYS, REPRESENTATIVES, AFFILIATES, OR FINANCING SOURCES OF ANY OF THE PARTIES (EACH, A “NON-RECOURSE PERSON” FOR PURPOSES OF THIS PROVISION), IN SUCH CAPACITY, SHALL HAVE ANY LIABILITY OR RESPONSIBILITY (IN CONTRACT, TORT, OR OTHERWISE) FOR ANY AND ALL SUITS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, LOSSES, COSTS, LIABILITIES, INTEREST, OR CAUSES OF ACTION WHATSOEVER, AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, WHICH ARE ARISING FROM, BASED UPON, RELATED TO, OR ASSOCIATED WITH THE NEGOTIATION, PERFORMANCE, AND CONSUMMATION OF THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREUNDER. THIS AGREEMENT MAY ONLY BE ENFORCED AGAINST, AND ANY DISPUTE, CONTROVERSY, MATTER, OR CLAIM ARISING FROM, BASED UPON, RELATED TO, OR ASSOCIATED WITH THIS AGREEMENT, OR THE NEGOTIATION, PERFORMANCE, OR CONSUMMATION OF THIS AGREEMENT, MAY ONLY BE BROUGHT AGAINST THE ENTITIES THAT ARE EXPRESSLY NAMED AS PARTIES, AND THEN ONLY WITH RESPECT TO THE SPECIFIC OBLIGATIONS SET FORTH HEREIN WITH RESPECT TO SUCH PARTY. EACH NON-RECOURSE PERSON IS EXPRESSLY INTENDED AS A THIRD PARTY BENEFICIARY OF THIS SECTION AND, NOTWITHSTANDING ANYTHING TO THE CONTRARY, SHALL HAVE THE RIGHT TO ENFORCE THIS PROVISION. Section 12.19 Limitation on Damages. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED ELSEWHERE IN THIS AGREEMENT TO THE CONTRARY, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT DOES NOT AUTHORIZE ONE PARTY TO SUE FOR OR COLLECT FROM THE OTHER PARTY ITS OWN PUNITIVE DAMAGES, OR ITS OWN CONSEQUENTIAL OR INDIRECT DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND EACH PARTY EXPRESSLY WAIVES FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, ANY AND ALL CLAIMS IT MAY HAVE AGAINST THE OTHER PARTY FOR ITS OWN SUCH DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Section 12.20 Suspense Funds. Purchaser hereby agrees to assume and be responsible for the administration and payment of the Suspended Funds set forth on Schedule 2.2(a)(vii) and agrees to release, defend, hold harmless and indemnify Seller from any and all Losses and obligations arising out of or pertaining to the proper payment and administration of such Suspended Funds. [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

ASSET PURCHASE AGREEMENT SIGNATURE PAGE IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties on the date first above written. SELLER: FOUNDERS OIL & GAS IV, LLC By: DRH OIL & GAS, INC., ITS SOLE MEMBER By: /s/ Bill W. Wheat Name: Bill W. Wheat Title: Executive Vice President and Chief Financial Officer

ASSET PURCHASE AGREEMENT SIGNATURE PAGE PURCHASER: RING ENERGY, INC. By: /s/ Paul D. McKinney Name: Paul D. McKinney Title: Chairman and Chief Executive Officer